     As filed with the Securities and Exchange Commission on August 4, 2000
                                      Securities Act Registration No. 333-37008
                                  Investment Company Registration No. 811-07390


-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ------------------
                                    FORM N-2


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                        Pre-Effective Amendment No. 2    |X|


                        Post-Effective Amendment No.     | |
                                     and/or
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940  |X|
                               AMENDMENT NO. 8           |X|
                               ------------------

                         Boulder Total Return Fund, Inc.
               (Exact Name of Registrant as Specified In Charter)
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301
                    (Address of Principal Executive Offices)

                                 (303) 444-5483
              (Registrant's Telephone Number, including Area Code)

                                Stephen C. Miller
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                     (Name and Address of Agent for Service)

                                   Copies to:


  Rose F. DiMartino, Esq.                      Richard T. Prins, Esq.
Willkie Farr and Gallagher             Skadden, Arps, Slate, Meagher & Flom LLP
  787 Seventh Avenue                            Four Times Square
New York, NY 10019-6099                         New York, NY 10036


      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------------------------------
                                               Proposed             Proposed
 Title of Securities       Amount Being     Maximum Offering    Maximum Aggregate        Amount of
  Being Registered          Registered       Price per Unit       Offering Price      Registration Fee
--------------------------------------------------------------------------------------------------------
Taxable Auction Market
Preferred Stock........... 775 shares          $100,000           $77,500,000           $20,460.00
                                                                                      previously paid
--------------------------------------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.
                              CROSS REFERENCE SHEET


                                Part A Prospectus


               Items in Part A of Form N-2
                 Specified in Prospectus                Location in Prospectus
               ---------------------------              ----------------------

Item 1.   Outside Front Cover.........................  Cover page


Item 2.   Cover Pages; Other Offering Information.....  Front Cover Page;
                                                        Outside Back Cover Page


Item 3.   Fee Table and Synopsis......................  Prospectus Summary

Item 4.   Financial Highlights........................  Financial Highlights

Item 5.   Plan of Distribution........................  Cover Page; Prospectus
                                                        Summary; Underwriting

Item 6.   Selling Shareholders........................  Inapplicable

Item 7.   Use of Proceeds.............................  Use of Proceeds;
                                                        Investment Objective and
                                                        Policies

Item 8.   General Description of the Registrant.......  Cover Page; Prospectus
                                                        Summary; The Company;
                                                        Investment Objective and
                                                        Policies

Item 9.   Management..................................  Prospectus Summary;
                                                        Management of the
                                                        Company


Item 10.  Capital Stock, Long-Term Debt,
          and Other Securities........................  The Company; Investment
                                                        Objective and Policies;
                                                        Description of AMPS; the
                                                        Auction; Taxes


Item 11.  Defaults and Arrears on Senior Securities...  Inapplicable

Item 12.  Legal Proceedings...........................  Inapplicable

Item 13.  Table of Contents of the Statement
          of Additional Information...................  Table of Contents of the
                                                        Statement of Additional
                                                        Information


                   Part B Statement of Additional Information


                                                     Location in Statement of
Items In Part B of Form N-2                           Additional Information
---------------------------                          --------------------------


Item 14.  Cover Page.................................  Cover Page

Item 15.  Table of Contents..........................  Back Cover Page

Item 16.  General Information and History............  Inapplicable

Item 17.  Investment Objective and Policies..........  Investment Objective and
                                                       Policies; Investment
                                                       Policies and Techniques

Item 18.  Management.................................  Management of the Company

Item 19.  Control Persons and Principal Holders
          of Securities..............................  Management of the Company

Item 20.  Investment Advisory and Other Services.....  Management of the Company

Item 21.  Brokerage Allocation and Other Practices...  Portfolio Transactions

Item 22.  Tax Status.................................  Tax Matters


Item 23.  Financial Statements.......................  Financial Statements
                                                       (incorporated by
                                                        reference)
                            Part C Other Information


Items 24-33 have been answered in Part C of this Registration Statement

         The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION, DATED AUGUST 4, 2000


PROSPECTUS

                                   $77,500,000
                         BOULDER TOTAL RETURN FUND, INC.
               Taxable Auction Market Preferred Stock (the "AMPS")
                                   775 Shares
                    Liquidation Preference $100,000 Per Share


     Boulder Total Return Fund, Inc., or the Company, is a closed-end, diversified management investment company. The Company's investment objective is total return. The Company seeks to produce both long-term capital appreciation through investment in common stocks and current income consistent with preservation of capital through investments in income producing securities. The Company typically invests in securities of U.S.-based companies, though it is not limited to investing in the U.S. stock market. The Company anticipates a low turnover rate in its portfolio of common stocks and, with respect to common stocks held for capital appreciation rather than income, seeks to invest in stocks that have a proven track record of earnings and the prospect of increased future value through growth in revenues and profits. The Company has the flexibility to invest in companies of any size; however, it is expected that it will not make significant investments in start-up companies, initial public offerings, non-public companies, or companies with little or no operating history.


     Boulder Investment Advisers, LLC (the "Adviser") acts as the investment adviser to the Company. The address of the Company and the Adviser is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and their common telephone number is
(303) 444-5483. Stewart West Indies Trading Company, Ltd. doing its investment advisory business under the name Stewart Investment Advisers ("SIA") acts as a sub-adviser to the Company and its address is Bellerive, Queen Street, St. Peter, Barbados.

     The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Company, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.


     This prospectus sets forth concisely the information about the Company you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated August __, 2000, containing additional information about the Company, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the statement of additional information on page of this prospectus. You may request a free copy of the statement of additional information by calling 1-800 331-1710. You may also obtain the statement of additional information and other information regarding the Company on the SEC's web site (http://www.sec.gov).


     Investing in the AMPS involves certain risks. See "Risks" beginning on page ___. The minimum purchase amount of the AMPS is $100,000.

     Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                Per Share             Total
                                                ---------             -----

 Public Offering Price                         $100,000          $77,500,000
 Sales Load                                    $    375          $   290,625
 Proceeds to Company (before expenses) 1       $ 99,625          $77,209,375

-----------------
1  Offering expenses payable by the Company are estimated to be $250,000.

     The underwriter is offering the AMPS subject to various conditions. The underwriter expects to deliver the AMPS to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about August 15, 2000.

     August , 2000

                               MERRILL LYNCH & CO.

     The Company is offering 775 newly issued shares of Taxable Auction Market Preferred Stock (the "Offering"). We refer to these shares as the "AMPS" throughout this prospectus and the related statement of additional information. The dividend rate for the initial rate period (the period from the date of issue through September 12, 2000) will be ___%, and will be paid on September 13, 2000. After the initial rate period, the dividend rate on the AMPS for each subsequent rate period generally will be determined pursuant to auctions held every 28 days. Prospective purchasers should carefully review the auction procedures described in this prospectus and in the statement of additional information and should note:


     o a buy order or sell order is a commitment to buy or sell AMPS based on the results of an auction;

     o  auctions will be conducted by telephone; and

     o purchases and sales will be settled on the next business day after the auction.

     The Company is required to allocate net capital gains and other taxable income, if any, proportionately between common shares and preferred shares, including the AMPS, based on the percentage of total dividends distributed to each class for that year.


     Dividends on the AMPS are cumulative. The AMPS are redeemable, in whole or in part, at the option of the Company on any date dividends are paid on the AMPS, and will be subject to mandatory redemption, in certain circumstances, at a redemption price of $100,000 per share plus accumulated but unpaid dividends to the redemption date (whether or not declared), plus a premium in certain circumstances.


     You should rely only on the information contained in this prospectus. The Company has not authorized anyone to provide you with different information. The Company is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

                                TABLE OF CONTENTS

                                                                          Page

PROSPECTUS SUMMARY..........................................................4
FINANCIAL HIGHLIGHTS........................................................8
THE COMPANY.................................................................9
USE OF PROCEEDS............................................................10
INVESTMENT OBJECTIVE AND POLICIES..........................................10
OTHER INVESTMENT PRACTICES.................................................11
   Leverage................................................................11
   Hedging.................................................................11
   Other Investment Techniques.............................................11
RISKS......................................................................11
   Interest Rate and Hedging Risks.........................................11
   Investments In Common Stocks............................................12
   Investments in Real Estate Investment Trusts ("REITs")..................12
   Investments in Other Registered Investment Companies ("RICs")...........13
   Investments in Preferred Stocks and Bonds...............................13
   Auction Risk............................................................13
   Secondary Market Risk...................................................13
   Ratings and Asset Coverage Risk.........................................14
MANAGEMENT OF THE COMPANY..................................................14
   Directors and Officers..................................................14
   Investment Advisers.....................................................14
   Beneficial Ownership and Control Persons................................16
   Investment Philosophy...................................................18
   The Investment Advisory Agreements......................................18
   The Administration and Co-Administration Agreements.....................19
   Expenses of The Company.................................................20
DESCRIPTION OF AMPS........................................................20
   General.................................................................21
   Dividends and Rate Periods..............................................21
   Redemption..............................................................23
   Liquidation.............................................................24
   Rating Agency Guidelines and Asset Coverage.............................24
   Voting Rights...........................................................25
THE AUCTION................................................................26
   General.................................................................27
   Auction Procedures......................................................27
   Secondary Market Trading and Transfer of AMPS...........................29
TAXES......................................................................29
   Federal Income Tax Matters..............................................29
   State and Local Tax Matters.............................................30
DETERMINATION OF NET ASSET VALUE...........................................30
REPURCHASE OF COMMON SHARES................................................30
DESCRIPTION OF CAPITAL STOCK...............................................30
   Common Shares...........................................................30
   Preferred Stock.........................................................31
   Anti-takeover Provisions of the Charter and By-Laws.....................31
OTHER SERVICE PROVIDERS....................................................33
UNDERWRITING...............................................................33
LEGAL OPINIONS.............................................................33
EXPERTS....................................................................34
REPORTS TO STOCKHOLDERS....................................................34
AVAILABLE INFORMATION......................................................34
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION..............35

                               PROSPECTUS SUMMARY

       The following information is a summary of, and is qualified in its entirety by reference to, more detailed information included in this prospectus and the Company's statement of additional information.


The  Company.............. Boulder Total Return Fund, Inc. is a diversified, closed-end management investment company. The Company's investment objective is total return. The Company seeks to produce both long-term capital appreciation through investment in common stocks and current income consistent with preservation of capital through investments in income producing securities. The Company typically invests in securities of U.S.-based companies. See "Investment Objective and Policies". As of June 30, 2000, the Company had 9,416,743 shares of common stock outstanding and 775 preferred shares outstanding. The 775 preferred shares are Money Market Cumulative Preferred Stock (the "MMP Shares") which will be redeemed in their entirety in conjunction with the Offering out of the proceeds of the Offering. The Company's common shares are traded on the New York Stock Exchange under the symbol "BTF."


The Offering............. The Company is offering 775 shares of AMPS (the
                          "Offering"). The purchase price for each AMPS Share
                          is $100,000 plus accumulated dividends, if any,
                          from the date the share is first issued. The AMPS are being offered by Merrill Lynch & Co. ("Merrill Lynch").
Investment Objective
and Policies............ The Company's investment objective is total return.
                         The Company seeks to produce both long-term capital appreciation through investment in common stocks and current income consistent with preservation of capital through investments in income producing securities such as dividend paying closed-end funds, real estate investment trusts, U.S. Government securities, preferred stocks and bonds. No assurance can be given that the Company will achieve its investment objective.


                         The Company operates as a "diversified" management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under this definition, at least 75% of the value of the Company's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Company's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Company's assets, which may be invested in a single issuer. The Company intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund.
                         As a result, the Company is subject to a greater risk of loss than a fund that diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Company's net asset value reflecting fluctuation in the value of its large holdings.

                         Under normal market conditions, the Company intends to invest at least 80% of its net assets in common stocks and income securities. The term "common stocks" includes income-producing closed-end funds and real estate investment trusts ("REITs").
                         The term "income securities" includes preferred stocks, bonds, notes, bills, debentures, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Investment Advisers......Boulder  Investment  Advisers,  L.L.C.  (the
                         "Adviser") acts as the investment adviser to the Company and Stewart Investment Advisers (the "Sub-
                         Adviser"   or  "SIA")  is  the  Company's sub-
                         investment adviser. The Adviser has delegated to SIA full authority to make investment decisions for the Company and to determine the Company's asset allocation. The address of the Company and the Adviser is 1680 38th Street, Suite 800, Boulder Colorado 80301 and their common telephone number is
                         (303) 444-5483. SIA's address is Bellerive, Queen Street, St. Peter, Barbados.


Risk Factors.............Before investing in AMPS, you should consider carefully the following risks of such an investment:

                         o If an auction fails you may not be able to sell some or all of your shares;


                         o The Company holds a substantial position (more than 25% of its assets) in the common stock of a single issuer, Berkshire Hathaway, Inc. and thus, the volatility of the Company's common stock, and the Company's net asset value and its performance in general, depends disproportionately more on the performance of such single issuer than might a more diversified fund;


                        o        The  Company  has   substantial   investments
                                 in non-income producing common stocks (e.g., Berkshire Hathaway as described above);

                        o Because of the nature of the market for AMPS, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                        o A rating agency could downgrade the rating assigned to the AMPS, which could affect liquidity;

                        o The Company may be forced to redeem your shares to meet regulatory or rating agency requirements and may voluntarily redeem your shares without your consent;

                        o In certain circumstances the Company may not earn sufficient income from its investments to pay dividends out of income;

                        o Market factors, such as declines in the value of its stock holdings or increases in interest rates, may result in a decline in the value of the Company's investment portfolio thus reducing the asset coverage for the AMPS; and

                        o Adverse developments in the business affairs of issuers of securities in which the Company invests may have a negative impact on the value of the Company's portfolio and its income.

Secondary Market
Trading................The AMPS  will not be  listed on a stock  exchange.
                       Instead, you may buy or sell AMPS at a periodic auction by submitting orders to a broker-dealer
                       (a "Broker-Dealer") that has entered into a separate agreement with the auction agent and the Company or to a
                       broker-dealer   that   has   entered   into   an
                       agreement   with  a  Broker-Dealer.  In addition to the
                       auctions, Broker-Dealers and other broker-dealers may maintain a separate secondary trading market in
                       AMPS,  but  may  discontinue  this  activity  at  any
                       time.  You  may transfer   shares   outside   of
                       auctions   only to  or  through  a Broker-Dealer,  a
                       broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Company may agree. There can be no assurance that a secondary trading market for the AMPS will develop, or if it does develop, that it will provide you with liquidity.


Dividends and Rate
Periods...............After the initial  rate  period,  the AMPS  normally  will have a rate period consisting of twenty-eight (28) days.

                      The Board of Directors of the Company (the "Board") may, from time to time, declare a different rate period upon giving notice to the holders of the AMPS.

                      Dividends on the AMPS offered hereby are cumulative from the date they are first issued and are payable when, as and if declared by the Board, out of funds legally available therefor. The Company will pay the initial dividend for the AMPS on September 13, 2000 and thereafter generally on the business day following each auction, subject to certain exceptions.

                      After the initial rate period, the dividend rate for the AMPS will be determined by auction. The dividend rate for the initial rate period is ___% and the first auction will be held on September 12, 2000.

                      In the event the Company wishes to designate a special rate period, the Company will provide prior notice to the auction agent and each Broker- Dealer and will not designate such period if the lead broker for the auctions, initially Merrill Lynch, Pierce, Fenner and Smith Incorporated, objects. See "Dividends and Rate Periods--Calculation of Dividend Payment".

Taxes.................Because in normal  circumstances the Company will invest substantially all of its assets in securities that pay dividends or interest that is not exempt from regular Federal income tax, the income you receive will ordinarily be subject to regular Federal income tax. In addition, your income may be subject to state and local taxes. Taxable income or net realized capital gains earned by the Company will be allocated proportionately to holders of the Company's preferred shares and common shares, based on the percentage of total dividends paid to each class for that year. In addition, income eligible for the "dividends received deduction" will be allocated proportionally to holders of the AMPS and the Company's common shares. Accordingly, a portion of the dividends paid on the AMPS may be taxable at long-term capital gains rates, which are lower for individuals than rates on ordinary income and short-term capital gain.

Liquidation
Preference...........The liquidation  preference of each AMPS share will be
                     $100,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) plus the premium, if any, resulting from the designation of a premium call period.

Ratings.............It is a  condition  to their  issuance  that the AMPS be issued with a rating of "aa1" from Moody's Investor Services, Inc. ("Moody's") and "AA" from Standard & Poor's Ratings Group ("S&P"). These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Company and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn, in the rating agencies' discretion, as a result of changes in, or the unavailability of, such information.

Redemption..........Holders of AMPS will not have the right to cause the
                    Company to redeem their shares. The Company may, however, be required by applicable law or by rating agency guidelines to redeem the AMPS if, for example, the Company does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Company may also voluntarily redeem the AMPS without your consent.

Voting Rights.......The 1940 Act requires that the holders of any preferred shares, voting together as a single class separate from the holders of common shares, have the right to elect at least two directors of the Company at all times and to elect a majority of the directors at any time if two years' dividends on the AMPS have not been paid and the Company has not eliminated all dividend arrearages. The holders of AMPS and any other outstanding preferred shares will vote as a separate class on certain other matters as required under the Company's charter, the 1940 Act and Maryland law.

                              FINANCIAL HIGHLIGHTS


     The tables below set forth certain specified information for an outstanding share of common stock and an outstanding share of MMP stock of the Company throughout each period presented. The financial highlights for fiscal years ended November 30 have been audited by PricewaterhouseCoopers LLP, the Company's independent auditors, whose report covering each of the five years in the period ended November 30, 1999, is included in the Company's most recent Annual Report and is incorporated by reference in the statement of additional information. The Company's unaudited financial statements in its May 30, 1999 Semi-Annual Report are also incorporated by reference in the statement of additional information. On August 27, 1999 the Company changed its objective from income to total return. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Company's most recent Annual Report and Semi-Annual Report, which are available without charge from the Company by calling the Company at 1-800 331-1710.



                                                                    Year Ended November 30
                                      Six Months
                                         Ended
                                        May 31,          1999       1998       1997      1996        1995        1994       1993****
                                         2000
(Unaudited)

OPERATING PERFORMANCE:
Net asset value, beginning of period        $ 13.32       $16.06    $16.33    $15.31     $14.54     $12.22   $14.36       $13.95
Net investment income............              0.38         1.29      1.33      1.36       1.41       1.39     1.40         0.83
Net realized and unrealized
gain/(loss) on investments.......              0.11        (1.93)     0.13     10          0.72       2.46    (1.94)        0.54
Total from investment operations.              0.49        (0.64)     1.46      2.46       2.13       3.85    (0.54)        1.37
                                                                                                                            (.22)

DISTRIBUTIONS:
Dividends paid from net investment
income to MMP* Shareholders......             (0.24)       (0.35)    (0.25)    (0.26)     (0.34)     (0.36)   (0.28)       (0.09)
Distributions paid from net
realized capital gains to MMP*                --           (0.03)    (0.14)    (0.06)     (0.02)     --       --           (0.01)
Shareholders.....................
Dividends paid from net investment
income to Common Shareholders....             (0.14)       (1.02)    (1.07)    (1.05)     (1.02)     (1.15)   (1.09)       (0.61)
Distributions paid from net
realized capital gains to Common              --           (0.64)    (0.29)    (0.05)     --         --       (0.24)       --
Shareholders.....................
Change in accumulated undeclared
dividends on MMP* Shareholders...
                                              -----        -------    -----    ------      -----     ------    ----        ------
                                               0.03        (0.06)+    0.02     (0.02)      0.02      (0.02)    0.01        (0.03)
                                               ----        -------    -----    -------     -----     ------    ----        ------
Total distributions .............             (0.35)       (2.10)    (1.73)    (1.44)     (1.36)     (1.53)   (1.60)       (0.74)
Net asset value, end of period...            $13.46       $13.32+   $16.06  $  16.33   $  15.31   $  14.54   $12.22       $14.35
Market value, end of period......            $10.75       $10.188   $13.625   $15.625    $14.625    $13.125  $11.125      $14.25

Total investment return based on
net asset value** ...............              2.47%       (5.17)%    7.65%    14.66%     13.89%     30.38%   (5.79)%       7.40%
Total investment return based on
market value**...................              7.01%      (14.51)%   (4.55)%   14.84%     20.50%     29.28%  (13.55)%       (.89)%

RATIOS TO AVERAGE NET ASSETS
AVAILABLE TO COMMON STOCK
SHAREHOLDERS:
Operating expenses (a) ..........              2.67%        1.97%     1.83%     1.60%      1.84%      1.89%    1.91%        1.66%
Net investment income (a)***.....              2.51%        6.08%     5.92%     6.51%      7.44%      7.81%    8.35%        6.59%
SUPPLEMENTAL DATA:
Portfolio turnover rate .........                45%          69%       86%       77%        98%        93%      110%        135%
Net assets, end of period (in
000's)...........................          $204,708     $228,829  $231,572  $221,840   $212,827   $192,795  $212,577    $203,609
Ratio of operating expenses to
Total Average Net Assets including             1.62%        1.26%     1.22%     1.05%      1.17%      1.16%   1.17%         1.07%
MMP*.............................

*    Money Market Cumulative Preferred(TM)Stock.
** Assumes reinvestment of distributions at the price obtained by the Company's Dividend Reinvestment Plan.
*** The net investment income ratios reflect income net of operating expenses and payments to MMP(TM) Shareholders.
**** The Company commenced operations on February 19, 1993.
+ Includes effect of additional distribution available to MMP(TM) Shareholders ($0.04 per Common share).
(a)  Annualized for the six months ended May 31, 2000.



                   Money Market Cumulative Preferred(TM) Stock


           Total Shares    Asset Coverage    Involuntary      Average Market
           Outstanding       per Share       Liquidating      Value per Share(1)
                                             Preference Per
                                             Share (1)

5/31/00*       775          $264,165          $100,000          $100,000

11/30/99       775          $262,733          $100,000          $100,000

11/30/98       775          $295,263          $100,000          $100,000

11/30/97       775          $298,802          $100,000          $100,000

11/30/96       775          $286,246          $100,000          $100,000

11/30/95       775          $277,196          $100,000          $100,000

11/30/94       775          $248,767          $100,000          $100,000

11/30/93       775          $274,293          $100,000          $100,000

(1) Excludes accumulated undeclared dividends.
*   Unaudited

                                   THE COMPANY


     Boulder Total Return Fund, Inc. is a diversified, closed-end management investment company. The Company was incorporated under the laws of the State of Maryland on December 21, 1992, and is registered under the 1940 Act. The address of the Company is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and its telephone number is (303) 444-5483.

     The Company commenced investment operations on February 19, 1993, upon the closing of the initial public offering of 8,000,000 of its common shares. The net proceeds of such offering were approximately $111.6 million.


     Prior to August, 1999, the Company's investment objective was "high current income consistent with preservation of capital". On August 27, 1999, a special shareholders meeting was held at which the Company's shareholders approved, among other things:

     o A change in the Company's investment objective from "high current income consistent with preservation of capital" to total return;


     o Three new advisers for the Company (Boulder Investment Advisers, LLC, Stewart Investment Advisers and Spectrum Asset Management, Inc.);

     o A new name for the Company (from Preferred Income Management Fund Incorporated to Boulder Total Return Fund, Inc.); and


     o The amendment of certain investment restrictions consistent with the Company's new investment objective.

     The Company has outstanding 775 shares of Money Market Cumulative Preferred Shares (the "MMP Shares"). The MMP Shares were issued with a liquidation preference per share of $100,000, plus accumulated and unpaid dividends. The MMP Shares will be redeemed in conjunction with the Offering out of the proceeds from the Offering.

     As of June 30, 2000, the Company's issued and outstanding shares were as follows:




       Title and Class               Amount Authorized         Amount Held by Company         Amount Outstanding
                                                                 or for Its Account

Common Stock                            240,000,000                       0                        9,416,743
Preferred Stock                         10,000,000                        0                           775


     The Company's common shares are traded on the New York Stock Exchange under the symbol "BTF."

                                USE OF PROCEEDS


     The net proceeds of the Offering will be approximately $76,959,375 after payment of offering expenses (estimated to be $250,000) and the sales load.

     The net proceeds of the Offering will be used to redeem the MMP Shares and thus will be invested in accordance with the Company's investment objective and policies as stated below.


                       INVESTMENT OBJECTIVE AND POLICIES

     The Company's investment objective is total return. The Company seeks to produce both long-term capital appreciation through investment in common stocks and current income consistent with preservation of capital through investments in income producing securities, such as dividend-paying closed-end funds ("RICs"), real estate investment trusts ("REITs"), U.S. Government securities, preferred stocks and bonds. No assurance can be given that the Company will achieve its investment objective.


     The Company operates as a "diversified" management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Company's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Company's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Company's assets, which may be invested in a single issuer. The Company intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Company is subject to a greater risk of loss than a fund that diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Company's net asset value reflecting fluctuation in the value of its large holdings.

     Under normal market conditions, the Company intends to invest in a portfolio of common stocks and income securities. The portion of the Company's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations. The term "preferred stocks" or "preferreds" includes traditional preferred stocks as well as so-called "hybrid," or taxable, preferred securities and other similar or related investments. These hybrid securities, which currently are marketed under such acronyms as TOPrS, TIPS, QUIPS, MIPS, QUIDS, QUICS and Capital Securities, may be debt-like in key characteristics.

     As of June 30, 2000 the Company's portfolio is invested primarily in common stocks (53.4%), with 16.2% invested in preferred stocks and 30.4% in cash equivalents. The Company currently intends to invest in RICs and REITs in order to generate sufficient income to pay interest on the AMPS when due. Under current market conditions, these investments and investments in hybrid preferred securities generally are generating higher income than traditional preferred stocks that had comprised most of the Company's portfolio prior to the change in the Company's investment objective described above. Under the 1940 Act, the Company must limit to 10% the portion of its assets invested in RICs and, absent an amendment to the Company's industry concentration policy, must limit to 25% the portion of its assets invested in REITs. Each of these percentage limitations is calculated at the time of investment, and the Company will not be required to dispose of assets if holdings increase above these levels due to appreciation. Under current market conditions, it is expected that the Company will have investments in RICs and REITs close to such 10% and 25% limitations as long as the AMPS or other leverage is outstanding.


     The volatility of common stock prices has historically been greater than fixed-income securities, and as the Company continues to shift a greater portion of its assets into common stocks, the volatility of the Company's net asset value may also increase. The time horizon for the Company to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

     The Company may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of short-term (less than twelve months to maturity) U.S. Government securities, certificates of deposit and other bank obligations, investment grade corporate bonds and other debt instruments, and repurchase agreements. Under normal market circumstances, the Company will not have more than 10% of its assets in cash and cash equivalents.


     Except for the Company's investment objective and the Company's industry concentration and issuer diversification policies described above, the percentage limitations and investment policies set forth in this Prospectus can be changed by the Board without shareholder approval.


                           OTHER INVESTMENT PRACTICES

Leverage

     Since February 1993, the Company has been leveraged with $77.5 million of the MMP Shares and, after redemption of the MMP Shares and issuance of the AMPS, it is intended that the Company will remain leveraged to the same degree with the AMPS (i.e., $77.5 million). It is expected that as long as the Company utilizes the leverage, it will maintain an investment in income-producing securities sufficient to pay the expenses of the Company and to service the dividends payable on the AMPS.

Hedging

     Historically the Company had entered into certain hedging transactions to offset some of the interest rate risk associated with its preferred stock portfolio when 100% of the Company's assets were in preferred stocks. However, due to the cost of hedging, and the smaller percentage of the Company's assets invested in fixed income securities, the Company has discontinued hedging its portfolio.

Other Investment Techniques


     The Company may engage in other types of transactions, including, but not limited to, investment in restricted and illiquid securities, RICs or REITs, repurchase and reverse repurchase agreements, when-issued and forward commitment transactions, borrowing, securities lending and other transactions. For a description of such types of transactions, see "Investment Policies and Techniques" in the statement of additional information.


                                      RISKS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

Interest Rate and Hedging Risks

     Since August 27, 1999, at which time the Company changed its investment objective from "income" to "total return", the Company has steadily reduced its holdings in preferred stocks in an effort to make cash available to purchase common stocks. As a result of implementing the Company's change in investment objective, the income available for servicing the dividends payable to holders of the AMPS will decrease significantly from its historical levels, although it is contemplated that such income will be more than adequate to pay the expenses of the Company while at the same time servicing the dividend payable to holders of the AMPS. Nonetheless, if short-term interest rates rise, the dividend rates on the AMPS, which are expected to correlate with short-term interest rates, may rise so that the amount of dividends paid to holders of the AMPS approaches or exceeds the income from the entire portfolio. If that occurs, the Company may have to liquidate a portion of its holdings in order to service dividends to holders of the AMPS, which may have adverse tax consequences and generate transaction costs.

     Dividend rates on fixed rate preferred stocks held by the Company, as their name implies, would be fixed regardless of the direction of interest rates. In addition, the market prices of such fixed rate preferred stocks would tend to
(1) decline as interest rates rose and (2) rise as interest rates fell. See "Risk Factors."

Investments In Common Stocks

     Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Company shifts a greater portion of its assets into common stocks, the volatility of the Company's net asset value may also increase. Further, because the time horizon for the Company's investments in common stock is longer, the time necessary for the Company to achieve its objective of total return will likely be longer than for a fund that invests solely for income.


     The Company presently has invested a significant percentage (41.4% as of June 30, 2000) of its portfolio in low-dividend or non-dividend paying common stocks such as Berkshire Hathaway, Inc. Accordingly, once the Company's recently approved investment objective (i.e., total return) is fully implemented, the Company will not generate income at its historic levels thus resulting in a decreased distribution of investment income to the holders of the Company's common stock. As of June 30, 2000, the Company held 750 Berkshire Hathaway, Inc. "A" shares and 9010 "B" shares. At the time of investment, this represented less than 25% of the Company's assets. However, because of appreciation, as of June 30, 2000 these positions represented 29% of the Company's assets. The Adviser does not currently intend to liquidate any portion of its position in Berkshire Hathaway, Inc. Though not an insurance company itself, Berkshire Hathaway owns Geico Insurance and General Re Insurance companies, and therefore derives a significant portion of its income, and its value, from these two insurance companies. Insurance companies can be significantly affected by interest rates as well as price competition within the industry. In addition, an insurance company may experience significant changes in its year to year operating performance based both on claims paid and on performance of invested assets. Insurance companies can also be affected by government regulations and tax laws, which may change from time to time. A significant decline in the market price of Berkshire Hathaway, Inc. or other company in which the Company has made a significant common stock investment may result in (i) the Company's failing the coverage ratio thresholds imposed on the Company by the 1940 Act or by Moody's and S&P, (ii) a decline in the market price of the Company's common shares and
(iii) greater risk and market fluctuation than a fund that has securities representing a broader range of investment alternatives.


Investments in Real Estate Investment Trusts ("REITs")


     REITs, or Real Estate Investment Trusts, are securities of companies whose primary objective is investment in real property or providing services to real property interests. The Company may invest up to 25% of its assets in REIT securities. The Company intends to invest in REIT securities primarily for income. As of June 30, 2000, the Company had 10.4% of its assets invested in REITs.


     There are risks associated with investing in REITs, including the potential for loss of value if the underlying properties in which the REIT invests decline in value. Property valuations may rise and fall with either the local economy conditions or with the national economy. Furthermore, the dividend income paid out by the REIT may be reduced or eliminated. In addition, the Company bears its ratable share of a REIT's expenses while still paying management fees on the Company assets so invested.

Investments in Other Registered Investment Companies ("RICs")


     The Company may invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Company intends to invest in other closed-end RICs having an income objective when they are trading at a discount, and when market conditions seem appropriate to the Adviser. As of June 30, 2000, the Company had 5.0% of its assets invested in RICs.


     The Company intends to normally invest in RICs that pay dividends. There are risks associated with investments in RICs, including the risk that the dividend paid by the RIC could be reduced or eliminated. As a shareholder in another fund, the Company will pay double fees, by bearing its ratable share of that fund's expenses, including management fees, and remaining subject to the Company's advisory and administrative fees with respect to the assets so invested.

Investments in Preferred Stocks and Bonds


     Preferred stocks constituted approximately 16.2% of the Company's assets as of June 30, 2000. This is down significantly from August 27, 1999 (the date shareholders approved the change in objective from income to total return), when the Company held almost 100% of its assets in preferred stocks. Preferred stock, along with common stock, is one of the two major types of equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority claim over common stockholders if the issuer of the stock is liquidated. Since 1993, a hybrid preferred security was introduced to the market which had both equity and debt characteristics. Such hybrid preferred securities pay dividends that are not eligible for the corporate Dividends Received Deduction. The Company had approximately 15% of its assets invested in such hybrid preferred securities as of June 30, 2000. On June 23, 2000, the Board approved a management proposal to substantially curtail or eliminate entirely the Company's remaining holdings in preferred stocks.

     Preferred stocks and corporate bonds may be substantially less liquid than many other securities such as common stocks or U.S. Government securities. In addition, preferred stocks and bonds purchased by the Company may be subject to risk with respect to the issuing entity and to market fluctuations. In particular, such preferred stocks and bonds may be subject to "credit risk", which refers to an issuer's ability to make timely payments of interest and principal. The Company does not expect to make substantial investments in preferred stocks. Lower-quality securities in the Company's portfolio may be subject to greater risk than higher rated securities. The Company limits to 15% of its assets the portion of its portfolio invested in preferred stocks and bonds rated below investment grade, which securities will be rated at least either "ba" by Moody's or "BB" by S&P at the time of purchase and will have been issued by an issuer having a class of outstanding senior debt that is rated at least investment grade by Moody's or S&P.


Auction Risk


     The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS and potential investors indicate the rate at which they would be willing to purchase AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. In the event of a failed auction, the applicable rate for the next rate period (except in the event of an auction for a special rate period) will be the maximum rate on the auction date. Also, if you place hold orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will be obligated to sell your AMPS to investors who bid a lower rate. Finally, if you and enough other investors place bid or hold orders without specifying a dividend rate below which you and such other investors would not wish to buy or continue to hold those AMPS, you would receive a lower dividend rate on your shares for the next rate period than the market rate. See "The Auction".


Secondary Market Risk


     If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $100,000 per share plus accumulated dividends. If the Company has designated a special rate period of more than 28 days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market more than if the Company were utilizing the normal rate period. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Company is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the NASDAQ stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.


Ratings and Asset Coverage Risk


     While it is a condition to the issuance of the AMPS that Moody's assign a rating of "aa1" and S&P a rating of "AA" to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or S&P could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P downgrades the AMPS, the Company may alter its portfolio or redeem AMPS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Company may voluntarily redeem the AMPS without your consent. See "Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Company must meet. Further information concerning the rating categories of S&P and Moody's is provided in Appendix A to the statement of additional information.


                            MANAGEMENT OF THE COMPANY

Directors and Officers


     The Company's Board is responsible for oversight of the overall management of the Company, including supervision of the Adviser and Sub-Adviser. There are five directors of the Company. Two of the directors are "interested persons" (as defined in the 1940 Act). The names and business addresses of the directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth under "Management of the Company" in the statement of additional information.


Investment Advisers

     The Company engages the investment advisory services of the following registered investment advisers:


     o Boulder Investment Advisers, L.L.C. (referred to herein as the "Adviser") is the investment adviser to the Company. The Adviser has delegated to Stewart Investment Advisers ("SIA") full authority to make investment decisions for the Company and to determine the Company's asset allocation. The Adviser was formed on April 8, 1999 as a Colorado limited liability company; its principal place of business is 1680 38th Street, Boulder, Colorado 80301. The Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") had not prior to August 1999 previously served as adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis. The equity owners of the Adviser are Evergreen Atlantic, L.L.C. ("EALLC"), and the Lola Brown Trust No.1B (the "Lola Brown Trust"), each an "affiliated person" with respect to the Company (as that term is defined in the 1940 Act). Carl D. Johns, the Company's Vice President and Treasurer, is responsible for the Adviser's day-to-day activities. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991. He worked at Flaherty & Crumrine Incorporated, the former adviser for the Company, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Company. The executive officers of the Adviser and the principal occupation of each are set forth below:

 ----------------------------------------------------- ------------------------------------------------------
          Name and Position
           with the Adviser                             Principal Occupation
 ----------------------------------------------------- ------------------------------------------------------
 Stephen C. Miller - Director, General Counsel,        President,  Chief  Executive  Officer and Chairman of
 Chairman of the Board, President and Chief            the Board of the Company  since  April 1, 1999;  Vice
 Executive Officer                                     President   and   Secretary  of  SIA;   Director  and
                                                       President  of  Horejsi,  Inc.  (dissolved  in  1999);
                                                       Director,  Vice President and Assistant  Secretary of
                                                       Badlands Trust Company; of Counsel to Krassa,  Madsen
                                                       &  Miller,   LLC  since  1991;   Manager  of  Boulder
                                                       Administrative       Services,       L.L.C.,      the
                                                       Co-Administrator of the Company
 ----------------------------------------------------- ------------------------------------------------------
 Carl D. Johns - Investment Manager, Vice President    Chief Financial  Officer,  Chief Accounting  Officer,
 and Treasurer                                         Vice   President   and   Treasurer  of  the  Company;
                                                       Assistant Manager of the Co-Administrator
 ---------------------------------------------------- ------------------------------------------------------
 Laura Rhodenbaugh - Secretary                         Secretary of the Co-Administrator;  Treasurer of SIA;
                                                       Secretary  and  Treasurer of various  Horejsi  family
                                                       entities
 ----------------------------------------------------- ------------------------------------------------------

     o Stewart West Indies Trading Company, Ltd., doing business as Stewart Investment Advisers (referred to herein as the "Sub-Adviser" or "SIA") acts as the sub-adviser to the Company. SIA manages the Company's portfolio and determines the Company's asset allocation. Stewart R. Horejsi, an employee of SIA and its primary investment manager, is responsible for the day-to-day strategic management of the Company's assets. Mr. Horejsi has full discretion regarding specific investment decisions and the Company's asset allocation among cash, common stocks and fixed income investments. Mr. Horejsi has been a Director of the Company since July 1997; General Manager, Brown Welding Supply, LLC, since April 1994; and the President or Manager of various subsidiaries associated with the Horejsi family since June, 1986. Mr. Horejsi has been the investment adviser for the Horejsi family trusts (i.e., the Lola Brown Trust, the Ernest Horejsi Trust No. 1B, the Stewart R. Horejsi Trust No. 2 and certain other related trusts and affiliates) since 1982. As of August 4, 2000, the size of these trusts' and affiliates' common stock portfolio was approximately $481.7 million. Mr. Horejsi has been the Director and President of the Horejsi Family Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959. The principal place of business for SIA is Bellerive House, Queen Street, St. Peter, Barbados. SIA, a Barbados international business company incorporated on November 12, 1996, is wholly owned by the Stewart West Indies Trust, a South Dakota trust established by Stewart R. Horejsi in 1996 primarily to benefit his issue. SIA, which is registered as an investment adviser under the Investment Advisers Act, prior to August 1999 had not served as adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis except for Horejsi family interests. However, as described above, Stewart R. Horejsi, a principal of SIA, has extensive experience managing common stocks for his family interests. SIA currently has no investment advisory clients other than the Company.


               SIA is not a U.S. company and substantially all of its assets are located outside the United States. As a result, it may be difficult for investors to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Company has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Nonetheless, pursuant to the sub-advisory agreement between SIA, the Adviser and the Company, SIA has agreed to have an agent for service of process in any legal action in the United States and to be subject to the jurisdiction of the U.S. courts. The executive officers and directors of SIA and the principal occupation of each are set forth below:

 ----------------------------------------------------- ------------------------------------------------------
              Name and Position with SIA                               Principal Occupation
 ----------------------------------------------------- ------------------------------------------------------
Glade Christensen - President and Resident General    Sales  Manager  for  SIA.  Mr.  Christensen  does not
 Sales Manager                                         participate  in the investment  advisory  business of
                           SIA.
 ----------------------------------------------------- ------------------------------------------------------
 Stephen C. Miller - Vice President and Secretary      President,  Chief  Executive  Officer and Chairman of
                                                       the  Board  of  the  Company;   Vice   President  and
                                                       Secretary  of  SIA;  Director,   Vice  President  and
                                                       Assistant  Secretary of Badlands  Trust  Company;  of
                                                       Counsel to Krassa,  Madsen & Miller,  LLC since 1991;
                                                       Manager of the Co-Administrator
 ----------------------------------------------------- ------------------------------------------------------
 Laura Rhodenbaugh - Treasurer                         Secretary  of  Co-Administrator;  Treasurer  of  SIA;
                                                       Secretary  and  Treasurer of various  Horejsi  family
                                                       entities
 ----------------------------------------------------- ------------------------------------------------------
 Stewart R. Horejsi - Investment Manager               Investment   manager  for  SIA  and   investment  and
                                                       business consultant for the Horejsi Affiliates
 ----------------------------------------------------- ------------------------------------------------------

     o Spectrum Asset Management, Inc. (referred to herein as "Spectrum"), will act as a sub-adviser to the Company managing the Company's preferred stock portfolio until August 15, 2000. Spectrum has its principal offices at 4 High Ridge Park, Stamford, Connecticut 06905.

          On June 23, 2000, the Board approved a management proposal to substantially curtail or eliminate entirely, in SIA's discretion, the Company's holdings in preferred stocks. This decision necessarily contemplated the eventual resignation of Spectrum. On June 30, 2000, management held discussions with Spectrum and the parties mutually agreed to terminate the sub-advisory agreement effective as of August 15, 2000.


Beneficial Ownership and Control Persons


     The following table sets forth certain information regarding the beneficial ownership of the Company's shares as of July 1, 2000, by each person who is known by the Company to beneficially own 5% or more of the Company's common stock. To the Company's knowledge, there are no 5% or greater beneficial owners of MMP Shares.

           --------------------------------------- -------------------------
           Name of Owner                               Number of Shares
                                                      Beneficially Owned
           --------------------------------------- -------------------------
           EALLC(1)                                          257,811
           --------------------------------------- -------------------------
           John S. Horejsi Trust(1)(2)                        65,747
           --------------------------------------- -------------------------
           Susan L. Ciciora Trust(1)(2)                      131,475
           --------------------------------------- -------------------------
           Stewart West Indies Trust(1)(2)                   191,907
           --------------------------------------- -------------------------
           The Evergreen Trust(1)(2)                          47,632
           --------------------------------------- -------------------------
           Lola Brown Trust No. 1B(1)                      1,028,001
           --------------------------------------- -------------------------
           Ernest Horejsi Trust No. 1B(1)                  2,498,053
           --------------------------------------- -------------------------
           Badlands Trust Company(3)                       3,975,550
           --------------------------------------- -------------------------
           Stewart R. Horejsi Trust No. 2(4)               3,975,550
           --------------------------------------- -------------------------
           Aggregate Shares Owned                          3,975,550
           --------------------------------------- -------------------------

* The address of EALLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address for each of the other listed owners is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078.


** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4).


(1) DIRECT OWNERSHIP. Evergreen Atlantic, L.L.C. ("EALLC"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWIT"), Lola Brown Trust No. 1B ("Lola Brown Trust"), the Ernest Horejsi Trust No. 1B ("Ernest Trust") and Badlands Trust Company ("Badlands") directly own 257,811; 27,075; 54,132; 78,470; 1,028,001;
     2,498,053; and 12,735, respectively, of the Company's common stock shares, totaling 3,975,550 shares or 42.22% of the outstanding shares of the Company.


(2) INDIRECT OWNERSHIP THROUGH EVERGREEN. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding equity membership of EALLC is owned by SWIT, the John Trust, the Susan Trust and the Evergreen Trust in the following percentages - 44%, 15%, 30% and 11%. The sole trustee of SWIT, the John Trust and the Susan Trust is Badlands. Mr. Horejsi is not a beneficiary under any of these trusts. The trustees of Evergreen Trust are Badlands, Stephen C. Miller and Larry Dunlap. Any action by the Evergreen Trust requires a majority vote of the trustees.


(3) OWNERSHIP BY BADLANDS. Numbers shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Lola Brown Trust, the Ernest Trust, SWIT, the John Trust, the Susan Trust and the Evergreen Trust. Badlands is the sole trustee of three of the four trusts that control EALLC (see Footnote No. 2) and, together with Larry Dunlap and Susan Ciciora, one of three trustees of the Lola Brown Trust and the Ernest Trust. Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his children. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Daniel Loveland and Marty Jans.


(4) INDIRECT OWNERSHIP BY SRH TRUST. Numbers shown in the table reflects shares that may be deemed to be beneficially owned indirectly through ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Robert Kastner.


     EALLC, the John Trust, the Susan Trust, SWIT, the Lola Brown Trust, the Ernest Trust, Badlands, the Stewart R. Horejsi Trust No. 2 ("SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Company (as that term is defined in Section 2(a)(9) of the 1940 Act). These entities and other trusts or companies with interlocking management and/or common ownership, including the Co-Administrator (collectively, the "Horejsi Affiliates") may be deemed to indirectly own additional Company shares, which are included in the table above. Further, Stewart R. Horejsi, the investment manager for SIA, is also the primary investment consultant for the Horejsi Affiliates and, on a discretionary basis, implements and directs their investment objective and asset allocation.


Investment Philosophy


     Common Stocks. With respect to the common stock portfolio (other than common stocks purchased primarily for their income-producing potential), SIA uses an "intrinsic value" approach to selecting and managing the Company's assets. SIA defines intrinsic value as the discounted value of the cash that can be taken out of a business during its remaining life. Accordingly, in its securities selection process, SIA put primary emphasis on analysis of balance sheets, cash flows, the quality of management and their ability to efficiently and effectively allocate capital, various internal returns which indicate profitability, and the relationships that these factors have to the price of a given security. The intrinsic value approach is based on the belief that the securities of certain companies may sell at a discount from SIA's estimate of such companies' "intrinsic value". The Company will seek to invest at reasonable prices in companies having a high return on assets where the companies use such return to benefit their shareholders either by reinvesting in other high yield assets or by distributing such returns to their owners.

     Cash and Cash Equivalents. As of June 30, 2000, the Company had a significant cash position (30.4% of assets), including investments in U.S. Treasury securities. The cash position is higher than it would normally be due to the transition from being an income fund to a total return fund. It is expected that a significant portion of this cash will be used for common stock investments. Once the Company has fully implemented its total return objective, under normal market conditions, the Company's cash position is expected typically to be less than 10% of the Company's total assets.

     RICS and REITS. In seeking its total return objective, the Company expects to invest a portion of its assets in RICS and REITS. In selecting individual investments in RICS, SIA will consider, among other things, current yield, the discount that the RIC is trading to its net asset value, the underlying assets in the RIC and the investment quality of such assets, whether or not the RIC is leveraged and the RIC's ability to maintain its dividend rate. In selecting individual investments in REITs, SIA will consider, among other things, the types of investment properties owned by the REIT, the capital structure and the use of debt, funds from operations, the current yield and the ability to maintain such dividend rate, the location of properties owned and the percentage leased. Although the Company currently has approximately 16% of its assets invested in preferred stocks, the Company currently intends to emphasize RICs and REITs as the Company's primary income source.


The Investment Advisory Agreements

     The Adviser and the Company are parties to an investment advisory agreement dated as of August 27, 1999 (the "Adviser Agreement"). The Sub-Adviser, the Adviser and the Company are parties to a sub-advisory agreement dated August 27, 1999 (the "Sub-Adviser Agreement"). Under the terms of the Adviser Agreement, the Adviser manages the investment of the Company's assets and provides such investment research, advice and supervision, in conformity with the Company's investment objective and policies, as necessary for the operations of the Company. Under the terms of the Sub-Adviser Agreement, the Adviser has engaged, on behalf of the Company, the investment sub-advisory services of SIA. Under the Sub-Adviser Agreement, under the general direction of the Adviser, SIA manages the investments of the Company and provides such investment research, advice and supervision, in conformity with the Company's investment objective and policies, as necessary for the selection and monitoring of the portfolio. SIA also determines the Company's asset allocation. The Adviser Agreement and the Sub-Adviser Agreement are referred to herein as the "Advisory Agreements".

     The Advisory Agreements provide, among other things, that the Adviser and Sub-Adviser will bear all expenses in connection with the performance of their services under the Advisory Agreements, although the Company will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Company who are not also officers, directors or employees of the Adviser or Sub-Adviser; Securities and Exchange Commission fees; state

Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Company's existence; membership fees in trade associations; stock exchange listing fees and expenses; and litigation and other extraordinary or non-recurring expenses.

     The Adviser Agreement provides that the Company shall pay to the Adviser for its services a monthly fee at the annual rate of 1.00% of the Company's average monthly net asset value (the "Adviser Fee"). Under the terms of the Sub-Adviser Agreement, the Adviser is required to pay SIA 80% of all fees received by the Adviser pursuant to the Adviser Agreement net of fees paid to any other sub-adviser. The liquidation value of any outstanding preferred stock is included in determining the Company's net asset value.

     Although the Adviser and Sub-Adviser intend to devote such time and effort to the business of the Company as is reasonably necessary to perform their respective duties to the Company, the services of the Adviser and Sub-Adviser are not exclusive and the Adviser and Sub-Adviser may provide similar services to other investment companies and/or other clients and may engage in other activities.

     The Advisory Agreements provide that the Adviser and Sub-Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Company in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Adviser or Sub-Adviser against any liability to the Company to which the Adviser or Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Company of the Adviser or Sub-Adviser, as the case may be, and its partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Company, subject to certain limitations and conditions.

     Each Advisory Agreement is in effect for an initial two-year term, and thereafter will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Company (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Company, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Company or by the Adviser or Sub-Adviser, on 60 days' written notice by either party to the other. Except as otherwise provided by order of the SEC or any rule or provision of the 1940 Act, all of the Advisory Agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The Administration and Co-Administration Agreements


     The Administration Agreement. PFPC, Inc. (the "Administrator"), located at P.O. Box 1376, Boston, MA 02104, acts as administrator for the Company. Under the Administration Agreement with the Company (the "Administration Agreement"), the Administrator calculates the net asset value of the Company's common stock and generally assists in all aspects of the administration and operation of the Company, subject to the supervision of the Board.


     In connection with its administration of the corporate affairs of the Company, the Administrator bears the following expenses: (i) the salaries and expenses of all personnel of the Administrator; and (ii) all expenses incurred by the Administrator in connection with administering the ordinary course of the Company's business, other than those assumed by the Company, as described below.


     The Administration Agreement provides that the Company shall pay to the Administrator a monthly fee for the services furnished by the Administrator at the annual rate of 0.12% of the Company's average monthly net asset value. The liquidation value of any outstanding AMPS is included in determining the Company's average weekly net asset value. The Administration Agreement is terminable on 60 days' prior written notice by either party to the other.

     The Co-Administration Agreement. Boulder Administrative Services, L.L.C. (the "Co-Administrator"), located at 1680 38th Street, Suite 800, acts as co-administrator for the Company. Under the Co-Administration Agreement with the Company (the "Co-Administration Agreement"), the Co-Administrator provides specific administration and executive management services to the Company including, but not limited to: officers and staffing and general office services and equipment (e.g., phones, copy machines, computers, fax, etc.) for the Company; provides the Company's general offices and associated facilities; negotiates and monitors all contracts with service providers; negotiates and monitors all insurance policies of the Company as well as the rating agency agreements with Moody's and S&P; provides shareholder relations and shareholder support; conducts weekly backup calculation of the Company's net asset value; prepares all shareholder communications and oversees the preparation of the Company's periodic reports to the SEC; reviews and authorizes all expenses of the Company; makes recommendations to the Board regarding policies of the Company; and provides in house counsel and compliance personnel to the Company.


     In connection with its co-administration of the corporate affairs of the Company, the Co-Administrator bears the following expenses: (i) the salaries and expenses of all personnel of the Co-Administrator; and (ii) all expenses incurred by the Co-Administrator in connection with administering the ordinary course of the Company's business, other than those assumed by the Company, as described below. However, the Company bears travel-related expenses (1) of employees of the Co-Administrator (including interested directors) engaged in rendering services pursuant to their employment by the Co-Administrator other than in connection with attendance at Board meetings and (2) of employees of the Co-Administrator (other than Company directors and/or representatives of the Adviser or BIA) primarily engaged in rendering administrative services under the Co-Administration Agreement.


     The Co-Administration Agreement provides that the Company shall pay to the Co-Administrator a monthly fee for its services furnished by the Co-Administrator at the annual rate of 0.10% of the Company's average monthly net asset value. The liquidation value of any outstanding AMPS is included in determining the Company's net asset value. The Co-Administration Agreement is terminable on 60 days' prior written notice by either party to the other.

Expenses of The Company


     Except as indicated above, the Company pays all of its expenses, including fees of the directors not affiliated with the Adviser or the Sub-Adviser and board meeting expenses; fees of the Adviser, Sub-Adviser, Administrator and Co-Administrator; interest charges; taxes; charges and expenses of the Company's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Company; expenses of repurchasing shares; expenses of issuing any preferred shares (including the AMPS) or indebtedness; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; custodial fees and expenses for all services to the Company, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Company's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of stockholders meetings; SEC and state registration fees; New York Stock Exchange listing fees; and fees payable to the National Association of Securities Dealers, Inc. in connection with this Offering and fees of any rating agencies retained to rate any preferred shares (including the AMPS) issued by the Company.


                               DESCRIPTION OF AMPS


     The following is a brief description of the terms of the AMPS. This description does not purport to be complete and is qualified by reference to the Articles Supplementary and other charter documents, which have been filed as exhibits to the Registration Statement of which this prospectus is a part. For the complete terms of the AMPS, including definitions of terms used herein but not defined, please refer to the detailed description of the AMPS in the Articles Supplementary. We refer to the Articles of Incorporation of the Company in this prospectus as the "Articles" and the Articles Supplementary as the "Articles Supplementary."

General


     The Articles currently authorize the issuance of 240 million shares of common stock and 10 million shares of preferred stock, par value $.01 per share (which may be issued from time to time in such series and with such designations, preferences, and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board). As of June 30, 2000, there were issued and outstanding 9,416,743 shares of common stock and 775 MMP Shares. Under the Articles Supplementary, the Company will be authorized to issue up to 1,000 shares of the AMPS with a liquidation preference of $100,000 per share plus an amount equal to dividends on each share (whether or not earned or declared) accumulated and unpaid thereon. Each AMP Share carries one vote with respect to matters on which AMPS can be voted. AMPS, when issued against payment therefor, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.


     As of the date of this prospectus, there are 775 MMP Shares issued and outstanding but there are no AMPS issued or outstanding. It is expected and is a condition precedent to issuance of the AMPS that the MMP Shares will be redeemed in conjunction with the issuance of the AMPS and that the entirety of the proceeds from the sale of the AMPS will be used, together with other assets of the Company, if necessary, to fund such redemption.


     The AMPS are shares of preferred stock of the Company. AMPS entitle their holders to receive dividends when, as and if declared by the Board, out of funds legally available therefor. The rate per annum on which dividends are paid may vary from rate period to rate period for the AMPS. In general, the applicable rate for a particular rate period for the AMPS will be determined by an auction conducted on the day before the start of the rate period. Existing holders and potential holders of AMPS may participate in the auctions. Existing holders desiring to continue to hold all of their AMPS regardless of the applicable rate resulting from the auction need not participate. For an explanation of auctions and the method of determining the applicable rate, see "The Auction".

     After the fixed initial rate period, the AMPS will generally have a rate period of 28 days in length although the AMPS may have a different rate period if the Company declares a special rate period and certain conditions are satisfied.

     The AMPS have a liquidation preference of $100,000 per share plus an amount equal to accumulated but unpaid dividends. The AMPS are fully paid and non-assessable. The AMPS are not convertible into common shares or other capital stock of the Company. Holders of AMPS have no preemptive rights. The AMPS are not subject to any sinking fund. The AMPS are generally subject to redemption at the option of the Company on any dividend payment date for the respective series and, in certain circumstances, are subject to mandatory redemption by the Company. In connection with the auction procedures described below, Bankers Trust Company is the auction agent, the transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

Dividends and Rate Periods

     General. The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the AMPS will be twenty-nine days and the dividend rate for this period will be __%. Subsequent rate periods generally will be twenty-eight days and the dividend rates for those periods will be determined by auction. The Company, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "Designation of Special Rate Periods" below.

     Dividend Payment Dates. Dividends on AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Company's charter and applicable law. The initial dividend will be paid on September 13, 2000 (the "Initial Dividend Payment Date"). Subsequent dividends generally will be paid on each fourth Wednesday after the Initial Dividend Payment Date. If dividends are payable on a Wednesday that is not a business day, then dividends will generally be payable on the next day, if such day is a business day, or as otherwise specified in the Articles Supplementary. In the case of a special rate period of 56 days, dividends are generally payable on the eighth Wednesday after the first day of such special rate period. In the case of a special rate period of 91 days, dividends are generally payable on the thirteenth Wednesday after the first day of such special rate period. In the case of a special rate period of 182 days, dividends are generally payable on each of the thirteenth and twenty-sixth Wednesday of such special rate period. In the case of a special rate period of 365 days or more, dividends are generally payable on the first day of the fourth month after the first day of such special rate period, and on the first day of each succeeding third month thereafter.

     Dividends will be paid through The Depository Trust Company ("DTC") on each dividend payment date. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to Agent Members (members of DTC that will act on behalf of existing or potential holders of AMPS). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Company that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

     Calculation of Dividend Payment. The Company computes the dividend per AMP Share by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be twenty-eight (i.e., the number of days in the rate period) and the denominator will normally be 360. If the Company has designated a special rate period of 56 days or more, then the numerator will be the number of days in the rate period, and the denominator will be 360. In either case, this rate is then multiplied by $100,000 to arrive at the dividends per share.

     Dividends on AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial rate period, the dividend rate will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below.

     The maximum applicable rate for any regular rate period will be the applicable percentage (set forth in the table below) of the 30-day "AA" Composite Commercial Paper Rate. In the case of a special rate period, the maximum applicable rate will be the applicable percentage of the Special Dividend Period Reference Rate (which will ordinarily be specified by the Company in the notice of the special dividend period) for such dividend payment period. The applicable percentage is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special rate period. The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.


                Credit Ratings                             Applicable
                                                           Percentage:
       Moody's                   S&P                     No Notification
      --------                 ------                  -------------------
 "aa3" or higher               AA- or higher                   150%
   "a3" to "al"                    A- to A+                    200%
 "baa3" to "baal"               BBB- to BBB+                   225%
  Below "baa3"                  Below BBB-                     275%


     Prior to each dividend payment date, the Company is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Company does not intend to establish any reserves for the payment of dividends.


     Restrictions on Dividends and Other Distributions. While any of the shares of the AMPS are outstanding, the Company generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its common shares unless each of the following conditions have been satisfied:


     o In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Company's portfolio discounted according to Moody's criteria) would be equal to or greater than the Eligible Asset Coverage Amount (i.e., the amount necessary to pay all outstanding obligations of the Company with respect to the AMPS, any other preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Company) (see "Rating Agency Guidelines and Asset Coverage" below);

     o In the case of S&P's coverage requirements, immediately after such transaction, the Aggregate S&P Value (i.e., the aggregate value of the Company's portfolio discounted according to S&P criteria) would be equal to or greater than the Eligible Asset Coverage Amount;


     o Immediately after such transaction, the 1940 Act Asset Coverage (as defined in this Prospectus under "Rating Agency Guidelines and Asset Coverage" below) is met;


     o Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

     o The Company has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

     The Company generally will not declare, pay or set apart for payment any dividend on any shares of the Company ranking, as to the payment of dividends, on a parity with AMPS unless the Company has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Company has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Company ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.


     Designation of Special Rate Periods. The Company may, in certain situations, at its sole option, declare a special rate period. Prior to declaring a special rate period, the Company will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days (other than twenty-eight) as specified in such notice. The Company may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Company also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS and the lead broker-dealer designated by the Company, initially Merrill Lynch, Pierce, Fenner and Smith Incorporated, must not have objected to declaration of a special rate period. A notice of special rate period also will specify whether the shares of AMPS will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Company in connection with such optional redemption.


Redemption

     Mandatory Redemption. The Company is required to maintain

     (a) An aggregate Coverage Value (i.e., the Moody's coverage value) of its portfolio equal to the Eligible Asset Coverage Amount;

     (b) An Aggregate S&P Value of its portfolio equal to the Eligible Asset Coverage Amount; and

     (c)  The 1940 Act Asset Coverage.

     The Company is required under the Articles Supplementary to have prior to each dividend payment date, an aggregate amount of funds equal to the dividends to be paid to all holders of AMPS on such dividend payment date.

     If the Company fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the AMPS, the Company must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Board specifies out of legally available funds in accordance with the Company's charter and applicable law, at the redemption price of $100,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The mandatory redemption will be limited to the number of AMPS necessary to restore the required Coverage Value (i.e., the Moody's coverage value), Aggregate S&P Value and 1940 Act Asset Coverage, as the case may be.

     Optional Redemption. The Company, at its option and upon notice to the holders of the AMPS, may redeem the AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on a dividend payment date at the optional redemption price per share of $100,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption. No AMPS may be redeemed if the redemption would cause the Company to violate the 1940 Act or Maryland law.

     Optional redemption during a special rate period consisting of seven or more rate periods may also be subject to a redemption premium, which will be an amount, if any, as determined by the Board after consultation with the lead Broker-Dealer selcted by The Company, initially Merrill Lynch, Pierce, Fenner and Smith Incorporated, or such other Broker-Dealer as the Board deems reliable.


Liquidation


     If the Company is liquidated, the holders of outstanding AMPS will receive $100,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared). The holders of AMPS will be entitled to receive these amounts from the assets of the Company available for distribution to its shareholders in preference to the holders of the Company's common shares. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Company.


     For purposes of the foregoing paragraph, a voluntary or involuntary liquidation of the Company does not include:


     o The sale, lease or exchange of all or substantially all the property or business of the Company;

     o The merger or consolidation of the Company into or with any other entity;

     o The merger or consolidation of any other entity into or with the Company; or

     o    A share exchange between the Company and any other entity.


Rating Agency Guidelines and Asset Coverage

     The Company is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Coverage Value (i.e., the Moody's coverage value) and Aggregate S&P Value at least equal to the Eligible Asset Coverage Amount. The aggregate Coverage Value and the Aggregate S&P Value are collectively referred to herein as the "Aggregate Coverage Values". Moody's and S&P have each established separate guidelines for calculating their respective Aggregate Coverage Values. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of its respective Aggregate Coverage Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Company's assets that may be invested in holdings not eligible for inclusion in the calculation of the Aggregate Coverage Value. The amount of ineligible assets included in the Company's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Eligible Asset Coverage Amount includes the sum of (a) the aggregate liquidation preference of the AMPS then outstanding and (b) certain accrued and projected payment obligations of the Company.


     The Company is also required under the Articles Supplementary to maintain asset coverage (as defined in the 1940 Act) of at least 200% with respect to senior securities which are equity shares, including the AMPS (referred to herein as the "1940 Act Asset Coverage"). The 1940 Act Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Company and market conditions as of June 30, 2000, the 1940 Act Asset Coverage with respect to all of the AMPS, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $540,625 would have been computed as follows:

 Value of Company assets less liabilities
    not constituting senior securities        =  $   195,891,000     =  252.7 %
    ----------------------------------           -----------------
Senior securities representing indebtedness      $    77,500,000
                   plus
 liquidation value of the preferred shares


     The Company will be required to redeem AMPS as described under "--Redemption--Mandatory Redemption" if the Company does not timely cure a failure to maintain:


     (a) An aggregate Coverage Value equal to or greater than the Eligible Asset Coverage Amount (in the case of Moody's coverage requirements);

     (b) An Aggregate S&P Value equal to or greater than the Eligible Asset Coverage Amount (in the case of S&P's coverage requirements); and


     (c)  1940 Act Asset Coverage.


     The Company is required under the Articles Supplementary to have prior to each dividend payment date Deposit Securities with maturity or tender payment dates not later than the next dividend payment date for the AMPS and having in the aggregate a value not less than the Projected Dividend Amount (the "Minimum Liquidity Level"). The "Projected Dividend Amount," as of any Eligible Asset Evaluation Date, means the amount of cash dividends, based on the number of AMPS outstanding on such Eligible Asset Evaluation Date, which (whether or not earned or declared) are accumulated on such shares up to but not including such Eligible Asset Evaluation Date and unpaid and which are projected to accumulate on such shares from such Eligible Asset Evaluation Date until the 35th day after such Eligible Asset Evaluation Date, at the rates set forth in the Articles Supplementary. The term "Deposit Securities" means cash, short-term money market instruments that mature within 360 days, and U.S. Government Obligations. The definition of "Deposit Securities," may be changed from time to time by the Company without shareholder approval, but only in the event the Company receives confirmation from S&P and Moody's, as the case may be, that any such change would not impair the ratings then assigned by S&P or Moody's, as the case may be, to the AMPS. The Company needs to comply with the Minimum Liquidity Level only for so long as S&P and/or Moody's rates the AMPS. The Minimum Liquidity Level is tested as of each Eligible Asset Evaluation Date (ordinarily every Friday).

     The Company may, but is not required to, adopt any modifications to any guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal certain of the definitions and related provisions which have been adopted by the Company pursuant to the rating agency guidelines in the event the Company receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS. To the extent permitted by applicable law, the Board also may, without shareholder approval, amend, alter or repeal any provision of the Articles Supplementary if such is at the request of S&P or Moody's or other rating agency which the Company seeks to rate the AMPS and the Board determines that such amendment, alteration or repeal will not adversely affect the rights of the holders of AMPS or adversely affect the AMPS or the ratings of the AMPS.


     A rating agency's guidelines will apply to AMPS only so long as the rating agency is rating the shares. The Company will pay certain fees to Moody's and S&P for rating the AMPS.

Voting Rights


     Except as otherwise indicated in this prospectus and in the statement of additional information, or as provided in the Articles and the Articles Supplementary or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares of the Company (one vote per share) and will vote together with holders of common shares and any other preferred shares as a single class.

     Holders of outstanding preferred shares of the Company, including AMPS, voting as a separate class, are entitled to elect two of the Company's directors. The remaining directors are elected by holders of outstanding common shares of the Company voting as a separate class. In addition, if at any time dividends (whether or not earned or declared) on AMPS are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of outstanding preferred shares of the Company is that the number of directors constituting the Board will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Board. The holders of preferred shares of the Company will be entitled to elect that smallest number of additional directors at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which directors are to be elected, unless such special voting rights are terminated as explained below. The terms of office of the persons who are directors at the time of that election will continue unless the election of additional directors by holders of preferred stock would cause the number of directors to exceed 12. If the Company thereafter pays in full all accumulated and unpaid dividends on all outstanding preferred shares of the Company, the special voting rights stated above will cease and the terms of office of the additional directors elected by the holders of the preferred shares will automatically terminate.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of AMPS or such higher percentage as may be required by the Articles, voting as a separate class, will be required to amend the Articles so as to adversely affect in any material respect any contract right of the AMPS or the holders thereof expressly set forth in the Articles. The affirmative vote of at least 80% of the votes entitled to be cast by the outstanding holders of AMPS, voting as a separate class, will be required to issue any shares of preferred stock ranking prior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company (other than previously authorized and unissued shares of AMPS, including any shares of AMPS purchased or redeemed by the Company), or increase the authorized amount of AMPS or any other preferred stock. The affirmative vote of a majority of the votes entitled to be cast by holders of the AMPS, voting as a separate class with holders of other preferred stock entitled to vote on the matter, will be required to approve certain other matters which, under the Articles, require the approval of a majority of the votes entitled to be cast by stockholders if 80% of the "Continuing Directors" (defined as a Director who (1) is not a person or affiliate of a person who enters or proposes to enter a Business Combination (as defined in the Articles) with the Company (such person or affiliate, an "Interested Party"), (2) has been a member of the Board of Directors for a period of at least 12 months or (3) is a successor to a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board) or certain other requirements specified in the Articles are met. Unless a higher percentage is provided for in the Articles, the affirmative vote of a majority of the votes entitled to be cast by holders of the AMPS (as determined in accordance with the 1940 Act), voting as a separate class, will be required to approve any plan or reorganization adversely affecting the shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Company's investment objective or changes in certain restrictions described above under "Investment Objective and Policies" and "Investment Restrictions". The class vote of holders of shares of AMPS described above will in each case be in addition to a separate vote of the requisite percentage of the votes entitled to be cast by holders of shares of common stock and outstanding AMPS, voting as a single class, necessary to authorize the action in question.

     The voting provisions with respect to the AMPS described in this prospectus will not apply if at, or prior to, the time at which the act with respect to which the vote would otherwise be required is effected, all outstanding AMPS have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemptions.

                                   THE AUCTION

General


     The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. See the Articles Supplementary for a more complete description of the auction process.

     Auction Agency Agreement. The Company will enter into an auction agency agreement with the auction agent (currently, Bankers Trust Company) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for AMPS so long as the applicable rate for AMPS is to be based on the results of an auction.

     The auction agent may terminate the auction agency agreement upon notice to the Company no earlier than the business day after the second dividend payment date for the AMPS following delivery of such notice. If the auction agent should resign, the Company will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Company may remove the auction agent provided that prior to such removal the Company has entered into such an agreement with a successor auction agent.


     Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Company, which provide for the participation of those Broker-Dealers in auctions for AMPS.

     The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Company, a service charge at the annual rate of 1/4 of 1% of the stated value ($100,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in an auction.

Auction Procedures

     Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of AMPS may submit the following types of orders with respect to AMPS to that Broker-Dealer:


     1. Hold Order--indicating its desire to hold AMPS without regard to the applicable rate for the next rate period.

     2. Bid--indicating its desire to purchase or hold the indicated number of AMPS at $100,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell AMPS at $100,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.

     3. Sell Order--indicating its desire to sell AMPS at $100,000 per share without regard to the applicable rate for shares of such series for the next rate period.

     A beneficial owner of AMPS may submit different types of orders to its Broker-Dealer with respect to AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

     A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of AMPS but that wishes to purchase AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase AMPS at $100,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.


     Any bid by an existing holder that specifies a spread with respect to an auction in which a spread is not included in any bid requirements or in which there are no bid requirements and an order that does not specify a spread with respect to an auction in which a spread is included in any bid requirements will be treated as a sell order.

     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Company nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Company.


     There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of AMPS subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for AMPS for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the AMPS available for purchase in the auction.

     If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Company has declared a special rate period and there are not sufficient clearing bids, the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be the 30-day "AA" Composite Commercial Paper Rate. The 30-day "AA" Composite Commercial Paper Rate is the 30-day rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by Merrill Lynch, Pierce, Fenner & Smith Incorporated or such other commercial paper dealer as may be appointed by the Company.


     The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     The auctions for AMPS will normally be held every fourth Tuesday, and each subsequent rate period will normally begin on the following Wednesday.


Secondary Market Trading and Transfer of AMPS


     The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS are not registered on any stock exchange or on the NASDAQ system.


     A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only (a) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;
(b) to a Broker-Dealer; or (c) to such other persons as may be permitted by the Company; provided, however, that (1) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and (2) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Company) to whom such transfer is made will advise the auction agent of such transfer.

                                      TAXES

Federal Income Tax Matters

     The Company has qualified and elected, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and substantially all of its net capital gain to its shareholders. The Company will not be subject to Federal income tax on any net investment income and net capital gain that it distributes to its shareholders, but will be subject to Federal income tax at the regular corporate income tax rate on any net investment income and net capital gains that it retains.

     The Company expects that a substantial portion of the Company's dividends to the common shareholders and the holders of the AMPS will be fully taxable as ordinary income. In addition, the Company also intends to distribute to its shareholders amounts that are treated as long-term capital gain. The Company will allocate distributions to shareholders that are treated as long-term capital gain and ordinary income, if any, proportionately among the common shares and AMPS.

     The sale or other disposition of common shares or AMPS of the Company will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6%, while long-term capital gains will generally be taxed at a maximum rate of 20%. Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Company held for six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Company will be disallowed to the extent those shares of the Company are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Company will be adjusted to reflect the disallowed loss.

     The statement of additional information contains a more detailed summary of the Federal income tax rules that apply to the Company and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Company or its shareholders, and any such change may be retroactive. You should consult with your tax advisor about Federal income tax matters.

State and Local Tax Matters

     You should consult with your tax advisor about state and local tax matters.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of common shares of the Company will be computed based upon the value of the Company's portfolio securities and other assets. Net asset value per common share of the Company will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than Friday of each week and the last business day of each month, provided, however, that if any such day is a holiday or determination of net asset value on such day is impracticable, the net asset value shall be calculated on such earlier or later day as determined by the Adviser. The Company calculates net asset value per common share of the Company by subtracting the Company's liabilities (including accrued expenses, dividends payable and any borrowings of the Company) and the liquidation value of any outstanding preferred shares (including AMPS) of the Company from the Company's total assets (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Company outstanding.

     The Company values its common and preferred securities by using market quotations provided by pricing services, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.

                           REPURCHASE OF COMMON SHARES


     Shares of closed-end investment companies often trade at a discount to their net asset values, and the Company's common shares may also trade at a discount to their net asset value. The market price of the Company's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Company's net asset value, general market and economic conditions and other factors beyond the control of the Company. Although the Company's common shareholders will not have the right to have the Company redeem their common shares, the Company may, subject to the restrictions described above under "Description of AMPS", take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. Nonetheless, the Company's largest shareholders have expressed their opposition to attempts to manage the Company's discount through share repurchases, tender offers or open-ending. In view of this and certain other factors (such as the adverse impact of certain of these strategies on the Company's asset coverage ratios and their failure to have a long-term impact on the discount), the Board does not currently intend to pursue strategies to narrow the discount at which the Company's shares trade. See "Repurchase of Common Shares" in the statement of additional information.


                          DESCRIPTION OF CAPITAL STOCK

     The Articles currently authorize the issuance of 240 million shares of common stock and 10 million shares of preferred stock, par value $.01 per share (which may be issued from time to time in such series and with such designations, preferences, and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board). In connection with the offering of AMPS described herein, the Company will offer 775 AMPS.

Common Shares

     The Company has no present intention of offering any additional shares of capital stock other than AMPS as described herein. Any additional offerings of shares of capital stock, if made, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Company's common shareholders.


     So long as any AMPS or any other preferred shares of the Company are outstanding, holders of common shares of the Company will not be entitled to receive any net income of or other distributions from the Company unless all accumulated dividends on outstanding preferred shares (including the AMPS) have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions. See "Description of AMPS-Dividends and Rate Periods" for other restrictions on dividends to holders of common shares which will be applicable for so long as any preferred shares of the Company are outstanding.

     The common shares have traded on the New York Stock Exchange (the "Exchange") from between February 19, 1993 to August 27, 1999, under the symbol "PFM". From August 28, 1999 to the present, the common shares have traded on the Exchange under the symbol "BTF". On June 30, 2000, there were 9,416,743 common shares of the Company issued and outstanding and the net asset value per common share was $12.62 and the closing price per common share on the NYSE was $10.1825.


Preferred Stock

     Under the Company's charter, the Company is authorized to issue 10 million shares of preferred stock, $.01 par value. The Board is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. Under the 1940 Act, the Company is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Company or the payment of dividends. Holders of common shares and outstanding preferred shares (i.e., the MMP Shares) of the Company have no preemptive right to purchase any preferred shares (including the AMPS) that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accrued dividends per share. See "Description of AMPS" for a description of the rights, preferences, privileges and other terms of the AMPS.

Anti-takeover Provisions of the Charter and By-Laws

     The Company presently has provisions in its charter and By-Laws (commonly referred to as "antitakeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Company, to cause it to engage in certain transactions or to modify its structure:


     o A director elected by the holders of the common shares or by the holders of AMPS and any other preferred shares may be removed from office with or without cause only by vote of the holders of at least 80% of the shares of common stock or preferred shares, as the case may be, of the Company entitled to be voted in an election to fill that directorship.

     o The affirmative vote of at least 80% of the directors and of the holders of at least 80% of the Company's outstanding shares of common stock and preferred shares (including the AMPS) entitled to be voted on the matter, voting as a single class, and the affirmative vote of 80% of the outstanding preferred shares (including the AMPS) voting as a separate class, will be required to authorize the Company's conversion from a closed-end to an open-end investment company, which conversion would result in delisting of the common shares from the NYSE. If an amendment providing for the conversion of the Company to an open-end investment company has been previously approved by a vote of 80% of the Continuing Directors of the Company, only a majority of the votes entitled to be cast by the holders of outstanding shares of common stock and preferred shares (including the AMPS), voting as a single class, and a majority of the votes entitled to be cast by the holders of outstanding shares of preferred stock (including the AMPS), voting as a separate class, would be required to approve the conversion. Conversion to an open-end investment company would require redemption of all outstanding preferred shares of the Company.

     o The Board is classified into three classes, each with a term of three years, with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 80% of the Company's outstanding shares of capital stock entitled to be voted on the matter, voting as a single class, and the affirmative vote of at least 80% of outstanding AMPS, voting as a separate class, will be required to amend the Charter to change any of the provisions in this subparagraph. If, however, any such action is authorized by at least 80% of the Continuing Directors, the vote required to approve such action is a majority of the votes entitled to be cast by the holders of the Company's common stock and preferred stock to be voted on the matter, voting as a single class, unless otherwise provided in the Charter or applicable law.


     o Subject to certain limited exceptions provided in the Articles, the Articles also require the favorable vote of at least 80% of the directors and at least 80% of the votes entitled to be cast by holders of common stock and any outstanding preferred stock voting as a single class, and at least 80% of the votes entitled to be cast by holders of any outstanding preferred stock (including the AMPS), voting as a separate class, to approve, adopt or authorize the following:

          1. merger, consolidation or share exchange of the Company with or into any other person;

          2. issuance or transfer by the Company (in one or a series of transactions in any 12 month period) of any securities of the Company to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities of the Company in connection with a public offering or private placement, issuances of securities of the Company pursuant to a dividend reinvestment and cash purchase plan adopted by the Company and issuances of securities of the Company upon the exercise of any stock subscription rights distributed by the Company;

          3. sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Company (in one or a series of transactions in any 12 month period) to or with any person of any assets of the Company having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Company in the ordinary course of its business ((1), (2) and (3) each being a "Business Combination");

          4. any proposal as to the voluntary liquidation or dissolution of the Company or any amendment to the Articles to terminate its existence; and

          5. any shareholder proposal as to specific investment decisions made or to be made with respect to the Company's assets.

     However, separate 80% votes of the holders of shares of Common Stock and any outstanding Preferred Stock (including shares of AMPS), voting as a single class, and of the holders of any Preferred Stock (including shares of AMPS) outstanding, voting as a separate class, will not be required with respect to the transactions described in (1) through (4) above (A) if they are approved by a vote of at least 80% of the Continuing Directors or (B) if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Company and various other requirements are satisfied, in which case (x) the affirmative vote of a majority of the votes entitled to be cast by shareholders shall be required to approve a transaction within (1), (3) (if the transfer or other disposition constitutes a transfer of all or substantially all of the assets of the Company with respect to which a shareholder vote is required under applicable state law) or (4) above unless otherwise required by the charter or otherwise required by law and (y) no shareholder vote is required to approve a transaction within (2) above or any other transaction within (3) above unless otherwise provided in the Articles or required by law. The Company's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Company has not received sufficient prior notice of the matters.

     The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law or in the 1940 Act, will make more difficult a change in the Company's business or management and may have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Company in a tender offer or similar transaction. The Board, however, has considered these antitakeover provisions and believes they are in the best interests of shareholders.

                             OTHER SERVICE PROVIDERS


     Custodian. The Company's securities and cash are held under a Custodial Agreement with Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, MA 02108.

     Transfer Agent, Dividend Disbursing Agent and Registrar. The transfer agent, dividend disbursing agent and registrar for the AMPS will be Bankers Trust Company, located at 4 Albany Street, New York, NY 10006. The transfer agent, dividend disbursing agent and registrar for the common shares of the Company is PFPC Inc., located at P.O. Box 1376, Boston, MA 02104.


                                  UNDERWRITING


     Subject to the terms and conditions of the purchase agreement dated the date hereof, Merrill Lynch, Pierce, Fenner and Smith Incorporated (the "Underwriter") has agreed to purchase, and the Company has agreed to sell all of the AMPS offered hereby.

     The purchase agreement provides that the obligations of the Underwriter to purchase the shares included in this Offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriter is obligated to purchase all the AMPS if it purchases any of the shares. In the purchase agreement, the Company and the Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the Underwriter may be required to make for any of those liabilities.

     The Underwriter proposes to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Company will pay of per share is equal to % of the initial offering price. The Underwriter may allow, and such dealers may reallow, a concession not in excess of $ per share on sales to certain other dealers. After the initial public offering, the Underwriter may change the public offering price and the concession. Investors must pay for any AMPS purchased in the initial public offering on or before , 2000.

     The Company anticipates that the Underwriter may from time to time act as broker or dealer in executing the Company's portfolio transactions after it has ceased to be an Underwriter. The Underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Company.

     The Company anticipates that the Underwriter or its affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction." The Underwriter engages in transactions with, and performs services for, the Company in the ordinary course of business.

     The principal business address of the Underwriter is 4 World Financial Center, New York, NY 10080.

                                 LEGAL OPINIONS


     Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Company by Willkie Farr & Gallagher, New York, New York and for the Underwriter by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. Each of such counsel will rely, as to certain matters of Maryland law, on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland.


                                     EXPERTS


     The data in the "Financial Highlights" section of this prospectus are based upon financial statements that have been audited by PricewaterhouseCoopers, LLP, located at One Post Office Square, Boston, MA 02109, independent auditors, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance on their reports given on their authority as experts in auditing and accounting.


                             REPORTS TO STOCKHOLDERS

     The Company sends unaudited semiannual reports and audited annual reports, including a list of investments held, to stockholders.

                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and its Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Company can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

     Additional information regarding the Company and the AMPS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Company with the SEC. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Company and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

     A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Company has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                     TABLE OF CONTENTS FOR THE STATEMENT OF
                             ADDITIONAL INFORMATION

                                                                          Page


INVESTMENT OBJECTIVE AND POLICIES.........................................S-2
INVESTMENT POLICIES AND TECHNIQUES........................................S-3
MANAGEMENT OF THE COMPANY.................................................S-6
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................S-9
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS..................S-10
REPURCHASE OF COMMON SHARES..............................................S-11
TAX MATTERS..............................................................S-13
FINANCIAL STATEMENTS.....................................................S-15
ADDITIONAL INFORMATION...................................................S-15
APPENDIX A-RATINGS OF INVESTMENTS.........................................A-1

Until , 2000, 25 days after the effective date of this prospectus), all dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                   Subject to completion, dated August 4, 2000


                         BOULDER TOTAL RETURN FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


Boulder Total Return Fund, Inc. (the "Company") is a closed-end, diversified management investment company. This statement of additional information does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated August __, 2000 (the "Prospectus"). This statement of additional information does not include all information that a prospective investor should consider before purchasing the Company's Taxable Auction Market Preferred Stock ("AMPS"), and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-331-1710. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings given to them in the Prospectus.


THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



       This statement of additional information is dated August __, 2000.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVE AND POLICIES............................................S-2

         Investment Objective................................................S-2
         Investment Restrictions.............................................S-2

INVESTMENT POLICIES AND TECHNIQUES...........................................S-3

         Portfolio Investments...............................................S-3
         Borrowings..........................................................S-6
         Lending of Securities...............................................S-6
         Short Sales Against the Box.........................................S-7

MANAGEMENT OF THE COMPANY....................................................S-7

         Officers and Directors..............................................S-7
         Audit Committee.....................................................S-8
         Nominating Committee................................................S-9
         Compensation to Directors...........................................S-9
         Code of Ethics......................................................S-9
         Compensation to the Adviser, Sub-Advisers and Co-Administrators....S-10

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................S-10


ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS.....................S-11

         General............................................................S-11
         Concerning the Auction Agent.......................................S-12
         Broker-Dealers.....................................................S-12

REPURCHASE OF COMMON SHARES.................................................S-12


TAX MATTERS.................................................................S-14


FINANCIAL STATEMENTS........................................................S-16

         Independent Auditors...............................................S-16
         Incorporation by Reference.........................................S-16

ADDITIONAL INFORMATION......................................................S-16

APPENDIX A - RATING OF INVESTMENTS...........................................A-1

                       INVESTMENT OBJECTIVE AND POLICIES

The Company was organized in 1992 under the name "Preferred Income Management Fund Incorporated", which was changed to the current name on August 27, 1999.

Investment Objective

The Company's investment objective is total return. The Company seeks to produce both long-term capital appreciation through investment in common stocks and current income consistent with preservation of capital through investments in income producing securities, such as real estate investment trusts ("REITs"), registered closed end investment companies ("RICs"), preferred stocks, bonds and other income-producing securities. No assurance can be given that the Company will achieve its investment objective.


The Company operates as a "diversified" management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under this definition, at least 75% of the value of the Company's total assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Company's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Company's assets, which may be invested in a single issuer. The Company intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Company is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Company's net asset value reflecting fluctuation in the value of its large holdings.


Investment Restrictions

A number of the Company's investment policies are "fundamental" policies ("Fundamental Policies"). No Fundamental Policy may be changed without approval by the vote of a majority of the Company's outstanding voting securities, voting as a single class, and a majority of the Company's outstanding shares of preferred stock, voting as a separate class. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the shares of common stock and shares of preferred stock present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding shares of common stock and shares of the preferred stock, voting as a single class. A majority of the Company's outstanding shares of preferred stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to shares of preferred stock. With the exception of the Fundamental Policies and the Company's investment objective, all other policies, statements, terms and conditions may be changed by the Company's Board of Directors without shareholder approval, unless provided to the contrary in the Company's Articles of Incorporation.

Pursuant to the Fundamental Policies:

       1. The Company may not purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Company's total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Company's total assets may be invested without regard to this 5% limitation.

       2. The Company may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that (i) this limitation is not applicable to the Company's investments in Government Securities and (ii) up to 25% of the value of the Company's total assets may be invested without regard to this 10% limitation.

       3.         The Company may not borrow except as permitted by law;
                  provided that, as long as the Company's money market cumulative preferred stock ("MMP(R)") are outstanding, the Company may not borrow except (1) (a) for temporary or emergency purposes or (b) in connection with repurchases of its shares or (c) for clearance of transactions, and then only in amounts not exceeding 10% of its total assets (not including the amount borrowed) and as otherwise described in the Prospectus or
                  (2) for the purpose of redeeming all of the outstanding MMP. When the Company's borrowings under (1)(a), (b) and (c) exceed 5% of the value of its total assets, the Company will not make any additional investments.

       4. The Company may not sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Company may make margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices, and may make short sales of securities "against the box."

       5. The Company may not underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

       6. The Company may not purchase, hold or deal in real estate or oil and gas interests, except that the Company may invest in securities secured by real estate or interests in real estate.

       7. The Company may not invest in commodities, except that the Company may enter into futures contracts, including interest rate and stock index futures contracts, and may purchase options and write covered options on futures contracts, securities and stock indices, as described in the Prospectus.

       8. The Company may not lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements consistent with the Company's investment objective.

       9. The Company may not issue senior securities other than preferred stock or as permitted by the Company's borrowing limitation.

       10. The Company may not invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of Government Securities.

Although certain investment techniques are permitted by the restrictions set forth above, the Company's ability to engage in them may nonetheless be limited or prohibited by the Company's Articles of Incorporation or guidelines of organizations rating the AMPS.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Company's investment objective, policies and techniques in the Prospectus.

Portfolio Investments

Under normal market conditions, the Company invests primarily in a portfolio of common stocks and income producing securities such as REITs, RICs, bonds and preferred stocks.

Common Stocks. The Company may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid.

In selecting investments, the Company expects to focus primarily on U.S. companies, although there are no prohibitions on possible investment opportunities outside the United States. Generally, target companies (other than those common stocks purchased primarily for their income-producing potential) will have a consistent high return on equity, while using modest amounts of debt relative to their industry. The Company will seek investments in businesses SIA understands, which have fairly predictable and improving future earnings, and most importantly, are priced reasonably relative to the business' earnings and anticipated growth in earnings. The Company will not necessarily focus its investments in "large-cap", "mid-cap" or "small-cap" companies since SIA believes it would be unwise to impose such investment restrictions. When the Company makes an investment in a common stock, it will likely make a significant investment and typically hold onto it for a long period of time. These investment criteria will preclude the Company's investing in some of the market's latest high flyers, but in the long run, the Company believes that value-type investing will produce the best overall total return.


Investments in Real Estate Investment Trusts ("REITs"). REITs, or real estate investment trusts, are securities of companies whose primary objective is investment in real property or providing services to real property interests. Most REITs are trusts under Sections 856 through 860 of the Internal Revenue Code of 1986 (the "Code"). The Company may invest up to 25% of its assets in REIT securities. The Company intends to invest in REIT securities primarily for income. As of June 30, 2000, the Company had 10.4% of its assets invested in REITs.


There are risks associated with investing in REITs, including the potential for loss of value if the underlying properties in which the REIT invests decline in value. Property valuations may rise and fall with either the local economy conditions or with the national economy. Furthermore, the dividend income paid out by the REIT may be reduced or eliminated, depending on the income produced by the underlying properties owned by the REITs.

In the normal course of business, REITs face risks that are either non-financial or non-quantifiable. These risks principally include credit risk as well as legal risk. Because most REITs are typically financed with debt instruments, they are also interest rate sensitive.


Investments in Other Registered Investment Companies ("RICs"). The Company may invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Company intends to invest in closed-end RICs having an income objective when they are trading at a discount, and when market conditions seem appropriate to SIA. As of June 30, 2000, the Company had 5.0% of its assets invested in RICs.


The Company intends to normally invest in RICs that pay dividends. There are risks associated with investments in RICs, including the risk that the dividend paid by the RIC could be reduced or eliminated. Dividend paying closed-end RICs can also trade at substantial discounts to their net asset value. RICs typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. RICs also have expenses associated with their management and administration. To the extent that the Company invests in other RICs, the Company's shareholders will be incurring expenses for both the Company and, indirectly, for that portion of the Company's assets invested in other RICs. However, even operating companies also incur expenses in their daily operations. Profits are reported net of these expenses, and RICs are no different in that respect. RICs fall under the auspices of the 1940 Act, which requires disclosure of expenses and calculation of net asset value ("NAV") net of expenses.

Additionally, in the case of bond fund RICs, the primary risk is interest rate risk. The NAV and market value of RICs will fluctuate with the value of the underlying assets.


Preferred Stocks. Prior to August 27, 1999, the Company was called "Preferred Income Management Fund" and was virtually 100% invested in preferred stocks. As of June 30, 2000, the Company had only [25%] of its assets in preferred stocks. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock.

Credit Quality of Preferred Issuers. Preferred stock that the Company owns will be rated investment grade (at least "baa" by Moody's or "BBB" by S&P) at the time of investment or will be preferred stocks of issuers whose senior debt is rated investment grade by Moody's or by S&P. In addition, the Company may acquire unrated issues that the

Adviser deems to be comparable in quality to rated issues in which the Company is authorized to invest. The Company will limit to 15% of its assets the portion of its portfolio invested in preferred stock rated below investment grade (which preferred stock must be rated at least "ba" by Moody's or "BB" by S&P) or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having a class of senior debt rated investment grade outstanding. Securities rated "baa" by Moody's or "BBB" by S&P, although investment grade, are considered to have speculative elements and a greater vulnerability to default than higher rated securities. Further information concerning the rating categories of S&P and Moody's is provided in Appendix A to this Statement of Additional Information.


Money Market Instruments. Under normal conditions, the Company may hold up to 10% of its assets in cash or money market instruments. The Company intends to invest in money market instruments to help defray operating expenses, to serve as collateral in connection with certain investment techniques, to hold as a reserve pending the payment of dividends to investors and to meet the liquidity requirements of Moody's, S&P or other rating agencies that rate the Company's outstanding auction rate preferred stock. When SIA believes that economic circumstances warrant a temporary defensive posture, the Company may invest without limitation in short-term money market instruments.

Money market instruments that the Company may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Company typically expects to invest include: Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-I by S&P; and repurchase agreements.

Repurchase Agreements. The Company may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Company from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Company is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Company may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards established. The Adviser will monitor the continued creditworthiness of qualified institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Company to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Company will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Company's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Company may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Company may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Government Securities. The Company may invest in government securities that include direct obligations of the United States and obligations issued by U.S. Government agencies and instrumentalities ("Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

Zero Coupon Securities. The Company may invest up to 10% of its total assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Company's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Company each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Company is authorized to assert its rights directly against the issuer of the underlying obligation, the Company may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Company may be subject to delays, expenses and risks that are greater than those that would have been involved if the Company had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Borrowings

Although it has no present intention of doing so, the Company reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investing and repurchases of capital stock of the Company. Borrowing is a form of leverage and, in that respect, entails risks, including volatility in net asset value, market value and income available for distribution.

Lending of Securities

The Company is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Company's securities, if and when made, may not exceed 33 1/3% of the Company's assets taken at value. The Company's loans of securities will be collaterized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Company's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Company may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Company and that is acting as a "finder."

By lending its portfolio securities, the Company can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Company will adhere to the following conditions whenever it lends its securities: (i) the Company must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(iii) the Company must be able to terminate the loan at any time; (iv) the Company must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Company may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Company's right to vote the securities.

Short Sales Against the Box

The Company may make short sales of securities in order to reduce market exposure and/or to increase its income if at all times when a short position is open, the Company owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Company. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Company will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Company's net assets (taken at current value) may be held as collateral for such sales at any one time.

                            MANAGEMENT OF THE COMPANY

Officers and Directors

The officers of the Company manage its day-to-day operations. The officers are directly responsible to the Board, which sets broad policies for the Company and chooses its officers. The following is a list of the members of the Board and officers of the Company and a brief statement of their present positions and principal occupations during the past five years. Board members who are interested persons of the Company (as defined in the 1940 Act) are denoted by an asterisk (*). The business address of the Adviser, the Company, members of the Board and officers is 1680 38th Street, Suite 800, Boulder, Colorado 80301, unless specified otherwise below.


Name, Address and Age                   Position held with                    Principal Occupations
---------------------                      the Company                         During the Past Five
                                           -----------                     Years and Other Affiliations
                                                                           ----------------------------

Stephen C. Miller *                   Director, Chairman of    President,  Chief Executive  Officer and Chairman of
Age:  47                              the Board, President     the Board of the  Company  since  April  1999;  vice
                                      and Chief Executive      president and secretary of SIA,  sub-adviser  to the
                                      Officer                  Company;  Director and  President  of Horejsi,  Inc.
                                                               (liquidated in 1999);  Director,  Vice President and
                                                               Assistant  Secretary of Badlands Trust  Company;  Of
                                                               Counsel to Krassa,  Madsen & Miller, LLC since 1991;
                                                               Manager of Boulder Administrative Services,  L.L.C.,
                                                               the  co-administrator  to the  Company.  Mr.  Miller
                                                               received  a  Bachelor  of  Science  Degree  from the
                                                               University  of Georgia in 1976 and a law degree from
                                                               the University of Denver Law School in 1987.

Stewart R. Horejsi *                  Director                 Investment Manager for Stewart Investment  Advisers,
Bellerive                                                      a  sub-adviser  to  the  Company;  Director  of  the
Queen Street                                                   Company  since July  1997;  General  Manager,  Brown
St. Peter  Barbados                                            Welding Supply,  LLC (dissolved in 1999) since April
Age:  62                                                       1994;  Director,  Sunflower  Bank  (resigned in June
                                                               2000);  President or Manager of various subsidiaries
                                                               of  Horejsi,   Inc.  since  June,  1986;  investment
                                                               adviser for the Horejsi  family  trusts  (i.e.,  the
                                                               Lola Brown  Trust,  the Ernest  Horejsi  Trust,  the
                                                               Stewart R. Horejsi Trust No. 2, and certain  related
                                                               trusts)  since 1982;  Director and  President of the
                                                               Horejsi  Charitable  Foundation,  Inc.  since  1997.
                                                               Mr.  Horejsi  received a Masters Degree in Economics
                                                               from  Indiana  University  in 1961 and a Bachelor of
                                                               Science Degreein


                                      S-7



                                                               Industrial Management  from the University of Kansas
                                                               in 1959.


James G. Duff                         Director                 Director  of  the Company since 1997;  retired since
7544 South Dunn's Farm Road                                    January 1997;  prior to January 1997,  Chairman  and
Maple City MI 49644                                            CEO of USL Capital, Inc. (commercial financing).
Age: 62

Alfred G. Aldridge, Jr.               Director                 Director  of the Company  since  April  1999;  Sales
6831 E. Presidio Road                                          Manager  of  Shamrock   Foods  Company  since  1982;
Scottsdale  AZ  85254                                          Director  of the  Fiesta  Bowl,  Tempe  AZ;  retired
Age: 63                                                        Brigadier General, CA Air National Guard.

Richard I. Barr                       Director                 Director of the Company since January 1999;  Manager
2502 E. Solano Drive                                           of Advantage Sales and Marketing since 1963 (retired
Phoenix AZ 85016                                               in 2000).
Age: 62

Carl D. Johns                         Chief Financial          Chief Financial Officer,  Chief Accounting  Officer,
Age: 37                               Officer, Chief           Vice  President  and  Treasurer of the Company since
                                      Accounting Officer,      January  1999;   Vice  President  and  Treasurer  of
                                      Vice President, and      Boulder  Investment  Advisers,  LLC,  sub-adviser to
                                      Treasurer                the  Company;  prior to December  1998,  employee of
                                                               Flaherty & Crumrine

                                                               Incorporated,   former   adviser   to  the  Company;
                                                               Assistant Treasurer to the Company, Preferred Income
                                                               Fund and Preferred Income Opportunity Fund  prior to
                                                               December 1998. Mr. Johns received a Bachelors Degree
                                                               in  Mechanical  Engineering  at  the  University  of
                                                               Colorado in 1985,  and  a  Masters Degree in Finance
                                                               from the University of Colorado in 1991.

Laura Rhodenbaugh                     Secretary                Secretary   of   the  Company  since  January  1999;
200 S. Santa Fe                                                secretary and  treasurer  of various  Horejsi family
Salina, KS 67401                                               affiliates since June 1986.
Age: 49

As of August 1, 2000, except as set forth in the Prospectus (see "Beneficial Ownership and Control Persons"), no person is known to the Company to own of record or beneficially 5% or more of the Company's outstanding common shares or preferred shares. As of August 1, 2000, all directors and executive offices of the Company as a group owned 0.2% directly and 42.22% indirectly of the outstanding common stock (see "Beneficial Ownership and Control Persons" in the Prospectus); none of such persons owned any of the Company's preferred shares.


Audit Committee

The Board has an Audit Committee consisting of Messrs. Aldridge, Barr and Duff, who were appointed to the Audit Committee on January 15, 1999. The Audit Committee reviews the scope and results of the Company's annual audit with the Company's independent accountants and recommends the engagement of such accountants. The Audit Committee met twice during the fiscal year ended November 30, 1999.

Nominating Committee

The Board has a Nominating Committee consisting of Messrs. Aldridge, Barr and Duff which is responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the fiscal year ended November 30, 1999.

Compensation to Directors

No officer or employee of the Company, or officer or employee of the Adviser or Sub-adviser to the Company, receives any compensation from the Company for serving as an officer or director of the Company. Mr. Horejsi's compensation was paid for services as a Director of the Company prior to the date that Boulder Administrative Services, L.L.C. became co-administrator of the Company. The annual fee paid to each Director is $6,000; the fee for each attended in-person meeting is $2,000 per meeting; and the fee for each meeting attended by telephone is $1,000. The aggregate remuneration paid to the members of the Board for acting as such during the fiscal year ended November 30, 1999 amounted to $65,574.97. Directors and executive officers of the Company do not receive pension or retirement benefits from the Company. Independent directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with board meetings.

                               COMPENSATION TABLE

Name of person and                              Aggregate Compensation
Position with the Fund                          from the Fund Paid to Directors*
----------------------                          --------------------------------
Alfred G. Aldridge, Jr.                                   $17,652.17
Director

Richard I. Barr                                           $21,148.90
Director

James G. Duff                                             $22,573.90
Director

Steward R. Horejsi                                         $4,200.00
Director


Stephen C. Miller                                                 $0
Director,
Chairman of the Board,
President and Chief Executive Officer


-------------------------------------

* Reflects information relating to the Company (and not of two other funds that, until August 1999, had had the same investment adviser as the Company), because the Company is no longer in the same fund complex as those funds. In addition to the amounts shown above that were paid to persons currently serving as Directors, the Company paid Morgan Gust and Robert F. Wulf $1,450 each for their services as Directors of the Fund prior to their resignations effective January 15, 1999.

Code of Ethics


The Company and its investment adviser and sub-adviser have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act, which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Company. Each Code also contains pre-clearance and reporting requirements and other restrictions designed to prevent conduct by personnel disadvantageous to the Company. These Codes of Ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These Codes are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of these Codes may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Compensation to the Adviser, Sub-Advisers and Co-Administrators

Information is provided in the Prospectus concerning the adviser, sub-advisers and co-administrators and their agreements with the Company. The amounts paid to such persons during the last three fiscal years or, if shorter, the period during which the entity was retained to provide services to the Company are as follows:

                                                           Fees Paid
                                                       (For Fiscal Year
                                                            Ending
                                                         November 30)
                                                -------------------------------

Name of Entity                                  1997         1998        1999
--------------                                  ----         ----        ----
Boulder Investment Advisers, L.L.C.*              0            0         $38,130
Stewart Investment Advisers, Ltd.*                0            0        $152,522
Flaherty & Crumrine Incorporated**           $1,361,148   $1,394,302    $726,056
Spectrum Asset Management, Inc.*                  0            0        $319,726
Boulder Administrative Services, L.L.C.*          0            0        $148,985
PFPC Inc.                                      $271,669     $276,939    $259,792

*    Retained to provide services to the Company beginning in fiscal year 1999.

** Contract to provide services to the Company was terminated during fiscal year 1999.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE


SIA is responsible for decisions to buy and sell securities for the Company, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Company may purchase certain money market instruments directly from an issuer in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services. During the last three fiscal years, the Company paid $3962 for fiscal year 1999, and only nominal amounts for fiscal year 1998 and 1997 in brokerage commissions. The increase in brokerage commissions in the last fiscal year is due to the change in the Company's investment focus from primarily preferred stocks to a combination of common stocks and preferred stocks. No separate brokerage commission is typically paid on preferred stock transactions, which are typically executed on a principal basis, in contrast to common stock transactions, where brokerage commissions are the norm.


SIA will effect securities transactions of the Company in a manner deemed fair and reasonable to shareholders of the Company and not according to any formula. The primary considerations in selecting the manner of executing securities transactions for the Company will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the amount of difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser or Sub-Adviser, as the case may be, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Company. However, it is not the policy of the Adviser or the Sub-Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Adviser and SIA are able to fulfill their obligations to furnish a continuous investment program to the Company without receiving research from brokers; however, they consider access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser and SIA, and does not reduce the Adviser's or SIA's normal research activities in rendering investment advice. It is possible that the Adviser's or SIA's expenses could be materially increased if either attempted to purchase this type of information or generate it through its own staff.

Currently, the Adviser and SIA manage only the Company's assets. However, if either were to manage another account, investment decisions for the Company would be made independently from those of such other accounts; however, from time to time, the same investment decision might be made for more than one company or account. If two or more accounts were to seek to purchase or sell the same securities, the securities actually purchased or sold would be allocated among the companies and accounts on a good faith equitable basis by the Adviser or Sub-Adviser, as the case may be, in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company.

Although the Company has no restrictions on portfolio turnover, it is not the Company's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Company will be less than 100% excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Company expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended November 30, 1998 and 1999, the Company's portfolio turnover rates were 86% and 69%.

             ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

General


Auction Agency Agreement. The Company will enter into an auction agency agreement with the auction agent (currently, Bankers Trust Company) which provides, among other things, that the auction agent will follow the auction procedures for purposes of determining the applicable rate for the AMPS shares so long as the applicable rate for the AMPS shares is to be based on the results of an auction.


Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into broker-dealer agreements with several Broker-Dealers selected by the Company, which provide for the participation of those Broker-Dealers in auctions for AMPS shares.

Securities Depository. The Depository Trust Company ("DTC") will act as securities depository for the Agent Members with respect to the AMPS. One certificate for all of the AMPS shares will be registered in the name of Cede & Co., as nominee of DTC. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS contained in the Articles Supplementary. The Company will also issue stop-transfer instructions to the transfer agent for AMPS. Prior to the commencement of the right of holders of preferred shares of the Company to elect a majority of the Board, as described under "Description of AMPS - Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all AMPS shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in AMPS, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

The auction agent will act as agent for the Company in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement and will not be liable for any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.


The auction agent may rely upon, as evidence of the identities of the existing holders of AMPS, the auction agent's registry of existing holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Company) with respect to transfers described under "The Auction" in the Prospectus. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

The auction agent may terminate the auction agency agreement upon notice to the Company on a date no earlier than the business day after the second dividend payment date for the AMPS following delivery of such notice. If the auction agent should resign, the Company will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Company may remove the auction agent provided that prior to such removal the Company shall have entered into such an agreement with a successor auction agent.


Broker-Dealers


After each auction for AMPS, the auction agent will pay to each Broker-Dealer, from funds provided by the Company, a service charge at the annual rate of 0.25% of the aggregate liquidation preference of shares of AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in such existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in such potential holder purchasing such shares as a result of the auction or (iii) a valid hold order. The Company may request the auction agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. If an auction was not held on an auction date, the auction agent will pay to each Broker-Dealer a service charge at an annual rate of 0.25% of the aggregate liquidation preference of the shares of AMPS acquired by existing holders through such Broker-Dealer.

The Broker-Dealer agreements provide that a Broker-Dealer may submit orders in auctions for its own account, unless the Company notifies such Broker-Dealer that it may no longer do so, in which case such Broker-Dealer may continue to submit hold orders and sell orders for its own account. Any Broker-Dealer that is an affiliate of the Company may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.


                           REPURCHASE OF COMMON SHARES

The Company is a closed-end investment company and as such its common shareholders do not have the right to cause the Company to redeem their shares. Instead, the Company's common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider actions that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Company to an open-end investment company. The Board may not decide to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

The Prospectus describes the Company's current policy with respect to repurchasing shares of the Company's common stock in the open market or in private transactions, or tendering for shares, in an attempt to reduce or eliminate a market value discount from net asset value. Upon the issuance of the AMPS, the Company's ability to repurchase shares of, or tender for, its common stock may be limited by the asset coverage requirements of the 1940 Act and by asset coverage and other requirements imposed by Moody's and S&P as a condition to rating the AMPS. No assurance can be given that the Board will decide to undertake share repurchases or tenders or, if undertaken, that repurchases and/or tender offers will result in the Company's common stock trading at a price that is close to, equal to or above net asset value. The Company may borrow to finance repurchases and/or tender offers. Any tender offer made by the Company for its shares may be at a price equal to or less than the net asset value of such shares. Any service fees incurred in connection with any tender offer made by the Company will be borne by the Company and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Company may borrow to finance any repurchase of common shares or to make any tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Company in anticipation of share repurchases or tenders will reduce the Company's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Company's status as a regulated investment company under the Internal Revenue Code (which would make the Company a taxable entity, causing the Company's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Company) or as a registered closed-end investment company under the 1940 Act;
(2) the Company would not be able to liquidate portfolio securities in an orderly manner and consistent with the Company's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Company, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States banks in which the Company invests, (d) material limitation affecting the Company or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Company or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Company of its common shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Company's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Company's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Company may be converted to an open-end company, may be helpful in reducing any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Company of its common shares will decrease the Company's total assets which would likely have the effect of increasing the Company's expense ratio. Any purchase by the Company of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining and decrease the asset coverage of the preferred shares.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Company's portfolio, the impact of any action that might be taken on the Company or its shareholders and market considerations. Based on these considerations, even if the Company's shares should trade at a discount, the Board may determine that, in the interest of the Company and its shareholders, no action should be taken.

                                   TAX MATTERS

The Company has qualified and elected, and intends to continue to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. To qualify for tax treatment as a regulated investment company, the Company must, among other things: (a) distribute to its shareholders at least an amount equal to the sum of (i) 90% of its net investment income (which is its investment company taxable income as that term is defined in the Code but determined without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt interest income and (b) diversify its holdings so that, at the end of each fiscal quarter of the Company
(i) at least 50% of the market value of the Company's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Company's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Company's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). In meeting these requirements, the Company may be restricted in the utilization of certain of the investment techniques described above and in the Prospectus. If in any year the Company should fail to qualify for tax treatment as a regulated investment company, the Company would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the Company's earnings and profits. A regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Company generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Certain of the Company's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Company, affect the holding period of securities held by the Company and alter the character of the gains or losses realized by the Company. These provisions may also require the Company to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Company will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Company as a regulated investment company.

Distributions to shareholders by the Company of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Company will be taxable to its shareholders as ordinary income. Distributions by the Company of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned common shares or AMPS. Distributions, if any, in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset).

The Internal Revenue Service (the "IRS") requires that a regulated investment company that has two or more classes of shares designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Company intends each year to allocate, to the fullest extent practicable, net interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares, including the AMPS, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Company reserves the right to make special allocations of income within a class, consistent with the objective of the Company. The Company may, at its election, notify the auction agent of the amount of any net capital gain or other income taxable for Federal income tax purposes to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend.

If at any time when the AMPS are outstanding the Company fails to meet the Eligible Asset Coverage and the 1940 Act Asset Coverage, the Company will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. This may prevent the Company from distributing at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, and may therefore jeopardize the Company's qualification for taxation as a regulated investment company or cause the Company to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Eligible Asset Coverage or the 1940 Act Asset Coverage, the Company will be required to redeem its AMPS in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Company and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objective.


The Company may, at its option, redeem the AMPS in whole or in part, and is required to redeem AMPS to the extent required to maintain the Eligible Asset Coverage Amount and the 1940 Act Asset Coverage. Gain or loss, if any, resulting from a redemption of AMPS will be taxed as gain or loss from the sale or exchange of the AMPS under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Company, (c) is substantially disproportionate with respect to the owner, or (d) with respect to a non-corporate owner, is in partial liquidation of the owner's interest in the Company. For purposes of (a), (b) and (c) above, a shareholder's ownership of common shares will be taken into account and AMPS and common shares held by parties who are related to the redeemed shareholder may also have to be taken in to account.


The sale or other disposition of common shares or AMPS will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Company held for six months or less are disallowed to the extent of any distribution of exempt- interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Company will be disallowed to the extent those shares of the Company are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Company will be adjusted to reflect the disallowed loss.

Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of net investment income (which includes net short-term capital gain). To the extent received by foreign investors, exempt-interest dividends, distributions of net capital gain and gain from the sale or other disposition of the AMPS generally are exempt from United States Federal income taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year.

The Company is required in certain circumstances to backup withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of the Company's shares who do not furnish to the Company their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's United States Federal income tax liability, if any, provided that the required information is furnished to the IRS.


The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Company and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the Federal alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning the Federal income tax consequences and any state, local or foreign tax consequences of purchasing, holding and disposing of Company shares.


                              FINANCIAL STATEMENTS

Independent Auditors

PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), at One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for the Company since its commencement of operations and has been selected to serve in such capacity for the Company's fiscal year ending November 30, 2000. The financial statements and independent auditors report incorporated by reference into this statement of additional information have been so incorporated and the financial highlights included in the Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers given on their authority as experts in auditing and accounting.

Incorporation by Reference


The Company's Portfolio of Investments, dated November 30, 1999 (audited); Statement of Assets and Liabilities, dated November 30, 1999 (audited); Statement of Operations for the year ended November 30, 1999 (audited); Statement of Changes in Net Investment Assets for the two years ended November 30, 1999 (audited); the independent auditors report included in the Company's Annual Report for the fiscal year ended November 30, 1999, are incorporated herein by reference. The Company will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report upon written request to PFPC Inc., P.O. Box 1376, Boston, Massachusetts 02104 or by calling 1-800-331-1710.


                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Company with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Company and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


The Registration Statement may be inspected without a charge at the Commission's principal office in Washington, D.C. and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files and reports and other information with the Commission. Such reports, proxy and public statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Company may also be inspected at the offices of the New York Stock Exchange. The Commission maintains a web site (http://www.sec.gov) that contains the Prospectus, material incorporated by reference into this statement of additional information and the Prospectus, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

                         STANDARD & POOR'S RATINGS GROUP

A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 LONG TERM DEBT

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-Debt rated "All has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                            SPECULATIVE GRADE RATING

Debt rated "BB", "B", "CCC", "CLARK CURBO" and "IC" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and 'IC" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB-Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B-Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC-Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CLARK CURBO-The rating "CLARK CURB0" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C-The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI-The rating "CI" is reserved for income bonds on which no interest is being paid.

D-Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS-The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely o entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L-The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.

In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity. Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR-Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                      NOTES

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1-Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus designation.

SP-2-Satisfactory capacity to pay principal and interest.

SP-3-Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                                COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-111 for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3-Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B-Issues rated "B" are regarded as having only speculative capacity for timely payment.

C-This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D-Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                         MOODY'S INVESTORS SERVICE, INC.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                                LONG-TERM RATINGS

Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds that are rated Caa are of poor standing. such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON(-)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

                               SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, bankers' acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries;

High rates of return on funds employed;

Conservative capitalization structure with moderate reliance on debt and ample asset protection;

Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                             PREFERRED STOCK RATINGS

Preferred stock rating symbols and their definitions are as follows:

aaa-An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa-An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a-An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa-An issue which is rated "baa" is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba-An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b-An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa-An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca-An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c-This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier I indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1)      Financial Statements:

         Financial Statements included in Part A (Prospectus) of this Registration Statement:

         Financial Highlights for each of the years ended November 30, 1999, 1998, 1997, 1996, 1995, 1994 and 1993 and for the six months ended May 31, 2000.

         Financial Statements included in Part B (Statement of Additional Information) of this Registration Statement:

         Report of Independent Accountants.*

         Statement of assets and liabilities as of November 30, 1999.*

         Statement of operations for the year ended November 30, 1999.*


         Statement of cash flows for the year ended November 30, 1999.*


         Statement of changes in net assets for each of the years ended November 30, 1998 and 1999.*

         Financial highlights for each of the years ended November 30, 1996, 1997, 1998 and 1999.*

         Schedule of Investments as of May 31, 2000.**

------------------
*        Incorporated by reference.
**       To be filed by amendment.



(2)      Exhibits


         (a)(1)              --Articles of Incorporation of the Company
         (a)(2)              --Articles of Amendment to the Articles of
                               Incorporation of the Company
         (b)                 --Amended and Restated By-laws of the Company
         (c)                 --Not applicable
         (d)(1)*             --Form of Articles Supplementary for the AMPS
         (d)(2)              --Form of Share Certificate for the AMPS
         (e)**               --Dividend Reinvestment Plan

         (f)                 --Not applicable
         (g)(1)              --Investment Advisory Agreement between the Company
                               and Boulder Investment Advisers, L.L.C. ("BIA")
            (2)              --Investment Sub-Advisory Agreement between the
                               Company, BIA and Stewart Investment Advisers, Ltd. ("SIA")
         (h)                 --Form of Purchase Agreement between the Company,
                               BIA and Merrill Lynch & Co.
         (i)                 --Not Applicable
         (j)                 --Custody Agreement between the Company and Boston
                               Safe Deposit and Trust Company Bank, N.A.
         (k)(1)              --Transfer Agency Agreement between the Company and
                               The Shareholder Services Group Inc.
            (2)              --Amended and Restated Administration Agreement
                               between the Company and First Data Investor
                               Services Group, Inc. ("FDISG") (The
                               "Administration Agreements")
            (3)              --Amendment to the Administration Agreement between
                               the Company and FDISG
            (4)              --Co-Administration Agreement between the Company
                               and Boulder Administrative Services, LLC
            (5)              --Fee Agreement among the Boston Company Advisers,
                               Inc., Boston Safe Deposit and Trust Company and the Company
            (6)              --Form of Auction Agency Agreement between the
                               Company and Bankers Trust Company
            (7)*             --Form of Broker-Dealer Agreement between the
                               Company and Merrill Lynch & Co.
            (8)*             --Form of Master Purchaser's Letter
         (l)(1)*             --Opinion and consent of Willkie Farr & Gallagher
            (2)*             --Opinion and consent of Venable, Baetjer and
                               Howard, LLP
         (m)                 --Not applicable

         (n)*                --Consent of PricewaterhouseCoopers L.L.P.
         (o)                 --Not applicable
         (p)                 --Not applicable
         (q)                 --Not applicable
         (r)(1)*             --Code of Ethics of the Company, BIA and SIA
         (s)***              --Power of Attorney
         (t)*                --Financial Data Schedule (EDGAR version only)

-----------------
*        To be filed by amendment.
** Incorporated herein by reference to the Registrant's Form N-30D filed on July 29, 1997.
*** Incorporated herein by reference to the Registrant's Pre-effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-37008, 811-07390), Exhibit 2(s), filed on July 3, 2000.


Item 25. Marketing Arrangements


Reference is made to the Form of Purchase Agreement for the AMPS to be filed by amendment to this Registration Statement.


Item 26. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

         Registration fees...........................            $  20,460
         Printing and engraving......................                  *
         Accounting fees and expenses................                  *
         Legal fees and expenses.....................                  *
         Rating Agency fees..........................                  *
         Miscellaneous...............................                  *
                                                              ------------------
         Total.......................................                  *
                                                              ==================
-------------------
         *To be completed by amendment.

Item 27. Persons controlled by or under common control with the Fund

The following table sets forth certain information regarding the beneficial ownership of the Company's shares as of May 31, 2000, by each person who is known by the Company to beneficially own 5% or more of the Company's common stock. To the Company's knowledge, there are no 5% or greater beneficial owners of MMP Shares.


                                                          Number and % of Shares
Name of Owner*                                              Beneficially Owned**
-------------                                               --------------------
EALLC (1)                                                       257,811  (2.74%)
John S. Horejsi Trust (1)(2)                                     65,747  (0.70%)
Susan L. Ciciora Trust (1)(2)                                   131,475  (1.40%)
Stewart West Indies Trust (1)(2)                                191,907  (2.04%)
Evergreen Trust (2)                                              47,632
Lola Brown Trust (1)                                          1,028,001 (10.92%)
Ernest Horejsi Trust No. 1B (1)                               2,468,053 (26.21%)
Badlands Trust Company (3)                                    3,975,550  (41.9%)
Stewart R. Horejsi Trust No. 2 (4)                            3,975,550  (41.9%)
Aggregate Shares Owned                                        3,975,550  (41.9%)


* The address of EALLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address for each of the other listed owners is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078.


** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4).


(1) DIRECT OWNERSHIP. Evergreen Atlantic, L.L.C. ("EALLC"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWIT"), Lola Brown Trust No. 1B ("Lola Brown Trust"), the Ernest Horejsi Trust No. 1B ("Ernest

Trust") and Badlands Trust Company ("Badlands") directly own 257,811; 27,075; 54,132; 78,470; 1,028,001; 2,498,053; and 12,735, respectively, of the Company's common stock shares, totaling 3,975,550 shares or 42.22% of the outstanding shares of the Company.

(2) INDIRECT OWNERSHIP THROUGH EVERGREEN. Numbers shown in the table include shares held directly and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding equity membership of EALLC is owned by SWIT, the John Trust, the Susan Trust and the Evergreen Trust in the following percentages - 44%, 15%, 30% and 11%. The sole trustee of SWIT, the John Trust and the Susan Trust is Badlands. Mr. Horejsi is not a beneficiary under any of these trusts. The trustees of Evergreen Trust are Badlands, Stephen
C. Miller and Larry Dunlap. Any action by the Evergreen Trust requires a majority vote of the trustees.

(3) OWNERSHIP BY BADLANDS. Numbers shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Lola Brown Trust, the Ernest Trust, SWIT, the John Trust, the Susan Trust and the Evergreen Trust. Badlands is the sole trustee of three of the four trusts that control EALLC (see Footnote No. 2) and, together with Larry Dunlap and Susan Ciciora, one of three trustees of the Lola Brown Trust and the Ernest Trust. Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his children. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora).

(4) INDIRECT OWNERSHIP BY SRH TRUST. Numbers shown in the table reflects shares that may be deemed to be beneficially owned indirectly through ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Robert Kastner.

    EALLC, the John Trust, the Susan Trust, SWIT, the Lola Brown Trust, the Ernest Trust, Badlands, the Stewart R. Horejsi Trust No. 2 ("SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Company (as that term is defined in Section 2(a)(9) of the 1940 Act). These entities and other trusts or companies with interlocking management and/or common ownership, including the Co-Administrator (collectively, the "Horejsi Affiliates") may be deemed to indirectly own additional Company shares, which are included in the table above. Further, Stewart R. Horejsi, the investment manager for SIA, is also the primary investment consultant for the Horejsi Affiliates and, on a discretionary basis, implements and directs their investment objective and asset allocation.

Each of EALLC, the John Trust, the Susan Trust, SWIT, the Lola Brown Trust, the Earnest Trust, Badlands and the SRH Trust are organized or formed under the laws of the state of South Dakota.

Except for the persons noted above that may be deemed to control the Registrant, no other person is under common control with the Registrant.

The financial statements of the Registrant are not consolidated with those of any of the persons noted above that may be deemed to control or be under common control with the Registrant.

Item 28. Number of Holders of Shares

At June 30, 2000 (within 90 days prior to filing):

Title of Class                           Number of Record Holders
--------------                           ------------------------

Common Stock, $.01 par value                     9,416,743


Cumulative Money Market                                775
Preferred Stock, $.01 par value

Item 29. Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article VIII of the Registrant's Articles of Incorporation (to be filed as an Exhibit to this Registration Statement), Article 5.2 of the Registrant's By-laws (to be filed as an Exhibit to this Registration), the Investment Advisory Agreement (to be filed as an Exhibit to this Registration Statement) and the Purchase Agreement (to be filed as an Exhibit to this Registration Statement) provide for indemnification. In addition, the Registrant has entered into an agreement with each director providing for indemnification and has purchased directors and officers disability insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of the Investment Adviser

Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its investment advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed with the Securities and Exchange Commission by each of BIA, SIA and Spectrum pursuant to the Investment Advisers Act of 1940, as amended.

Item 31. Location of Accounts and Records

PFPC Inc.                                             Administrator and Common
P.O. Box 1376                                         Stock Transfer Agent
Boston, MA 02104

Boulder Administrative Services, L.L.C.               Co-Administrator
1680 38th Street (Suite 800)
Boulder, CO 80301

Boston Safe Deposit and Trust Company                 Custodian
One Boston Place
Boston, MA 02108

Bankers Trust Company                                 AMPS Transfer Agent
4 Albany Street
New York, New York 10006

Item 32. Management Services

Not applicable.

Item 33. Undertakings

(1) The Registrant hereby undertakes to suspend the offering of AMPS until it amends its Prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) The Registrant hereby undertakes that:

     (a) for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance on Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

     (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and the State of Colorado, on the 4th day of August, 2000.


                                            BOULDER TOTAL RETURN FUND ,INC.

                                            By:/s/ Stephen C. Miller
                                               ---------------------------------
                                               Stephen C. Miller
                                               President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       Signature                         Title                              Date
       ---------                         -----                              ----

/s/ Stephen C. Miller            Director, Chief Executive        August 4, 2000
---------------------            Officer, President and
Stephen C. Miller                Chairman of the Board


/s/ / Stephen C. Miller*         Director                         August 4, 2000
-----------------------
Steward R. Horejsi

/s/ / Stephen C. Miller*         Director                         August 4, 2000
-----------------------
James G. Duff

/s/ / Stephen C. Miller*         Director                         August 4, 2000
-----------------------
Alfred G. Aldridge, Jr.

/s/ / Stephen C. Miller*         Director                         August 4, 2000
-----------------------
Richard I. Barr

/s/ / Stephen C. Miller*         Chief Financial Officer,         August 4, 2000
-----------------------          Chief Accounting Officer,
Carl D. Johns                    Vice President and Treasurer

*Pursuant to a Power of Attorney incorporated by reference as Exhibit 2(s) hereto.

                                  EXHIBIT INDEX


                                                                                                            Page in
                                                                                                         Sequential
                                                                                                          Numbering
                                                                                                             System
                                                                                                             ------
(a)(1)             --Articles of Incorporation of the Company...............................................
(a)(2)             --Articles of Amendment to the Articles of Incorporation of the Fund.....................
(b)                --Amended and Restated By-laws of the Company............................................
(c)                --Not applicable.........................................................................
(d)(1) *           --Form of Articles Supplementary for the AMPS............................................
(d)(2)             --Form of Share Certificate of the AMPS..................................................
(e) **             --Dividend Reinvestment Plan.............................................................
(f)                --Not applicable.........................................................................
(g)    (1)         --Investment Advisory Agreement between the Company and BIA..............................
       (2)         --Investment Sub-Advisory Agreement between the Company, BIA and SIA.....................
(h)                --Form of Purchase Agreement between the Company, BIA and Merrill Lynch & Co.............
(i)                --Not Applicable.........................................................................
(j)                --Custody Agreement between the Company and Mellon Bank, N.A.............................
(k)    (1)         --Transfer Agency Agreement between the Company and The Shareholder Services Group, Inc..
       (2)         --Amended and Restated Administration Agreement between the Company and First Data
                     Investor Services Group, Inc. ("FDISG") (The "Administration Agreements")..............
       (3)         --Amendment to the Administration Agreement between the Company and FDISG................
       (4)         --Co-Administration Agreement between the Company and Boulder Administrative
                     Services, LLC..........................................................................
       (5)         --Fee Agreement among the Boston Company Advisers, Inc., Boston Safe Deposit and Trust
                     Company and the Company................................................................
       (6)         --Form of Auction Agency Agreement between the Company and Bankers Trust Company.........
       (7)         --Form of Broker-Dealer Agreement between the Company and Merrill Lynch & Co.............
       (8)*        --Form of Master Purchaser's Letter......................................................
(l)    (1)*        --Opinion and consent of Willkie Farr & Gallagher........................................
       (2)*        --Opinion and consent of Venable, Baetjer and Howard, LLP................................
(m)                --Not applicable.........................................................................
(n)*               --Consent of Pricewaterhouse Coopers L.L.P...............................................
(o)                --Not applicable.........................................................................
(p)                --Not applicable.........................................................................
(q)                --Not applicable.........................................................................
(r)    (1)*        --Code of Ethics of the Fund, BIA and SIA................................................
(s)***             --Power of Attorney......................................................................
(t)*               --Financial Data Schedule (EDGAR version only)...........................................


*      To be filed by amendment.
** Incorporated herein by reference to the Registrant's Form N-30D filed on July 29, 1997.
*** Incorporated herein by reference to the Registrant's Pre-effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-37008, 811-07390), Exhibit 2(s), filed on July 3, 2000.

                                                                  Exhibit (a)(1)


                            ARTICLES OF INCORPORATION
                                       OF
                        PREFERRED INCOME MANAGEMENT FUND
                                  INCORPORATED

                                   ARTICLE I

     The undersigned, Kimberly A. Gordon, whose address is One Citicorp Center, 153 East 53rd Street, New York, New York 10022, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under and by virtue of the Maryland General Corporation Law:

                                   ARTICLE II

                                      NAME
                                      ----

     The name of the Corporation is Preferred Income Management Fund Incorporated (the "Corporation").

                                  ARTICLE III

                               PURPOSES AND POWERS
                               -------------------

     The Corporation is formed for the following purposes:

     (1) To conduct and carry on the business of a closed-end investment company registered under the Investment Company Act of 1940, as amended.

     (2) To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

     (3) To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereinafter be permitted by law.

     (4) To do any and all additional acts and to exercise any and all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

     The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation law now or hereinafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                   ARTICLE IV

                       PRINCIPAL OFFICE AND RESIDENT AGENT
                       -----------------------------------

     The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated. The post office address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

                                   ARTICLE V

                                  CAPITAL STOCK
                                  -------------

     (1) The total number of shares of capital stock that the Corporation shall have authority to issue is two hundred fifty million (250,000,000) shares, of which 240,000,000 shares are classified as Common Stock, par value one cent ($.01) per share, and 10,000,000 shares are classified as Preferred Stock, par value one cent ($.01) per share. The aggregate par value of all shares of all classes that the Corporation is authorized to issue is $2,500,000.

     (2) The Board of Directors is authorized to determine the designation of and to set the terms of the Preferred Stock, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption, prior to issuance. The Preferred Stock may be issued in series.

     (3) The Board of Directors is authorized, from time to time, to fix the price or the minimum price of the consideration or minimum consideration for, and to issue, the shares of stock of the Corporation.

     (4) The Corporation may issue fractional shares. Any fractional share shall carry proportionately the rights of a whole share including, without limitation, the right to vote and the right to receive dividends. A fractional share shall not, however, carry the right to receive a certificate evidencing it.

     (5) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the Bylaws of the Corporation, as from time to time amended.

     (6) No holder of stock of the Corporation by virtue of being such a holder shall have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation's capital stock or any other security that the Corporation may issue or sell other than a right that the Board of Directors in its discretion may determine to grant.

     (7) The Board of Directors shall have authority by resolution to classify and reclassify any authorized but unissued shares of capital stock from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the capital stock.

     (8) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or of any class of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in the Charter.

     (9) The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.

                                   ARTICLE VI

                               BOARD OF DIRECTORS
                               ------------------

     (1) The initial number of directors of the Corporation shall be two. The number of directors may be changed by the Bylaws or by the Board of Directors pursuant to the Bylaws, except that the number of directors shall in no event be less than the minimum number required under the Maryland General Corporation Law or greater than twelve. The names of the directors who shall act until the first annual meeting of shareholders or until their successors are duly chosen and qualified are:

                               Robert T. Flaherty
                               Donald F. Crumrine

     (2) Beginning with the first annual meeting of stockholders held after the initial public offering of the shares of the Corporation (the "initial annual meeting"), the Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the classes of Directors elected at the initial annual meeting shall expire at the times of the annual meetings of the stockholders as follows: Class I on the next annual meeting, Class II on the second next annual meeting and Class III on the third next annual meeting, or thereafter in each case when their respective successors are elected and qualified. At each subsequent annual election, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders, or thereafter in each case when their respective successors are elected and qualified. Subject to the following paragraph, the number of directorships shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

     If the Corporation issues Preferred Stock entitling the holders to elect additional Directors in specified circumstances, and the election of such additional Directors would cause the number of Directors to exceed 12, then the terms of office of a number of Directors elected by the other stockholders (excluding any Directors which the holders of the Preferred Stock are entitled to elect in all events) shall terminate at the time of the meeting of the holders of the Preferred Stock called to elect the additional Directors such that the sum of the number of remaining Directors and the number of additional Directors to be elected by the holders of the Preferred Stock does not exceed
12. The Directors whose terms shall expire will be determined in inverse order of their initial election to the Board of Directors. The additional Directors will be apportioned among the classes of Directors so that the number of Directors in each class will be as nearly equal as possible.

     (3) A Director may be removed with or without cause, but only by a vote of at least 80% of the class of the shares of capital stock of the Corporation then entitled to vote in an election to fill that directorship and the stockholders of the class entitled to elect the Director by plurality vote may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed Director.

     (4) In furtherance, and not in limitation, of the powers conferred by the laws of the State of Maryland, the Board of Directors is expressly authorized:

               (i) To make, alter or repeal the Bylaws of the Corporation, except as otherwise required by the 1940 Act.

               (ii) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders. No stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors.

               (iii) Without the assent or vote of the stockholders, to authorize the issuance from time to time of shares of the stock of any class of the Corporation, whether now or hereafter authorized, and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

               (iv) Without the assent or vote of the stockholders, to authorize and issue obligations of the corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation.

               (v) In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all powers and do all acts that may be exercised or done by the Corporation pursuant to the provisions of the laws of the State of Maryland, these Articles of Incorporation and the Bylaws of the Corporation.

     (5) Any determination made in good faith and in accordance with these Articles of Incorporation by or pursuant to the direction of the Board of Directors, with respect to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which the reserves or charges have been created has been paid or discharged or is then or thereafter required to be paid or discharged), as to the value of any security owned by the Corporation, as to the determination of the net asset value of shares of any class of the Corporation's capital stock, or as to any other matters relating to the issuance, sale or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors whether any transaction constitutes a purchase of securities on "margin," a sale of securities "short," or an underwriting or the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Articles of Incorporation of the Corporation shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                  ARTICLE VII

                              CERTAIN TRANSACTIONS
                              --------------------

     (1) Except as otherwise provided in this Article VII, at least eighty percent (80%) of the votes of the Corporation's Common Stock and Preferred Stock entitled to be cast by stockholders, voting as a single class, and at least eighty percent (80%) of the votes of the Corporation's Preferred Stock entitled to be cast by stockholders, voting as a separate class, in addition to the affirmative vote of at least eighty percent (80%) of the entire Board of Directors, shall be necessary to effect any of the following actions:

               (i) Any amendment to these Articles to make the Corporation's Common Stock a "redeemable security" or to convert the corporation from a "closed-end company" to an "open-end company" (as such terms are defined in the Investment Company Act of 1940, as amended) or any amendment to paragraph (1) of Article III, unless the Continuing Directors (as hereinafter defined) of the Corporation, by a vote of at least eighty percent (80%) of such Directors, approve such amendment in which case the affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's Common Stock and Preferred Stock to be voted on the matter, voting as a single class, and a majority of the votes entitled to be cast by the holders of the Corporation's Preferred Stock to be voted on the matter, voting as a separate class, shall be required to approve such actions unless otherwise provided in the Charter or unless otherwise required by law;

               (ii) Any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets;

               (iii) Any proposal as to the voluntary liquidation or dissolution of the Corporation or any amendment to these Articles of Incorporation to terminate the existence of the Corporation, unless the Continuing Directors of the Corporation, by a vote of at least eighty percent (80%) of such Directors, approve such proposal in which case the affirmative vote of a majority of the votes entitled to be cast by stockholders shall be required to approve such actions unless otherwise provided in the Charter or unless otherwise required by law; or

               (iv) Any Business Combination (as hereinafter defined) unless either the condition in clause (A) below is satisfied, or all of the conditions in clauses (B), (C), (D), (E) and (F) below are satisfied, in which case paragraph (3) below shall apply:

                    (A) The Business Combination shall have been approved by a vote of at least eighty percent (80%) of the Continuing
               Directors.

                    (B) The aggregate amount of cash and the Fair Market Value
               (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of any class of outstanding Voting Stock (as hereinafter defined) in such Business Combination shall be at least equal to the higher of the following:

                         (x) the highest per share price (including any
                    brokerage commissions, transfer taxes and soliciting dealers' fees) paid by an Interested Party (as hereinafter defined) for any shares of such Voting Stock acquired by it
                    (aa) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (bb) (i) in the Threshold Transaction (as hereinafter defined), or (ii) in any period between the Threshold Transaction and the consummation of the Business Combination, whichever is higher; and

                         (y) the net asset value per share of such Voting Stock
                    on the Announcement Date or on the date of the Threshold Transaction, whichever is higher.

                    (C) The consideration to be received by holders of the
               particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Party has previously paid for shares of any class of Voting Stock. If the Interested Party has paid for shares of any class of

               Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

                    (D) After the occurrence of the Threshold Transaction, and prior to the consummation of such Business Combination, such Interested Party shall not have become the beneficial owner of any additional shares of Voting Stock except by virtue of the Threshold Transaction.

                    (E) After the occurrence of the Threshold Transaction, such
               Interested Party shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise,

                    (F) A proxy or information statement describing the proposed
               Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Acts, rules or regulations) shall be prepared and mailed by the Interested Party, at such Interested Party's expense, to the shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Acts or subsequent provisions).

          (2) For the purposes of this Article:

               (i) "Business Combination" shall mean any of the transactions described or referred to in any one or more of the following subparagraphs:

                    (A) any merger, consolidation or share exchange of the
               Corporation with or into any other person;

                    (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions in any 12 month period) to or with any other person of any assets of the Corporation having an aggregate Fair Market Value of $1,000,000 or more except for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business;

                    (C) the issuance or transfer by the Corporation (in one
               transaction or a series of transactions in any 12 month period) of any securities of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate

               Fair Market Value of $1,000,000 or more excluding (x) sales of any securities of the Corporation in connection with a public offering or private placement thereof, (y) issuances of any securities of the Corporation pursuant to a dividend reinvestment and cash purchase plan adopted by the Corporation and (z) issuances of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

               (ii) "Continuing Director" means any member of the Board of Directors of the Corporation who is not an Interested Party or an Affiliate (as hereinafter defined) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months (or since the Corporation's commencement of operations, if that period is less than 12 months), or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

               (iii) "Interested Party" shall mean any person, other than an investment company advised by the Corporation's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business Combination with the Corporation.

               (iv) "Person" shall mean an individual, a corporation, a trust or a partnership.

               (v) "Voting Stock" shall mean capital stock of the Corporation entitled to vote generally in the election of directors.

               (vi) A person shall be a "beneficial owner" of any Voting Stock:

                    (A) which such person or any of its Affiliates or Associates
               (as hereinafter defined) beneficially owns, directly or indirectly; or

                    (B) which such person or any of its Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or

                    (C) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

               (vii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

               (viii) "Fair Market Value" means:

                    (A) in the case of stock, the highest closing sale price
               during the 30-day period immediately preceding the relevant date of a share of such stock on the New York Stock Exchange, or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price (if such stock is a National Market System security) or the highest closing bid quotation (if such stock is not a National Market System security) with respect to a share of such stock during the 30-day period preceding the relevant date on the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ) or any system then in use, or if no such quotations are available, the fair market value on the relevant date of the share of such stock as determined by at least eighty percent (80%) of the Continuing Directors in good faith, and

                    (B) in the case of property other than cash or stock, the
               fair market value of such property on the relevant date as determined by at least eighty percent (80%) of the Continuing Directors in good faith.

               (ix) "Threshold Transaction" means the transaction by or as a result of which an Interested Party first becomes the beneficial owner of Voting Stock.

               (x) In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subparagraph (1)(iv)(B) above shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

               (xi) Continuing Directors of the Corporation, acting by a vote of at least 80% of the Continuing Directors, shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine (a) the number of shares of Voting Stock beneficially owned by any person, (b) whether a person is an Affiliate or Associate of another, (c) whether the requirements of subparagraph (1)(iv) above have been met with respect to any Business Combination, and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more.

     (3) If any Business Combination described in subparagraph (2)(i)(A) or (B) (if the transfer or other disposition constitutes a transfer of all or substantially all of the assets of the Corporation with respect to which shareholder approval is required under the Maryland General Corporation Law) is approved by a vote of eighty percent (80%) of the Continuing Directors or all of the conditions in subparagraph (1)(iv)(B), (C), (D), (E) and (F) are satisfied, a majority of the votes entitled to be cast by stockholders shall be required to approve such transaction unless otherwise provided in the Charter or unless otherwise required by law. If any other Business Combination is approved by a vote of eighty percent (80%) of the Continuing Directors or all of the conditions in subparagraph (1)(iv)(B, (C), (D), (E) and (F) are satisfied, no stockholder vote shall be required to approve such transaction unless otherwise provided in the Charter or unless otherwise required by law.

                                  ARTICLE VIII

                    LIMITATIONS ON LIABILITY; INDEMNIFICATION
                    -----------------------------------------

     (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

     (2) Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as such statutes are now or hereinafter in force. In addition, the Corporation shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law, the Securities Act of 1933, and the Investment Company Act of 1940, as amended. The Board of Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

     (3) No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (4) References to the Maryland General Corporation Law in this Article VIII are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

                                   ARTICLE IX

                                   AMENDMENTS
                                   ----------

     (1) The Corporation reserves the right to make, from time to time, any amendment to its Charter now or hereafter authorized by law (including any amendment that alters the contract rights, as expressly set forth in the Charter, of any class of outstanding stock) and all rights at any time conferred upon the stockholders of the Corporation by the Charter are granted subject to the provisions of this Article IX.

     (2) With the exception of Articles III, VI, VII and IX, any of the provisions of the Articles of Incorporation may be amended, altered or repealed upon the vote of a majority of the votes entitled to be cast by stockholders. The provisions of Articles III, VI, VII and IX may be amended, altered or repealed only upon the vote of at least eighty percent (80%) of the votes of the Corporation's Common Stock and Preferred Stock entitled to be cast by stockholders, voting as a single class, and of at least eighty percent (80%) of the votes of the Corporation's Preferred Stock entitled to be cast by stockholders, voting as a separate class, unless such action previously has been approved, adopted or authorized by the affirmative vote of eighty percent (80%) of the total number of Continuing Directors, in which case the affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's Common Stock and Preferred Stock to be voted on the matter, voting as a single class, unless otherwise provided in the Charter or unless otherwise required by law shall be required to approve, adopt, or authorize such an amendment.

     IN WITNESS WHEREOF, I have signed these Articles of Incorporation, acknowledging the same to be my act, on December 15, 1992.

                                        By:    /s/ Kimberly A. Gordon
                                           -------------------------------
                                                 Kimberly A. Gordon
                                                     Incorporator

                                                                  Exhibit (a)(2)


                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED

                              ARTICLES OF AMENDMENT

     Preferred Income Management Fund Incorporated, a Maryland corporation, having its principal office in the State of Maryland in Baltimore City (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Article II of the Articles of Incorporation of the Corporation is amended by deleting the present Article II in its entirety and inserting the following:

                                  "Article II.

     The name of the Corporation is Boulder Total Return Fund, Inc. (the "Corporation")."

     SECOND: The amendment to the Charter of the Corporation as set forth above has been advised by the Board of Directors of the Corporation and has been duly approved by the shareholders of the Corporation at a special meeting of the shareholders held on August 27, 1999.

     THIRD: These Articles of Amendment will become effective at 5:00 p.m. on August 27, 1999.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by its President and witnessed by its Secretary as of the 27th day of August, 1999. The President of the Corporation who signed these Articles of Amendment acknowledges them to be the act of the Corporation and states under penalties of perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects.

WITNESS:                                        PREFERRED INCOME MANAGEMENT
                                                FUND INCORPORATED


By:   /s/ Laura Rhodenbaugh                      By:   /s/ Stephen C. Miller
    ---------------------------                      ---------------------------
    Name:  Laura Rhodenbaugh                         Name:  Stephen C. Miller
    Title: Secretary                                 Title: President

                                                                     Exhibit (b)


                         AMENDED AND RESTATED BY-LAWS OF
                         -------------------------------
                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                  ---------------------------------------------

BYLAW-ONE: NAME OF COMPANY, LOCATION OF OFFICES AND SEAL.
           ----------------------------------------------

     Article 1.1. Name. The name of the Company is Preferred Income Management Fund Incorporated.

     Article 1.2. Principal Offices. The principal office of the Company in the State of Maryland shall be located in Baltimore, Maryland. The Company may, in addition, establish and maintain such other offices and places of business within or outside the State of Maryland as the Board of Directors may from time to time determine.

     Article 1.3. Seal. The corporate seal of the Company shall be circular in form and shall bear the name of the Company, the year of its incorporation and the words "Corporate Seal, Maryland." The form of the seal shall be subject to alteration by the Board of Directors and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced. Any Officer or Director of the Company shall have authority to affix the corporate seal of the Company to any document requiring the same.

BYLAW-TWO: STOCKHOLDERS.
           -------------

     Article 2.1. Place of Meetings. All meetings of the Stockholders shall be held at such place within the United States, whether within or outside the State of Maryland, as the Board of Directors shall determine, which shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Article 2.2. Annual Meeting. Commencing in 1993, the annual meeting of the Stockholders of the Company shall be held at such place as the Board of Directors shall select on such date, during the 31-day period ending six months after the end of the Company's fiscal year, as may be fixed by the Board of Directors each year, at which time the Stockholders shall elect Directors by plurality vote, and transact such other business as may properly come before the meeting. Any business of the Company may be transacted at the annual meeting without being specially designated in the notice except as otherwise provided by statute, by the Articles of Incorporation or by these By-Laws.

     Article 2.3. Special Meetings. Special meetings of the Stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by resolution of the Board of Directors or by the President, and shall be called by the Secretary at the request, in writing, of a majority of the Board of Directors or at the request, in writing, of Stockholders owning at least 25% of the votes entitled to be cast at the meeting upon payment by such Stockholders to the Company of the reasonably estimated cost of preparing and mailing a notice of the meeting (which estimated cost shall be provided to such Stockholders by the Secretary of the Company). Notwithstanding the foregoing, unless requested by Stockholders entitled to cast a majority of the votes entitled to be cast at the meeting, a special meeting of the Stockholders need not be called at the request of Stockholders to consider any matter that is substantially the same as a matter voted on at any special meeting of the Stockholders held during the preceding 12 months. A written request shall state the purpose or purposes of the proposed meeting.

     Article 2.4. Notice. Written notice of every meeting of Stockholders, stating the purpose or purposes for which the meeting is called, the time when and the place where it is to be held, shall be served, either personally or by mail, not less than 10 nor more than 90 days before the meeting, upon each Stockholder as of the record date fixed for the meeting who is entitled to notice of or to vote at such meeting. If mailed (i) such notice shall be directed to a Stockholder at his address as it shall appear on the books of the Company (unless he shall have filed with the Transfer Agent of the Company a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request) and
(ii) such notice shall be deemed to have been given as of the date when it is deposited in the United States mail with first-class postage thereon prepaid.

     Article 2.5. Notice of Stockholder Business. At any annual or special meeting of the Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual or special meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a Stockholder.

     For business to be properly brought before an annual or special meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Company not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to Stockholders, any such notice by a Stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made.

     Any such notice by a Stockholder shall set forth as to each matter the Stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Company's books, of the Stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Company which are beneficially owned by the Stockholder, and (iv) any material interest of the Stockholder in such business.

     Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual or special meeting except in accordance with the procedures set forth in this Article 2.5. The chairman of the annual or special meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article 2.5, and, if he should so determine, he shall so declare to the meeting that any such business not properly brought before the meeting shall not be considered or transacted.

     Article 2.6. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the Stockholders for the transaction of business except as otherwise provided by statute, by the Articles of Incorporation or by these Bylaws. If a quorum shall not be present or represented, the Stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, to a date not more than 120 days after the original record date, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business which might have been transacted at the original meeting may be transacted.

     Article 2.7. Vote of the Meeting. When a quorum is present or represented at any meeting, a majority of the votes cast thereat shall decide any question brought before such meeting (except for the election of directors, which shall be by plurality vote), unless the question is one upon which, by express provisions of applicable statutes, of the Articles of Incorporation or of these Bylaws, a different vote is required, in which case such express provisions shall govern and control the decision of such question.

     Article 2.8. Voting Rights of Stockholders. Each Stockholder of record having the right to vote shall be entitled at every meeting of the Stockholders of the Company to one vote for each share of stock having voting power standing in the name of such Stockholder on the books of the Company on the record date fixed in accordance with Article 6.5 of these Bylaws, with pro rata voting rights for any fractional shares, and such votes may be cast either in person or by written proxy.

     Article 2.9. Organization. At every meeting of the Stockholders, the Chairman of the Board, or in his absence or inability to act, the Vice Chairman of the Board, if any, or in his absence or inability to act, a chairman chosen by the Stockholders, shall act as chairman of the meeting. The Secretary, or in his absence or inability to act, a person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes of the meeting.

     Article 2.10. Proxies. Every proxy must be in writing and signed by the Stockholder or by his duly authorized attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date of its execution unless it provides otherwise. Every proxy shall be revocable at the pleasure of the person executing it or of his personal representatives or assigns. Proxies shall be delivered prior to the meeting to the Secretary of the Company or to the person acting as Secretary of the meeting before being voted. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless, at or prior to exercise of such proxy, the Company receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Stockholder shall be deemed valid unless challenged at or prior to its exercise.

     Article 2.11. Stock Ledger and List of Stockholders. It shall be the duty of the Secretary or Assistant Secretary of the Company to cause an original or duplicate stock ledger to be maintained at the office of the Company's Transfer Agent.

     Article 2.12. Action without Meeting. Any action to be taken by Stockholders may be taken without a meeting if (i) all Stockholders entitled to vote on the matter consent to the action in writing, (ii) all Stockholders entitled to notice of the meeting but not entitled to vote at it sign a written waiver of any right to dissent and (iii) such consents and waivers are filed with the records of the meetings of Stockholders. A consent shall be treated for all purposes as a vote at a meeting.

BYLAW-THREE: BOARD OF DIRECTORS.
             -------------------

     Article 3.1. General Powers. Except as otherwise provided in the Articles of Incorporation, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law, by the Articles of Incorporation or by these Bylaws.

     Article 3.2. Board of Three to Twelve Directors. The Board of Directors shall consist of not less than three (3) nor more than twelve (12) Directors; provided that if there are less than three stockholders, the number of Directors may be the same number as the number of stockholders but not less than one. Directors need not be Stockholders. Subject to the first sentence of this Article 3.2, a majority of the entire Board of Directors shall have power from time to time, and at any time when the Stockholders as such are not assembled in a meeting, regular or special, to increase or decrease the number of Directors. If the number of Directors is increased, the additional Directors may be elected by a majority of the Directors in office at the time of the increase. If such additional Directors are not so elected by the Directors in office at the time they increase the number of places on the Board, or if the additional Directors are elected by the existing Directors prior to the first meeting of the Stockholders of the Company, then in either of such events the additional Directors shall be elected or re-elected by the Stockholders at their next annual meeting or at an earlier special meeting called for that purpose.

     Beginning with the first annual meeting of Stockholders held after the initial public offering of the shares of the Company (the "initial annual meeting"), the Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the classes of Directors elected at the initial annual meeting shall expire at the times of the annual meetings of the Stockholders as follows: Class I on the next annual meeting, Class II on the second next annual meeting and Class III on the third next annual meeting, or thereafter in each case when their respective successors are elected and qualified. At each subsequent annual election, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of Stockholders, or thereafter in each case when their respective successors are elected and qualified. The number of directorships shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible. If the Corporation issues Preferred Stock entitling the holders to elect additional Directors in special circumstances and those special circumstances arise, then the number of directors that the holders of the Common Stock are entitled to elect shall be reduced to a number such that, when the requisite number of directors has been elected by Preferred Stock holders, the total number of directors shall not exceed 12 in number.

Article 3.3. Director Nominations.
             ---------------------

     (a) Only persons who are nominated in accordance with the procedures set forth in this Article 3.3 shall be eligible for election or re-election as Directors. Nominations of persons for election or re-election to the Board of Directors of the Company may be made at a meeting of Stockholders by or at the direction of the Board of Directors or by any Stockholder of the Company who is entitled to vote for the election of such nominee at the meeting and who complies with the notice procedures set forth in this Article 3.3.

     (b) Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice delivered in writing to the Secretary of the Company. To be timely, any such notice by a Stockholder must be delivered to or mailed and received at the principal executive offices of the Company not later than 60 days prior to the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to Stockholders, any such notice by a Stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was given or such public disclosure was made.

     (c) Any such notice by a Stockholder shall set forth (i) as to each person whom the Stockholder proposes to nominate for election or re-election as a Director, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares, if any, of the capital stock of the Company which are beneficially owned by such person and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors pursuant to Section 20(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or Regulation 14A under the Securities Exchange Act of 1934 or any successor regulation thereto (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected and whether any person intends to seek reimbursement from the Company of the expenses of any solicitation of proxies should such person be elected a Director of the Company); and (ii) as to the Stockholder giving the notice, (A) the name and address, as they appear on the Company's books, of such Stockholder and (B) the class and number of shares of the capital stock of the Company which are beneficially owned by such Stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Company the information required to be set forth in a Stockholder's notice of nomination which pertains to the nominee.


     (d) If a notice by a Stockholder is required to be given pursuant to this
Article 3.3, no person shall be entitled to receive reimbursement from the Company of the expenses of a solicitation of proxies for the election as a Director of a person named in such notice unless such notice states that such reimbursement will be sought from the Company. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded for all purposes.

     Article 3.4. Vacancies. Subject to the provisions of the Investment Company Act of 1940, as amended, if the office of any Director or Directors becomes vacant for any reason (other than an increase in the number of Directors), the Directors in office, although less than a quorum, shall continue to act and may choose a successor or successors, who shall hold office until the next election of Directors, or any vacancy may be filled by the Stockholders at any meeting thereof.

     Article 3.5. Removal. At any meeting of Stockholders duly called and at which a quorum is present, the Stockholders may, by the affirmative vote of the holders of at least 80% of the votes entitled to be cast thereon, remove any Director or Directors from office, with or without cause, and may by a plurality vote elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed Director.

     Article 3.6. Resignation. A Director may resign at any time by giving written notice of his resignation to the Board of Directors or the Chairman or the Vice Chairman, if any, of the Board or the Secretary of the Company. Any resignation shall take effect at the time specified in it or, should the time when it is to become effective not be specified in it, immediately upon its receipt. Acceptance of a resignation shall not be necessary to make it effective unless the resignation states otherwise.

     Article 3.7. Place of Meetings. The Directors may hold their meetings at the principal office of the Company or at such other places, either within or outside the State of Maryland, as they may from time to time determine.

     Article 3.8. Regular Meetings. Regular meetings of the Board may be held at such date and time as shall from time to time be determined by resolution of the Board.

     Article 3.9. Special Meetings. Special meetings of the Board may be called by order of the Chairman or Vice Chairman, if any, of the Board on one day's notice given to each Director either in person or by mail, telephone, telegram, cable or wireless to each Director at his residence or regular place of business. Special meetings will be called by the Chairman or Vice Chairman, if any, of the Board or Secretary in a like manner on the written request of a majority of the Directors.

     Article 3.10. Quorum. At all meetings of the Board, the presence of a majority of the entire Board of Directors shall be necessary to constitute a quorum and sufficient for the transaction of business, and any act of a majority present at a meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Articles of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Article 3.11. Organization. The Board of Directors shall designate one of its members to serve as Chairman of the Board. The Chairman of the Board shall preside at each meeting of the Board. In the absence or inability of the Chairman of the Board to act, another Director chosen by a majority of the Directors present, shall act as chairman of the meeting and preside at the meeting. The Secretary (or, in his absence or inability to act, any person appointed by the chairman) shall act as secretary of the meeting and keep the minutes of the meeting.

     Article 3.12. Informal Action by Directors and Committees. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may, except as otherwise required by statute, be taken without a meeting if a written consent to such action is signed by all members of the Board, or of such committee, as the case may be, and filed with the minutes of the proceedings of the Board or committee. Subject to the Investment Company Act of 1940, as amended, members of the Board of Directors or a committee thereof may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time.

     Article 3.13. Executive Committee. There may be an Executive Committee of two or more Directors appointed by the Board who may meet at stated times or on notice to all by any of their own number. The Executive Committee shall consult with and advise the Officers of the Company in the management of its business and exercise such powers of the Board of Directors as may be lawfully delegated by the Board of Directors. Vacancies shall be filled by the Board of Directors at any regular or special meeting. The Executive Committee shall keep regular minutes of its proceedings and report the same to the Board when required.

     Article 3.14. Audit Committee. There shall be an Audit Committee of two or more Directors who are not "interested persons" of the Company (as defined in the Investment Company Act of 1940, as amended) appointed by the Board who may meet at stated times or on notice to all by any of their own number. The Committee's duties shall include reviewing both the audit and other work of the Company's independent accountants, recommending to the Board of Directors the independent accountants to be retained, and reviewing generally the maintenance and safekeeping of the Company's records and documents.

     Article 3.15. Other Committees. The Board of Directors may appoint other committees which shall in each case consist of such number of members (but not less than two) and shall have and may exercise, to the extent permitted by law, such powers as the Board may determine in the resolution appointing them. A majority of all members of any such committee may determine its action, and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to change the members and, to the extent permitted by law, to change the powers of any such committee, to fill vacancies and to discharge any such committee.

     Article 3.16. Compensation of Directors. The Board may, by resolution, determine what compensation and reimbursement of expenses of attendance at meetings, if any, shall be paid to Directors in connection with their service on the Board or on various committees of the Board. Nothing herein contained shall be construed to preclude any Director from serving the Company in any other capacity or from receiving compensation therefor.

BYLAW-FOUR: OFFICERS.
            ---------

     Article 4.1. Officers. The Officers of the Company shall be fixed by the Board of Directors and shall include a President, Secretary and Treasurer. Any two offices may be held by the same person except the offices of President and Vice President. A person who holds more than one office in the Company may not act in more than one capacity to execute, acknowledge or verify an instrument required by law to be executed, acknowledged or verified by more than one officer.

     Article 4.2. Appointment of Officers. The Directors shall appoint the Officers, who need not be members of the Board.

     Article 4.3. Additional Officers. The Board may appoint such other Officers and agents as it shall deem necessary who shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     Article 4.4. Salaries of Officers. The salaries of all Officers of the Company shall be fixed by the Board of Directors.

     Article 4.5. Term, Removal, Vacancies. The Officers of the Company shall serve at the pleasure of the Board of Directors and hold office for one year and until their successors are chosen and qualify in their stead. Any Officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the entire Board of Directors. If the office of any Officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

     Article 4.6. President. The President shall be the chief executive officer of the Company. The President shall, subject to the supervision of the Board of Directors, have general responsibility for the management of the business of the Company. The President shall see that all orders and resolutions of the Board are carried into effect.

     Article 4.7. Vice President. Any Vice President shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties as the Board of Directors shall prescribe.

     Article 4.8. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and Directors at the regular meetings of the Board, or whenever they may require it, an account of the financial condition of the Company.

     Any Assistant Treasurer may perform such duties of the Treasurer as the Treasurer or the Board of Directors may assign, and, in the absence of the Treasurer, may perform all the duties of the Treasurer.

     Article 4.9. Secretary. The Secretary shall attend meetings of the Board and meetings of the Stockholders and record all votes and the minutes of all proceedings in a book to be kept for those purposes, and shall perform like duties for the Executive Committee, or other committees, of the Board when required. He shall give or cause to be given notice of all meetings of Stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors. He shall keep in safe custody the seal of the Company and affix it to any instrument when authorized by the Board of Directors.

     Any Assistant Secretary may perform such duties of the Secretary as the Secretary or the Board of Directors may assign, and, in the absence of the Secretary, may perform all the duties of the Secretary.

     Article 4.10. Subordinate Officers. The Board of Directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall serve at the pleasure of the Board of Directors and have such title, hold office for such period, have such authority and perform such duties as the Board of Directors may determine. The Board of Directors from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties.

     Article 4.11. Surety Bonds. The Board of Directors may require any officer or agent of the Company to execute a bond (including, without limitation, any bond required by the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission) to the Company in such sum and with such surety or sureties as the Board of Directors may determine, conditioned upon the faithful performance of his duties to the

Company, including responsibility for negligence and for the accounting of any of the Company's property, funds or securities that may come into his hands.

BYLAW-FIVE: GENERAL PROVISIONS.
            -------------------

     Article 5.1. Waiver of Notice. Whenever the Stockholders or the Board of Directors are authorized by statute, the provisions of the Articles of Incorporation or these Bylaws to take any action at any meeting after notice, such notice may be waived, in writing, before or after the holding of the meeting, by the person or persons entitled to such notice, or, in the case of a Stockholder, by his duly authorized attorney-in-fact.

     Article 5.2. Indemnity.

     (a) The Company shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Company shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Company shall indemnify its directors and officers who, while serving as directors or officers, also serve at the request of the Company as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Company or any Stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

     (b) Any current or former director or officer of the Company seeking indemnification within the scope of this Article shall be entitled to advances from the Company for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law without a preliminary determination of entitlement to indemnification (except as provided below). The person seeking indemnification shall provide to the Company a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the person seeking indemnification shall provide security in form and amount acceptable to the Company for his undertaking; (ii) the Company is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of directors of the Company who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     (c) At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (A) the vote of a majority of a quorum of disinterested non-party directors or (B) an independent legal counsel in a written opinion.

     (d) Employees and agents who are not officers or directors of the Company may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

     (e) The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise.

     (f) References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940, as amended. No amendment of these Bylaws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

     Article 5.3. Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company or who, while a director, officer, employee or agent of the Company, is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position; provided that no insurance may be purchased by the Company on behalf of any person against any liability to the Company or to its Stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Article 5.4. Checks. All checks or demands for money and notes of the Company shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     Article 5.5. Fiscal Year. The fiscal year of the Company shall be determined by resolution of the Board of Directors.

BYLAW-SIX: CERTIFICATES OF STOCK.
           ----------------------

     Article 6.1. Certificates of Stock. The interest, except fractional interests, of each Stockholder of the Company shall be evidenced by certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The certificates shall be numbered and entered in the books of the Company as they are issued. They shall exhibit the holder's name and the number of whole shares and no certificate shall be valid unless it has been signed by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation and sealed with its seal, or bears the facsimile signatures of such officers and a facsimile of such seal. In case any of the officers of the Company whose manual or facsimile signature appears on any stock certificate delivered to a Transfer Agent of the Company shall cease to be such Officer prior to the issuance of such certificate, the Transfer Agent may nevertheless countersign and deliver such certificate as though the person signing the same or whose facsimile signature appears thereon had not ceased to be such officer, unless written instructions of the Company to the contrary are delivered to the Transfer Agent.

     Article 6.2. Lost, Stolen or Destroyed Certificates. The Board of Directors, or the President together with the Treasurer or Secretary, may direct a new certificate to be issued in place of any certificate theretofore issued by the Company, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, or by his legal representative. When authorizing such issue of a new certificate, the Board of Directors, or the President and Treasurer or Secretary, may, in its or their discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it or they shall require and/or give the Company a bond in such sum and with such surety or sureties as it or they may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed for such newly issued certificate.

     Article 6.3. Transfer of Stock. Shares of the Company shall be transferable on the books of the Company by the holder thereof in person or by his duly authorized attorney or legal representative upon surrender and cancellation of a certificate or certificates for the same number of shares of the same class, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, with such proof of the authenticity of the transferor's signature as the Company or its agents may reasonably require. The shares of stock of the Company may be freely transferred, and the Board of Directors may, from time to time, adopt rules and regulations with reference to the method of transfer of the shares of stock of the Company.

     Article 6.4. Registered Holder. The Company shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by statute.

     Article 6.5. Record Date. The Board of Directors may fix a time not less than 10 nor more than 90 days prior to the date of any meeting of Stockholders as the time as of which Stockholders are entitled to notice of, and to vote at, such a meeting; and all such persons who were holders of record of voting stock at such time, and no other, shall be entitled to notice of, and to vote at, such meeting or to express their consent or dissent, as the case may be. If no record date has been fixed, the record date for the determination of Stockholders entitled to notice of, or to vote at, a meeting of Stockholders shall be the later of the close of business on the day on which notice of the meeting is mailed or the thirtieth day before the meeting, or, if notice is waived by all Stockholders, at the close of business on the tenth day immediately preceding the day on which the meeting is held. The Board of Directors may also fix a time not exceeding 90 days preceding the date fixed for the payment of any dividend or the making of any distribution, or for the delivery of evidences of rights, or evidences of interests arising out of any change, conversion or exchange of capital stock, as a record time for the determination of the Stockholder entitled to receive any such dividend, distribution, rights or interests.

     Article 6.6. Stock Ledgers. The stock ledgers of the Company, containing the names and addresses of the Stockholders and the number of shares held by them respectively, shall be kept at the principal offices of the Company or at such other location as may be authorized by the

Board of Directors from time to time, except that an original or duplicate stock ledger shall be maintained at the office of the Company's Transfer Agent.

     Article 6.7. Transfer Agents and Registrars. The Board of Directors may from time to time appoint or remove Transfer Agents and/or Registrars of transfers (if any) of shares of stock of the Company, and it may appoint the same person as both Transfer Agent and Registrar. Upon any such appointment being made, all certificates representing shares of capital stock thereafter issued shall be countersigned by one of such Transfer Agents or by one of such Registrars of transfers (if any) or by both and shall not be valid unless so countersigned. If the same person shall be both Transfer Agent and Registrar, only one countersignature by such person shall be required.

BYLAW-SEVEN: SPECIAL PROVISIONS.
             -------------------

     Article 7.1. Actions Relating to Discount in Price of the Company's Shares. In the event that at any time after the third year following the initial public offering of shares of the Company's Common Stock, such shares publicly trade for a substantial period of time at a significant discount from the Company's then current net asset value per share, the Board of Directors shall consider, at its next regularly scheduled meeting and regularly thereafter (not less frequently than annually) as long as such discount persists, taking various actions designed to reduce or eliminate the discount, including recommending to Shareholders amendments to the Company's Articles of Incorporation to make the Company's Common Stock a "redeemable security" (as such term is defined in the Investment Company Act of 1940), subject in all events to compliance with all applicable provisions of the Company's Articles of Incorporation, these Bylaws, the Maryland General Corporation Law and the Investment Company Act of 1940. The

Board may consider, however, taking actions designed to eliminate the discount whenever it deems it to be appropriate.

BYLAW-EIGHT: AMENDMENTS.
             -----------

     Article 8.1. General. Except as provided in the next succeeding sentence and in the Articles of Incorporation, all Bylaws of the Company, whether adopted by the Board of Directors or the Stockholders, shall be subject to amendment, alteration or repeal, and new Bylaws may be made, by the affirmative vote of a majority of either: (a) the holders of record of the outstanding shares of stock of the Company entitled to vote, at any annual or special meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal or new Bylaw; or (b) the Directors, at any regular or special meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal or new Bylaw. The provisions of Articles 2.5, 3.2, 3.3, 3.5, 7.1 and 8.1 of these Bylaws shall be subject to amendment, alteration or repeal by (i) the affirmative vote of the holders of record of eighty percent (80%) of the outstanding shares of stock of the Company entitled to vote, at any annual or special meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration or repeal or (ii) the Board of Directors including the affirmative vote of eighty percent (80%) of the Continuing Directors (as such term is defined in Article VI of the Company's Articles of Incorporation), at any regular or special meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration or repeal.

Dated:  January 22, 1993

                                                                  Exhibit (d)(2)


CERTIFICATE NO.                                                 NUMBER OF SHARES
     -1-                                                             -775-

                         BOULDER TOTAL RETURN FUND, INC.
              Incorporated Under the Laws of the State of Maryland
                         Auction Market Preferred Stock
                           Par Value of $.01 per share
                    $100,000 Liquidation Preference Per Share

                                                      CUSIP No. ________________

This certifies that __________________ is the owner of _________________________
________________ fully paid and non-assessable shares of Auction Market Preferred Stock, par value $.01 per share, $100,000 liquidation preference per share, of Boulder Total Return Fund, Inc. (the "Corporation") transferable only on the books of the Corporation by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto fixed this _______ day of ____________, 2000.

BANKERS TRUST COMPANY                   BOULDER TOTAL RETURN FUND, INC.
As Transfer Agent and Registrar [Seal]



By: ______________________________      By: ______________________________
         Authorized Signature                         President



                                        Attest: __________________________
                                                      Secretary

FOR VALUE RECEIVED, __________ hereby sell, assign and transfer unto

________________________________________________________________________

_______________________________________________________ shares represented by the within Certificate, and do irrevocably constitute and appoint ______________

Attorney to transfer the said Shares on the books of the within named

Corporation with full power of substitution in the premises.

Dated: _____________________

In presence of

---------------------------------       -----------------------------------



Shares of Auction Market Preferred Stock evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Corporation's charter. The Corporation will furnish to the shareholder, upon request and without charge, a full statement of the designations, preferences, conversion and other rights, voting powers, restriction, limitations as to dividends, qualifications and terms and conditions of redemption of each class of stock which the Corporation is authorized to issue, so far as they have been determined, and a full statement of the authority of the Board of Directors to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Corporation.

                                                                  Exhibit (g)(1)



                          INVESTMENT ADVISORY AGREEMENT

          THIS INVESTMENT ADVISORY AGREEMENT (this "Agreement") is made as of the 27th day of August, 1999, by and among BOULDER INVESTMENT ADVISERS, L.L.C., a Colorado limited liability company (the "Adviser") and BOULDER TOTAL RETURN FUND, INC., a Maryland corporation (the "Fund").

          1. Investment Description; Appointment. The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

          2. Services as Investment Adviser. Subject to the supervision and direction of the Board of Directors of the Fund, the Adviser will (a) act in accordance with the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may be from time to time amended,
(b) manage the Fund's portfolio on a discretionary basis in accordance with its investment objectives and policies, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Fund, (d) place purchase and sale orders on behalf of the Fund, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund's assets to be invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents), (g) determine the portion of the Fund's assets to be leveraged, from time to time, and the form that such leverage will take, and (h) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s).

          Subject to the approval of the Board of Directors of the Fund and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of all or a portion of the Fund's assets (the "Sub-Advised Portion") and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs
(b), (c), (d), (e), (f) and (g) above and Paragraph 4 below with respect to the Sub-Advised Portion. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services under terms and conditions acceptable to the Fund and the Fund's Board of Directors and subject to the requirements of the 1940 Act. In providing these services, the Adviser will provide investment research and supervision of the Fund's evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

          3. Brokerage. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or any affiliate exercises investment discretion.

          4. Information Provided to the Fund. The Adviser will use its best efforts to keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

          5. Standard of Care. The Adviser shall exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

          6. Compensation. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser an annual fee, such amount to be paid monthly, in the amount agreed to among the parties from time to time. For the one-year period commencing upon the "Effective Date" (as defined below), the Adviser will be paid by the Fund according to the Fee Schedule attached hereto as "Exhibit A". The fee payable to Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

          7. Expenses. The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to Paragraph 2 of this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

          8. Services to other Companies or Accounts. The Fund understands that the Adviser now acts, or may act in the future as an investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other investment companies, and the Fund has no objection to the Adviser so acting. The Fund understands that the persons employed by Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          9. Term of Agreement. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (the "Effective Date") and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by a party hereto on sixty (60) days' written notice to the other party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

          10. No Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940
Act). It may be amended by mutual agreement, in writing, by the parties hereto.

          11. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto.

          12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

          13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

ADVISER:

BOULDER INVESTMENT ADVISERS, L.L.C., a Colorado limited liability company



By: ________________________________
    Carl D. Johns
    Its: Assistant Manager


FUND:

BOULDER TOTAL RETURN FUND, INC., a
Maryland corporation

By: ________________________________
    Stephen C. Miller
    Its: President

                                    Exhibit A

                                  FEE SCHEDULE

          Adviser shall be paid after the end of each calendar month, a fee for the previous month computed at the annual rate of 1.00% of the value of the Fund's average monthly net assets; provided, that Adviser agrees to waive 0.40 or 1.00% on the Fund's average monthly net assets not included in the Stock Portfolio (as defined below) until such time as 50% or more of the Fund's net assets are invested in the Stock Portfolio. The Stock Portfolio consists of all securities other than the preferred stocks (including so-called "hybrid" or taxable preferreds, including those such as capital securities that have certain characteristics of debt securities), related hedging instruments and cash and cash equivalents held for investment in preferreds or related hedging instruments under the management of Spectrum Asset Management, Inc., or its successor (the "Preferred Stock Manager") For the avoidance of doubt, it is recognized that cash and cash equivalents held by the Preferred Stock Manager for investment in preferreds or related hedging instruments will not be deemed part of the Stock Portfolio, and that cash and cash equivalents that result from liquidation of securities by the Preferred Stock Manager at the request of Adviser for investment by the Adviser shall be a part of the Stock Portfolio. (For purposes of calculating Adviser's fee, the Fund's average monthly net assets will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities exclude the aggregate liquidation preference of the Fund's outstanding preferred stock and the amount of any senior securities representing indebtedness) and dividends.)

                                                                  Exhibit (g)(2)

                        INVESTMENT SUB-ADVISORY AGREEMENT

          THIS INVESTMENT SUB-ADVISORY AGREEMENT (this "Agreement") is made as of the 27th day of August, 1999, by and among BOULDER INVESTMENT ADVISERS, L.L.C., a Colorado limited liability company (the "Adviser") and STEWART INVESTMENT ADVISERS, LTD., a Barbados international business corporation (the "Sub-Adviser"); and PREFERRED INCOME MANAGEMENT FUND, INCORPORATED, a Maryland corporation (the "Fund").

          1. Investment Description; Appointment. The Adviser has been authorized by the Board of Directors of the Fund to engage Sub-Adviser to assist in the management of the Fund's assets. The Adviser desires to employ and hereby appoints the Sub-Adviser to act as investment sub-adviser with respect to the portion of the Fund's assets allocated to it for management by the Adviser from time to time (the "Portfolio"). Sub-Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

          2. Services as Sub-Adviser. Subject to the supervision and direction of Adviser, the Sub-Adviser will (a) act in accordance with the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may be from time to time amended, (b) manage the Portfolio on a discretionary basis in accordance with the objectives set forth in "Exhibit A" hereto and such instructions as provided to the Sub-Adviser by the Adviser from time to time, (c) make investment decisions and exercise voting rights in respect of securities in the Portfolio, (d) place purchase and sale orders on behalf of the Portfolio, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund's assets invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents) and (g) determine the portion of the Fund's assets to be leveraged, from time to time, and form that such leverage will take. In providing these services, the Sub-Adviser will provide investment research and supervision of the Portfolio's evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition, the Sub-Adviser will furnish the Adviser with whatever statistical information the Adviser may reasonably request with respect to the securities that the Portfolio may hold or contemplate purchasing.

          3. Brokerage. In executing transactions for the Portfolio and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Sub-Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or any affiliate exercises investment discretion.

          4. Information Provided to the Adviser and the Fund. The Sub-Adviser will use its best efforts to keep the Adviser and the Fund informed of developments materially affecting the Portfolio, and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

          5. Standard of Care. Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Adviser or the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Fund to which the Sub-Adviser would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Sub-Adviser will look to the Fund for indemnification with respect to, and the Fund will indemnify Sub-Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by Sub-Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Sub-Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of disabling conduct by
(a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. Sub-Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Sub-Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Sub-Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors of the Fund, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Sub-Adviser will ultimately be found to be entitled to indemnification.

          6. Compensation. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser an annual fee, such amount to be paid monthly, in the amount agreed to among the parties from time to time. For the one-year period commencing upon the "Effective Date" (as defined below), the Sub-Adviser will be paid by the Adviser an annual fee according to the Fee Schedule attached hereto as "Exhibit B". The fee payable to Sub-Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

          7. Expenses. Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including investment advisory fees, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of Adviser; Securities and Exchange Commission fees, state Blue Sky qualification fees, charges of any custodian, any sub-custodians and transfer and dividend-paying agents, insurance premiums, outside auditing and legal expenses, costs of maintenance of the Fund's existence, membership fees in trade associations, stock exchange listing fees and expenses, litigation and other extraordinary or non-recurring expenses.

          8. Services to other Companies or Accounts. The Adviser and the Fund understand that the Sub-Adviser now acts, or may act, in the future as investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other investment companies, and the Adviser and the Fund have no objection to the Sub-Adviser so acting. The Adviser and the Fund understand that the persons employed by Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          9. Term of Agreement. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (the "Effective Date") and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by either any party hereto on sixty (60) days' written notice to the other party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

          10. No Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940
Act). It may be amended by mutual agreement, in writing, by the parties hereto.

          11. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto.

          12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

          13. Consent to Jurisdiction and Service of Process. The Sub-Adviser irrevocably submits to the jurisdiction of any Colorado State or United States Federal court sitting in Colorado, over any suit, action or proceeding arising out of or relating to this Agreement. The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Sub-Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-Adviser is subject by a suit upon such judgment, provided that service of process is effected upon the Sub-Adviser in the manner specified in the following paragraph or as otherwise permitted by law.

          As long as this Agreement remains in effect, the Sub-Adviser will at all times have an authorized agent in the State of Colorado upon whom process may be served in any legal action or proceeding in a Colorado State or United States Federal Court sitting in the State of Colorado. Over any suit, action or proceeding arising out of or relating to this Agreement. The Sub-Adviser hereby appoints the Secretary of the Fund as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 1680 38th Street, Suite 800, Boulder, Colorado 80301 (or at such other address in the State of Colorado, as said agent may designate by written notice to the Fund and the Adviser). The Sub-Adviser hereby consents to process being served in any suit, action or proceeding of the nature referred in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the office of the Sub-Adviser at Bellerive House, Queen Street, St. Peter, Barbados or to any other address of which the Sub-Adviser shall have given written notice to the Fund and the Adviser. The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Sub-Adviser in any suit, action or proceeding, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Sub-Adviser.

          Nothing in this section shall affect the right of the Fund or the Adviser to serve process in any manner permitted by law or limit the right of the Fund or the Adviser to bring proceedings against the Sub-Adviser in the courts of any jurisdiction or jurisdictions.

          14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

THE ADVISER:

BOULDER INVESTMENT ADVISERS, L.L.C., a
Colorado limited liability company

By: _________________________________________
    Carl D. Johns
    Its: Assistant Manager

THE SUB-ADVISER:

STEWART INVESTMENT ADVISERS, LTD., a
Barbados international business corporation

By: ________________________________________
    Glade Christensen
    Its: President

THE FUND:

PREFERRED INCOME MANAGMEENT FUND
INCORPORATED, a Maryland corporation

By: _________________________________________
    Stephen C. Miller
    Its: President

                                    EXHIBIT A

     The Portfolio shall consist of common stock and cash and cash equivalents held for investments in common stocks or for temporary defensive purposes and, if delegated to the Portfolio by BIA and approved by the Fund's Board of Directors, fixed income or other securities.

                                    Exhibit B

                                  Fee Schedule

     Sub-Adviser shall be paid by Boulder Investment Advisers, L.L.C. ("BIA") after the end of each calendar month, a fee for the previous month equal to 80% of the fees retained by BIA from the payments received by BIA pursuant to the Investment Advisory Agreement between the Fund and BIA after BIA has made required payments to any other sub-adviser or sub-advisers.

                                                                Exhibit 2(g)(2)

                        INVESTMENT SUB-ADVISORY AGREEMENT

          THIS INVESTMENT SUB-ADVISORY AGREEMENT (this "Agreement") is made as of the 27th day of August, 1999, by and among BOULDER INVESTMENT ADVISERS, L.L.C., a Colorado limited liability company (the "Adviser") and STEWART INVESTMENT ADVISERS, LTD., a Barbados international business corporation (the "Sub-Adviser"); and PREFERRED INCOME MANAGEMENT FUND, INCORPORATED, a Maryland corporation (the "Fund").

          1. Investment Description; Appointment. The Adviser has been authorized by the Board of Directors of the Fund to engage Sub-Adviser to assist in the management of the Fund's assets. The Adviser desires to employ and hereby appoints the Sub-Adviser to act as investment sub-adviser with respect to the portion of the Fund's assets allocated to it for management by the Adviser from time to time (the "Portfolio"). Sub-Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

          2. Services as Sub-Adviser. Subject to the supervision and direction of Adviser, the Sub-Adviser will (a) act in accordance with the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may be from time to time amended, (b) manage the Portfolio on a discretionary basis in accordance with the objectives set forth in "Exhibit A" hereto and such instructions as provided to the Sub-Adviser by the Adviser from time to time, (c) make investment decisions and exercise voting rights in respect of securities in the Portfolio, (d) place purchase and sale orders on behalf of the Portfolio, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund's assets invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents) and (g) determine the portion of the Fund's assets to be leveraged, from time to time, and form that such leverage will take. In providing these services, the Sub-Adviser will provide investment research and supervision of the Portfolio's evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition, the Sub-Adviser will furnish the Adviser with whatever statistical information the Adviser may reasonably request with respect to the securities that the Portfolio may hold or contemplate purchasing.

          3. Brokerage. In executing transactions for the Portfolio and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Sub-Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or any affiliate exercises investment discretion.

          4. Information Provided to the Adviser and the Fund. The Sub-Adviser will use its best efforts to keep the Adviser and the Fund informed of developments materially affecting the Portfolio, and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

          5. Standard of Care. Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Adviser or the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Fund to which the Sub-Adviser would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Sub-Adviser will look to the Fund for indemnification with respect to, and the Fund will indemnify Sub-Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by Sub-Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Sub-Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of disabling conduct by
(a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. Sub-Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Sub-Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Sub-Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors of the Fund, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Sub-Adviser will ultimately be found to be entitled to indemnification.

          6. Compensation. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser an annual fee, such amount to be paid monthly, in the amount agreed to among the parties from time to time. For the one-year period commencing upon the "Effective Date" (as defined below), the Sub-Adviser will be paid by the Adviser an annual fee according to the Fee Schedule attached hereto as "Exhibit B". The fee payable to Sub-Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

          7. Expenses. Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including investment advisory fees, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of Adviser; Securities and Exchange Commission fees, state Blue Sky qualification fees, charges of any custodian, any sub-custodians and transfer and dividend-paying agents, insurance premiums, outside auditing and legal expenses, costs of maintenance of the Fund's existence, membership fees in trade associations, stock exchange listing fees and expenses, litigation and other extraordinary or non-recurring expenses.

          8. Services to other Companies or Accounts. The Adviser and the Fund understand that the Sub-Adviser now acts, or may act, in the future as investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other investment companies, and the Adviser and the Fund have no objection to the Sub-Adviser so acting. The Adviser and the Fund understand that the persons employed by Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          9. Term of Agreement. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (the "Effective Date") and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by either any party hereto on sixty (60) days' written notice to the other party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

          10. No Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940
Act). It may be amended by mutual agreement, in writing, by the parties hereto.

          11. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto.

          12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

          13. Consent to Jurisdiction and Service of Process. The Sub-Adviser irrevocably submits to the jurisdiction of any Colorado State or United States Federal court sitting in Colorado, over any suit, action or proceeding arising out of or relating to this Agreement. The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Sub-Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-Adviser is subject by a suit upon such judgment, provided that service of process is effected upon the Sub-Adviser in the manner specified in the following paragraph or as otherwise permitted by law.

          As long as this Agreement remains in effect, the Sub-Adviser will at all times have an authorized agent in the State of Colorado upon whom process may be served in any legal action or proceeding in a Colorado State or United States Federal Court sitting in the State of Colorado. Over any suit, action or proceeding arising out of or relating to this Agreement. The Sub-Adviser hereby appoints the Secretary of the Fund as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 1680 38th Street, Suite 800, Boulder, Colorado 80301 (or at such other address in the State of Colorado, as said agent may designate by written notice to the Fund and the Adviser). The Sub-Adviser hereby consents to process being served in any suit, action or proceeding of the nature referred in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the office of the Sub-Adviser at Bellerive House, Queen Street, St. Peter, Barbados or to any other address of which the Sub-Adviser shall have given written notice to the Fund and the Adviser. The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Sub-Adviser in any suit, action or proceeding, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Sub-Adviser.

          Nothing in this section shall affect the right of the Fund or the Adviser to serve process in any manner permitted by law or limit the right of the Fund or the Adviser to bring proceedings against the Sub-Adviser in the courts of any jurisdiction or jurisdictions.

          14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

THE ADVISER:

BOULDER INVESTMENT ADVISERS, L.L.C., a
Colorado limited liability company

By: _________________________________________
    Carl D. Johns
    Its: Assistant Manager

THE SUB-ADVISER:

STEWART INVESTMENT ADVISERS, LTD., a
Barbados international business corporation

By: ________________________________________
    Glade Christensen
    Its: President

THE FUND:

PREFERRED INCOME MANAGMEENT FUND
INCORPORATED, a Maryland corporation

By: _________________________________________
    Stephen C. Miller
    Its: President

                                    EXHIBIT A

     The Portfolio shall consist of common stock and cash and cash equivalents held for investments in common stocks or for temporary defensive purposes and, if delegated to the Portfolio by BIA and approved by the Fund's Board of Directors, fixed income or other securities.

                                    Exhibit B

                                  Fee Schedule

     Sub-Adviser shall be paid by Boulder Investment Advisers, L.L.C. ("BIA") after the end of each calendar month, a fee for the previous month equal to 80% of the fees retained by BIA from the payments received by BIA pursuant to the Investment Advisory Agreement between the Fund and BIA after BIA has made required payments to any other sub-adviser or sub-advisers.

                                                                     Exhibit (j)


                                CUSTODY AGREEMENT

     THIS AGREEMENT is made of as of February 11, 1993 PREFERRED INCOME MANAGEMENT FUND INCORPORATED ( the "Fund"), a Maryland corporation having its principal office and place of business at 301 E. Colorado Blvd., Suite 720, Pasadena, California 91101, and BOSTON SAFE DEPOSIT AND TRUST COMPANY (the "Custodian"), a Massachusetts trust company having its principal place of business at One Boston Place, Massachusetts 02108.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     That for and in consideration of the mutual premises and covenants hereinafter set forth, the Fund and the Custodian agree as follows:

     1. Definitions.
        ------------

     Whenever used in this Agreement or in any Schedules to this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings.

     (a) "Articles of Incorporation" shall mean the Articles of Incorporation of the Fund dated December 21, 1992 as now in effect and as the same may be amended from time to time.

     (b) "Authorized Person" shall be deemed to include the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or Assistant Treasurer or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board of Directors of the Fund to give Oral Instructions and Written Instructions on behalf of the Fund and listed in a certification in the form annexed hereto as Appendix A or such other certification as may be received by the Custodian from time to time.

     (c) "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.

     (d) "Depository" shall mean The Depository Trust Company ("DTC"), a clearing agency registered with the Securities and Exchange Commission under
Section 17A of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") its successor or successors and its nominee or nominees, in which the Custodian is specifically authorized by the Fund's Board to make deposits. The term "Depository" shall further mean and include any other person to be named in Written Instructions authorized to act as a depository under the 1940 Act, its successor or successors and its nominee or nominees.

     (e) "Money Market Securities" shall be deemed to include, without limitation, debt obligations issued or guaranteed as to interest and principal by the Government of the United States or agencies or instrumentalities thereof, commercial paper, bank certificate of deposits, bankers acceptances and short-term corporate obligations, where the purchase or sale of such securities normally requires settlement in federal funds on the same day as such purchase or sale, and repurchase and reverse repurchase agreements with respect to any of the foregoing types of securities.

     (f) "Oral Instructions" shall mean verbal instructions actually received by the Custodian from an Authorized Person or person reasonably believed by the Custodian to be an Authorized Person.

     (g) "Prospectus" shall mean the Fund's current prospectus relating to the registration of the Shares under the Securities Act of 1933, as amended.

     (h) "Shares" refers to the Shares of Common Stock $.01 par value, and preferred stock, $.01 par value as may be issued by the Fund from time to time.

     (i) "Security" or "Securities" shall be deemed to include bonds, debentures, notes, stocks, shares, warrants, options, evidence of indebtedness, and other securities and investments from time to time of the Fund, including forward currency contracts, futures contracts and options on futures contracts.

     (j) "Transfer Agent" shall mean the person which performs the transfer agent, dividend disbursing agent and shareholder servicing agent functions for the Fund.

     (k) "Written Instructions" shall mean a written communication actually received by the Custodian from an Authorized Person or from a person reasonably believed by the Custodian to be an Authorized Person by telex or facsimile machine or any other such system whereby the receiver of such communication is able to verify through codes or otherwise with a reasonable degree of certainty the authenticity of the sender of such communication.

     (l) The "1940 Act" refers to the Investment Company Act of 1940, and the rules and regulations thereunder, all as amended from time to time.

     2. Appointment of Custodian.
        -------------------------

     (a) The Fund hereby constitutes and appoints the Custodian as custodian of all of the Securities and monies at any time owned by or in the possession of the Fund during the period of this Agreement.

     (b) The Custodian hereby accepts appointment as such custodian of the Fund and agrees to perform the duties thereof as hereinafter set forth.

     3. Compensation.
        -------------

     (a) The Fund will compensate the Custodian for its services rendered under this Agreement in accordance with the fees set forth in the Fee Agreement among the Fund, the Custodian and The Boston Company Advisors, Inc. dated February 11, 1993 and, annexed hereto as Schedule A. Such Fee Agreement does not include out-of-pocket disbursements of the Custodian or transaction costs for which the Custodian shall be entitled to bill separately. Out-of-pocket disbursements shall include, but shall not be limited to, the items specified in Appendix C and transaction costs shall include the items specified in Appendix D. Appendix C and Appendix D are incorporated herein and may be modified by the Custodian upon not less than thirty days' prior written notice to the Fund.

     (b) Unless otherwise specified any compensation agreed to hereunder may be adjusted from time to time by attaching to Schedule A of this Agreement a revised Fee Agreement, dated and signed by an Authorized Person or authorized representative of each party hereto.

     (c) The Custodian will bill the Fund as soon as practicable after the end of each calendar month, and said billing will be detailed in accordance with Schedule A. The Fund will promptly pay to the Custodian the amount of such billing.

     4. Custody of Cash and Securities.
        -------------------------------

     (a) Receipt and Holdings of Assets. The Fund will deliver or cause to be delivered to the Custodian all Securities and monies owned by it, including cash received from the issuance of its Shares, at any time during the period of this Agreement. The Custodian will not be responsible for such Securities and monies until actually received by it. The Fund shall instruct the Custodian from time to time in its sole discretion, by means of Written Instructions, or in connection with the purchase or sale of Money Market Securities, by means of Oral Instructions or Written Instructions, as to the manner in which and in what amounts Securities and monies of the Fund are to be deposited on behalf of the Fund in the Book-Entry System or a Depository and specifically allocated on the books of the Custodian to the Fund; provided, however, that prior to the initial deposit of Securities of the Fund in the Book-Entry System or the Depository, the Custodian shall have received Written Instructions specifically approving such deposit by the Custodian in the Book-Entry System or a Depository.

     (b) Accounts and Disbursements. The Custodian shall establish and maintain a separate account for the Fund and shall credit to the separate account of the Fund all monies received by it for the account of such Fund and shall disburse the same only:

     1. In payment for Securities purchased for the Fund, as provided in Section 5 hereof;

     2. For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the
     Fund: interest, taxes, management, accounting, transfer agent and legal fees and operating expenses of the Fund whether or not such expenses are, in whole or in part, to be capitalized or treated as deferred expenses;

     3. For payment of the amount of dividends received in respect of Securities sold short;

     4. In payment of dividends or distribution with respect to the Shares of the Fund, as provided in Section 7 hereof;

     5. In payment of original issue or other taxes with respect to the Shares of the Fund;

     6. In payment for Shares which have been repurchased by the Fund, in the open market or otherwise;

     7. Pursuant to Written Instructions or, with respect to Money Market Securities, Oral Instructions or Written Instructions, setting forth the name and address of the person to whom the payment is to be made, the amount to be paid and the purpose for which payment is to be made; or

     8. In payment of fees and in reimbursement of the expenses and liabilities of the Custodian attributable to the Fund, as provided in Section 3(a) and
     Section 10(h) hereof.

     (c) Confirmation and Statements. Promptly after the close of business on each day, the Custodian shall furnish the Fund with confirmations and a summary of all transfers to or from the account of the Fund during said day. Where securities purchased by the Fund are in a fungible bulk of securities registered in the name of the Custodian (or its nominee) or shown on the Custodian's account on the books of the Depository or the Book-Entry system, the Custodian shall by book entry or otherwise identify the quantity of those securities belonging to the Fund. At least monthly, the Custodian shall furnish the Fund with a detailed statement of the Securities and monies held for the Fund under this Agreement.

     (d) Registration of Securities and Physical Separation. All Securities held for the Fund which are issued or assumable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Custodian in that form; all other Securities held for the Fund may be registered in the name of the Fund, in the name of any duly appointed registered nominee of the Custodian as the Custodian may from time to time determine, or in name of the Book-Entry System or a depository or their successor or successors, or their nominee or nominees. The Fund reserves the right to instruct the Custodian as to the method of registration and safekeeping of the Securities of the Fund. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or a Depository, or any Securities which it may hold for the account of the Fund and which may from time to time be registered in the name of the Fund. The Custodian shall hold all such Securities which are not held in the Book-Entry System or the Depository in a separate account for the Fund in the name of the Fund physically segregated at all times from those of any other person or persons.

     (e) Segregated Accounts. Upon receipt of Written Instructions the Custodian will establish segregated accounts on behalf of the Fund to hold liquid or other assets as shall be directed, and shall increase or decrease the assets in such segregated accounts as shall be directed in Written Instructions.

     (f) Collection of Income and Other Matters Affecting Securities. Unless otherwise instructed to the contrary by Written Instructions, the Custodian by itself, or through the use of the Book-Entry System or Depository with respect to Securities therein deposited, shall with respect to all Securities held for the Fund in accordance with this Agreement:

     1. Collect on a timely basis all income due or payable;

     2. Present on a timely basis for payment and collect the amount payable upon all Securities which may mature or be called, redeemed or retired, or otherwise become payable. Notwithstanding the foregoing, the Custodian shall have no responsibility to the Fund for monitoring or ascertaining any call, redemption or retirement dates with respect to any put bonds which are owned by the Fund and held by the Custodian or its nominee, nor shall the Custodian have any responsibility or liability to the Fund for any loss by the Fund for any missed payment or other default resulting therefrom, unless the Custodian received timely notification from the Fund specifying the time, place and manner for the presentment of any such put bond owned by the Fund and held by the Custodian or its nominees. The Custodian shall not be responsible and assumes no liability to the Fund for the accuracy or completeness of any notification the Custodian may furnish to the Fund with respect to put bonds;

     3. Surrender Securities in temporary form for definitive Securities;

     4. Execute any necessary declarations or certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect; and

     5. Hold directly, or through the Book-Entry System or a Depository with respect to Securities therein deposited, for the account of the Fund all rights and similar Securities issued with respect to any Securities held by the Custodian hereunder for the Fund.

     (g) Delivery of Securities and Evidence of Authority. Upon receipt of Written Instructions and not otherwise, except for subparagraphs 5, 7, 8, 9 and 10 which may be effected by Oral or Written Instructions, the Custodian, directly or through the use of the Book-Entry System or a Depository, shall:

     1. Execute and deliver or cause to be executed and delivered to such persons as may be designated in such Written Instructions proxies, consents, authorizations and any other instruments whereby the authority of the Fund as owner of any Securities may be exercised;

     2. Deliver or cause to be delivered any Securities held for the Fund in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

     3. Deliver or cause to be delivered any Securities held for the Fund to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation or recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement in the separate account for the Fund such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

     4. Make or cause to be made such transfers or exchanges of the assets of the Fund and take such other steps as shall be stated in said Written Instructions to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

     5. Deliver Securities owned by the Fund upon sale of such Securities for the account of the Fund pursuant to Section 5;

     6. Deliver Securities owned by the Fund upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into by the Fund;

     7. Deliver Securities owned by the Fund to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is to be delivered to the Custodian. Notwithstanding the foregoing, the Custodian shall have no responsibility to the Fund for monitoring or ascertaining any call, redemption or retirement dates with respect to any put bonds which are owned by the Fund and held by the Custodian or its nominee, nor shall the Custodian have any responsibility or liability to the Fund for any loss by the Fund for any missed payment or other default resulting therefrom unless the Custodian received timely notification from the Fund specifying the time, place and manner for the presentment of any such put bond owned by the Fund and held by the Custodian or its nominee. The Custodian shall not be responsible and assumes no liability to the Fund for the accuracy or completeness of any notification the Custodian may furnish to the Fund with respect to put bonds;

     8. Deliver Securities owned by the Fund to the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominee of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 10(f) or into the name or nominee name of any sub-custodian appointed pursuant to Section 10(e); or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided, however, that in any such case, the new Securities are to be delivered to the Custodian;

     9. Deliver Securities owned by the Fund to the broker for examination in accordance with "street delivery" custom;

     10. Deliver Securities owned by the Fund in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the National Association of Securities Dealers, Inc. (the "NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

     11. Deliver Securities owned by the Fund in accordance with the provisions of any agreement among the Fund, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund;

     12. Deliver Securities owned by the Fund for delivery in connection with any loans of Securities made by the Fund but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities;

     13. Deliver Securities owned by the Fund for delivery as security in connection with any borrowings by the Fund requiring a pledge of Fund assets, but only against receipt of amounts borrowed; and

     14. Deliver Securities owned by the Fund for any other proper business purpose, but only upon receipt of, in addition to Written Instructions, a certified copy of a resolution of the Board of Directors signed by an Authorized Person and certified by the Secretary of the Fund specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper business purpose, and naming the person or persons to whom delivery of such Securities shall be made.

     (h) Endorsement and Collection of Checks, Etc. The Custodian is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received by the Custodian for the account of the Fund; provided, however, that the Custodian shall not be liable for any money, whether or not represented by any check, draft or other instrument for the payment of money, received by it on behalf of the Fund until the Custodian actually receives and collects such money directly or by the final crediting of the account representing the Fund's interest in the Book-Entry System or a Depository.

     5. Purchase and Sale of Investments of the Fund.
        ---------------------------------------------

     (a) Promptly after each purchase of Securities for the Fund, the Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, either Written Instructions or Oral Instructions, in either case specifying with respect to each purchase: (1) the name of the issuer and the title of the Securities; (2) the number of shares or the principal amount purchased and accrued interest, if any; (3) the date of purchase and settlement; (4) the purchase price per unit; (5) the total amount payable upon such purchase; (6) the name of the person from whom or the broker through whom the purchase was made, if any; (7) whether or not such purchase is to be settled through the Book-Entry System or the

Depository; and (8) whether the Securities purchased are to be deposited in the Book-Entry System or the Depository. The Custodian shall receive the Securities purchased by or for the Fund and upon receipt of such Securities shall pay out of the moneys held for the account of the Fund the total amount payable upon such purchase; provided that the same conforms to the total amount payable as set forth in such Written Instructions or Oral Instructions.

     (b) Promptly after each sale of Securities owned by the Fund, the Fund shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each sale of Money Market Securities, either Written Instructions or Oral Instructions, in either case specifying with respect to such sale: (1) the name of the issuer and the title of the Securities; (2) the number of shares or principal amount sold, and accrued interest, if any; (3) the date of sale; (4) the sale price per unit; (5) the total amount payable to the Fund upon such sale; (6) the name of the broker through whom or the person to whom the sale was made; and (7) whether or not such sale is to be settled through the Book-Entry System or a Depository. The Custodian shall deliver or cause to be delivered the Securities to the broker or other person designated by the Fund upon receipt of the total amount payable to the Fund upon such sale; provided that the same conforms to the total amount payable to the Fund as set forth in such Written or such Oral Instructions. Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in securities.

     6. Lending of Securities.
        ----------------------

     Within 24 hours after each loan of Securities by the Fund as disclosed in its Prospectus, the Fund shall deliver or cause to be delivered to the Custodian Written Instructions specifying with respect to each such loan: (1) the name of the issuer and the title of the Securities; (2) the number of shares or the principal amount loaned; (3) the date of the loan and delivery; (4) the total amount to be delivered to the Custodian, including the amount of cash collateral and the premium, if any, separately identified; (5) the name of the broker, dealer or financial institution to which the loan was made; and (6) whether the Securities loaned are to be delivered through the Book-Entry System or a Depository.

     Promptly after each termination of a loan of Securities, the Fund shall deliver to the Custodian Written Instructions specifying with respect to each such loan termination and return of Securities: (1) the name of the issuer and the title of the Securities to be returned; (2) the number of shares or the principal amount to be returned; (3) the date of termination; (4) the total amount to be delivered by the Custodian (including the cash collateral for such Securities minus any offsetting credits as described in said Written Instructions); (5) the name of the broker, dealer or financial institution from which the Securities will be returned; and (6) whether such return is to be effected through the Book-Entry System or a Depository. The Custodian shall receive all Securities returned from the broker, dealer or financial institution to which such Securities were loaned and upon receipt thereof shall pay, out of the moneys held for the account of the Fund, the total amount payable upon such return of Securities as set forth in the Written Instructions. Securities returned to the Custodian shall be held as they were prior to such loan.

     7. Payment of Dividends or Distributions.
        --------------------------------------

     (a) The Fund shall furnish to the Custodian a copy of the resolution of the Board of Directors of the Fund certified by the Secretary or Assistant Secretary
(i) authorizing the declaration of dividends or distributions with respect to the Fund on a specified periodic basis and authorizing the Custodian to rely on Oral or Written Instructions specifying the date of the declaration of such dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined and the amount payable per share to the shareholders of record as of the record date, or (ii) setting forth the date of declaration of any dividend or distribution by the Fund, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined and the amount payable per share to the shareholders of record as of the record date.

     (b) Prior to the payment date specified in such resolution, Oral Instructions or Written Instructions, as the case may be, the Fund shall deliver to the Custodian Oral Instructions or Written Instructions specifying the total amount payable to the Transfer Agent.

     (c) Upon the payment date specified in such resolution, Oral Instructions or Written Instructions, as the case may be, the Custodian shall pay to the Transfer Agent out of monies specifically allocated to and held for the account of the Fund the total amount payable to the Transfer Agent.

     8. Indebtedness.
        -------------

     (a) The Fund will cause to be delivered to the Custodian by any bank (excluding the Custodian) from which the Fund borrows money using Securities as collateral for such borrowings, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Fund against delivery of a stated amount of collateral. The Fund shall promptly deliver to the Custodian Written or Oral Instructions stating with respect to each such borrowing: (1) the name of the bank, (2) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other loan agreement;
(3) the time and date, if known, on which the loan is to be entered into (the "borrowing date"); (4) the date on which the loan becomes due and payable; (5) the total amount payable to the Fund on the borrowing date; (6) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities; (7) whether the Custodian is to deliver such collateral through the Book-Entry System or a Depository; and (8) a statement that such loan is in conformance with the 1940 Act and the Fund's Prospectus.

     (b) Upon receipt of the Written or Oral Instructions referred to in subparagraph (a) above, the Custodian shall deliver on the borrowing date the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Written or Oral Instructions. The Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Custodian shall deliver as additional collateral in the manner directed by the Fund from time to time such Securities as may be specified in Written or Oral Instructions to collateralize further any transaction described in this Section 8. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian, and the Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in Written or Oral Instructions all of the information required to by this Section 8, the Custodian shall not be under any obligation to deliver any Securities or to seek the return of the collateral; provided, however, that the Custodian shall promptly notify the Fund of any information required by this
Section 8 and not specified in Written or Oral Instructions. Collateral returned to the Custodian shall be held hereunder as it was prior to being used as collateral.

     9. Persons Having Access to Assets of the Fund.
        --------------------------------------------

     (a) No Director, employee or agent of the Fund, and no officer, director, employee or agent of the Fund's investment adviser, shall have physical access to the assets of the Fund held by the Custodian or be authorized or permitted to withdraw any investments of the Fund, nor shall the Custodian deliver any assets of the Fund to any such person. No officer, director, employee or agent of the Custodian who holds any similar position with the Fund or its investment adviser shall have access to the assets of the Fund.

     (b) Nothing in this Section shall prohibit any officer, employee or agent of the Fund, or any officer, director, employee or agent of the Fund's investment adviser, from giving Oral Instructions or Written Instructions to the Custodian or executing a certificate so long as it does not result in delivery of or access to assets of the Fund as prohibited by paragraph (a) of this Section.

     10. Concerning the Custodian.
         -------------------------

     (a) Standard of Conduct. Except as otherwise provided herein, neither the Custodian nor its nominee shall be liable for any loss or damage, including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence, or willful misconduct. The Custodian may, with respect to any questions of law, apply for and obtain the advice and opinion of counsel to the Fund (at the expense of the Fund) or of its own counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advise or opinion. The Custodian shall be liable to the Fund for any loss or damage resulting from the use of the Book-Entry System or a Depository or from the use of any sub-custodian or agent pursuant to (e) or (f) below, arising by reason of any negligence, misfeasance or misconduct on the part of the Custodian or any of its employees, sub-custodians or agents.

     (b) Limit of Duties. Without limiting the generality of the foregoing, the Custodian shall be under no obligation to inquire into, and shall not be liable for:

     1. The validity of the issue of any Securities purchased by the Fund, the legality of the purchase thereof or the propriety of the amount paid therefor;

     2. The legality of the sale of any Securities by the Fund or the propriety of the amount for which the same are sold;

     3. The legality of the issue or sale of any Shares, or the sufficiency of the amount to be received therefor;

     4. The legality of the repurchase of any Shares, or the propriety of the amount paid therefor;

     5. The legality of the declaration or payment of any dividend or other distribution of the Fund; or

     6. The legality of any borrowing for temporary or emergency purposes.

     (c) No Liability Until Receipt. The Custodian shaft not be liable for, or considered to the Custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money received by it on behalf of the Fund until the Custodian actually receives and collects such money directly or by the final crediting of the account representing the Fund's interest in the Book-Entry System or a Depository.

     (d) Amounts Due from Transfer Agent. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Fund from the Transfer Agent nor to take any action to effect payment or distribution by the Transfer Agent of any amount paid by the Custodian to the Transfer Agent in accordance with this Agreement.

     (e) Collection Where Payment Refused. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by Written Instructions and (ii) it shall be assured to its satisfaction of reimbursement of its costs and expenses in connection with any such action.

     (f) Appointment of Sub-Custodians. The Custodian may appoint one or more qualified institutions, including but not limited to banking institutions, to act as Depository or Depositories or as Sub-Custodian or Sub-Custodians of Securities and monies at any time owned by the Fund, upon terms and conditions specified in a Board Resolution, the terms of which have been mutually agreed upon from time to time by the Custodian and the Fund. The Custodian shall use reasonable care in selecting any such Depository and/or Sub-Custodian and shall oversee the maintenance of any Securities or monies of the Fund by the Sub-Custodian.

     (g) Appointment of Agents. The Custodian may at any time or times in its discretion appoint, and may at any time remove, any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Agreement as the Custodian may from time to time direct.

     (h) No Duty to Ascertain Authority. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the Fund are such as may properly be held by the Fund under the provisions of its Charter and the Prospectus.

     (i) Payments to the Custodian. The Custodian may charge against any money held by it for the account of the Fund any expenses incurred by the Custodian in the performance of its duties pursuant to this Agreement with respect to the Fund. The Custodian shall also be entitled to charge against any money of the Fund held by it the amount of any loss, damage, liability or expense incurred with respect to the Fund including counsel fees, for which it shall be entitled to reimbursement under the provisions of this Agreement.

     (j) Reliance on Certificate and Instructions. The Custodian shall be entitled to rely upon any certificate, notice or other instrument in writing received by the Custodian and reasonably believed by the Custodian to be genuine and to be signed by an Authorized Person. The Custodian shall be entitled to rely upon any Written Instructions or Oral Instructions actually received by the Custodian pursuant to the applicable Sections of this Agreement and reasonably believed by the Custodian to be genuine and to be given by an Authorized Person. The Fund agrees to forward to the Custodian Written Instructions from an Authorized Person confirming such Oral Instructions in such manner so that such Written Instructions are received by the Custodian, whether by hand delivery, telex or otherwise, by the close of business on the same day that such Oral Instructions are given to the Custodian. The Fund agrees that the fact that such confirming instructions are not received by the Custodian shall in no way affect the validity of the transactions or the enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund in acting upon Oral Instructions given to the Custodian hereunder concerning such transactions, provided such instructions reasonably appear to have been received from a duly Authorized Person.

     11. Records.
         --------

     The Custodian shall create and maintain all records relating to its activities and obligations under this Agreement in such a manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to
Section 31 thereof, Rules 31a-1 and 31a-2 thereunder, applicable federal and state tax laws and any law or administrative rules or procedures which may be applicable to the Fund. All such records shall be the property of the Fund and shall at all times during regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission.

     12. Opinion of Fund's Independent Accountants.
         ------------------------------------------

     The Custodian shall take all reasonable action as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountant with respect to the activities hereunder in connection with the preparation of Amendments to the Fund's Registration Statement, and Form N-SAR or other reports to the Securities and Exchange Commission, and with respect to any other requirements of such Commission.

     13. Reports to Fund by Independent Public Accountants.
         --------------------------------------------------

     The Custodian shall provide the Fund with reports by the independent public accountants on the accounting system, internal accounting controls and procedures for safeguarding Securities and monies held by it, including securities deposited and/or maintained in a Depository or Book-Entry System, relating to the services provided by the Custodian under this Agreement.

     14. Miscellaneous.
         --------------

     (a) Annexed hereto as Appendix A is a certification signed by the Secretary or an Assistant Secretary of the Fund setting forth the names and the signatures of the present Authorized Persons. The Fund agrees to furnish to the Custodian a new certification in similar form in the event that any such present Authorized Person ceases to be such an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new certification shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the present Authorized Persons as set forth in the last delivered certification.

     (b) Annexed hereto as Appendix B is a certification signed by the Secretary of an Assistant Secretary of the Fund setting forth the names and the signatures of the present officers of the Fund. The Fund agrees to furnish to the Custodian a new certification in similar form in the event that any such present officer ceases to be an officer of the Fund or in the event that other or additional officers are elected or appointed. Until such new certification shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon the signature of the officer as set forth in the last delivered certification.

     (c) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given of addresses to the Custodian and mailed or delivered to it at its offices at 31 St. James Avenue, Boston, Massachusetts 02116, Attention: Mert Thompson, or at such other place as the Custodian may from time to time designate in writing.

     (d) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund, shall be sufficiently given if addressed to the Fund and mailed or delivered to at its offices at 301 E. Colorado Blvd., Suite 720, Pasadena, California, 91101, Attention: Robert T. Flaherty, or at such other place as the Fund may from time to time designate in writing.

     (e) This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement.

     (f) This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Custodian, or by the Custodian without the written resolution of the Board of Directors of the Fund, and any attempted assignment without such written consent shall be null and void.

     (g) This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts.

     (h) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but such counterparts shall, together, constitute only one agreement.

     (i) The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     15. Termination of Agreement.
         -------------------------

     (a) This Agreement shall become effective on the date hereof and shall remain in force from year to year so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or unless terminated pursuant to the provisions of sub-section (b) of this Section 15.

     (b) This Agreement may be terminated at any time without payment of any penalty, upon 60 days' prior written notice, by vote of the holders of a majority of the outstanding voting securities of the Fund, by vote of a majority of the Board Of Directors of the Fund, or by the Custodian. In the event such notice is given by the Fund, it shall be accompanied by a certified resolution of the Board of Directors of the Fund, electing a successor custodian or custodians. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a certified resolution of the Board of Directors of the Fund, designating a successor custodian or custodians. In the absence of such designation, the Custodian may designate a successor custodian which shall be qualified to so act under the 1940 Act. under the 1940 Act. If the Fund fails to designate a successor custodian designated by the Custodian, the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement.

     (c) Upon the date set forth in such notice under this Section 15, this Agreement shall terminate to the extent specified in such notice, and the Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and monies then held by the Custodian, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

                                        PREFERRED INCOME MANAGEMENT
                                        FUND INCORPORATED

                                        By: /s/  Donald F. Crumrine
                                            ------------------------------
                                               Donald F. Crumrine
                                        Title: Vice President and Secretary

                                        BOSTON SAFE DEPOSIT AND TRUST COMPANY

                                        By: /s/
                                            ------------------------------
                                        Title:

                                   SCHEDULE A

                                  FEE AGREEMENT

     Agreement, dated as of February 11, 1993 among THE BOSTON COMPANY ADVISORS, INC., a Massachusetts corporation ("Boston Advisors"), BOSTON SAFE DEPOSIT AND TRUST COMPANY, a Massachusetts trust company ("Boston Safe"), and PREFERRED INCOME MANAGEMENT FUND INCORPORATED, a Maryland corporation (the "Fund").

     In consideration of the services which Boston Advisors shall perform for the Fund pursuant to an Administration Agreement dated Feb. 11, 1993, and the services which Boston Safe shall perform for the Fund pursuant to a Custody Agreement dated Feb. 11, 1993 the Fund hereby agrees to pay Boston Advisors an aggregate monthly fee, on behalf of Boston Advisors and Boston Safe, under the foregoing agreements at the annual rate of:

     0.21 of 1.00% of the value of the Fund's average monthly net assets which, for the purposes of calculating such fee, will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (excluding aggregate liquidation preference on the outstanding shares of the Fund's auction rate preferred stock and accumulated dividends, if any, thereon).

     This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and which collectively shall be deemed to constitute only one instrument.

     The fee for the period from the date the Registration Statement is declared effective by the Securities and Exchange Commission to the end on the month during which the Registration Statement is declared effective shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

PREFERRED INCOME MANAGEMENT
FUND INCORPORATED

By:
    ------------------------------
Title:

THE BOSTON COMPANY ADVISORS, INC.

By:
    ------------------------------
Title:

BOSTON SAFE DEPOSIT AND TRUST COMPANY

By:
    ------------------------------
Title:

                                CUSTODY AGREEMENT

                                   APPENDIX A

     I, Lee D. Augsburger, Assistant Secretary of PREFERRED INCOME MANAGEMENT FUND INCORPORATED (the "Fund"), do hereby certify that the following individuals have been duly authorized by the Board of Directors of the Fund in conformity with the Fund's Articles of Incorporation and By-Laws to give Oral Instructions and Written Instructions on behalf of the Fund to Boston Safe Deposit and Trust Company as Custodian: Roland Caron and Louise O'Leary, and the signatures set forth opposite their respective names are their true and correct signatures:

Name                                    Signature

Roland Caron                            /s/  Roland Caron
                                        -----------------------------

Louise O'Leary                          /s/  Louise O'Leary
                                        -----------------------------

                                        /s/  Lee D. Augsburger
                                        -----------------------------
                                        Lee D. Augsburger
                                        Assistant Secretary

                                CUSTODY AGREEMENT

                                   APPENDIX B

     I, Lee D. Augsburger, Assistant Secretary of PREFERRED INCOME MANAGEMENT FUND INCORPORATED (the "Fund"), do hereby certify that the following individuals serve in the following positions with the Fund and each individual has been duly elected or appointed by the Board of Directors of the Fund to each such position and qualified therefor in conformity with the Fund's Articles of the Incorporation and By-Laws, and the signature set forth opposite their respective names are their true and correct signatures:

Name                       Position                  Signature
----                       --------                  ---------
Robert T. Flaherty         Chairman of the Board     /s/  Robert T. Flaherty
                           of Directors              -----------------------------
                           President and Chief
                           Executive Officer

Donald F. Crumrine         Chief Financial           /s/  Donald F. Crumrine
                           Officer, Chief            -----------------------------
                           Accounting Officer,
                           Vice President and
                           Secretary

Robert M. Ettinger         Vice President and        /s/  Robert M. Ettinger
                           Assistant Treasurer       -----------------------------

Peter C. Stimes            Vice President,           /s/  Peter C. Stimes
                           Treasurer and Assistant   -----------------------------
                           Secretary

Francis J. McNamara, III   Assistant Secretary       /s/  Francis J. McNamara, III
                                                     -----------------------------

Lee D. Augsburger          Assistant Secretary       /s/  Lee D. Augsburger
                                                     -----------------------------

Vincent Nave               Assistant Treasurer       /s/  Vincent Nave
                                                     -----------------------------

Richard H. Rose            Assistant Treasurer       /s/  Richard H. Rose
                                                     -----------------------------
                                                     /s/  Lee D. Augsburger
                                                     Lee D. Augsburger
                                                     Assistant Secretary

                                   APPENDIX C
                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                             Out-of-Pocket Expenses
                                Custody Agreement
--------------------------------------------------------------------------------

     Out of pocket expenses include, but are not limited to, the following:

          -Telephone and telecommunications charges

          -Postage

          -Insurance

          -Single Audit Letter

          -Shipping, certified and overnight mail

          -Pricing and Corporate Action Services

                                   APPENDIX D
                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                                Transaction Costs
                                Custody Agreement
--------------------------------------------------------------------------------

Type                                                       Per Transaction
----                                                       ---------------
DTC/Fed Book Entry                                               $12
Repurchase Agreement - depository eligible                       $12
Repurchase Agreement - non-depository eligible                   $17
Options/Futures                                                  $25
Physical Settlement                                              $30
Commercial Paper                                                 $30
Euro CD's (London)                                               $30

                                                                  Exhibit (k)(1)


                     TRANSFER AGENCY AND REGISTRAR AGREEMENT

     AGREEMENT dated as of February 11, 1993 between PREFERRED INCOME MANAGEMENT FUND INCORPORATED (the "Fund"), a corporation organized under the laws of Maryland and having its principal place of business at 301 E. Colorado Boulevard, Pasadena, California 91101, and THE SHAREHOLDER SERVICES GROUP, INC.
(MA) (the "Transfer Agent"), a corporation organized under the laws of Massachusetts and having its principal offices at One Exchange Place, 53 State Street, Boston, Massachusetts 02109.

                               W I T N E S S E T H
                               - - - - - - - - - -

     That for and in consideration of the mutual covenants and promises hereinafter set forth, the Fund and the Transfer Agent agree as follows:

     1. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     (a) "Articles of Incorporation" shall mean the Articles of Incorporation, Declaration of Trust, Partnership Agreement, or similar organizational document as the case may be, of the Fund as the same may be amended from time to time.

     (b) "Authorized Person" shall be deemed to include any person, whether or not such person is an officer or employee of the Fund, duly authorized to give Oral Instructions or Written Instructions on behalf of the Fund as indicated in a certificate furnished to the Transfer Agent pursuant to Section 4(c) hereof as may be received by the Transfer Agent from time to time.

     (c) "Board of Directors" shall mean the Board of Directors, Board of Trustees or, if the Fund is a limited partnership, the General Partner(s) of the Fund, as the case may be.

     (d) "Commission" shall mean the Securities and Exchange Commission.

     (e) "Custodian" refers to any custodian or subcustodian of securities and other property which the Fund may from time to time deposit, or cause to be deposited or held under the name or account of such a custodian pursuant to a Custodian Agreement.

     (f) "Fund" shall mean the entity executing this Agreement, and if it is a series fund, as such term is used in the 1940 Act, such term shall mean each series of the Fund hereafter created, except that appropriate documentation with respect to each series must be presented to the Transfer Agent before this Agreement shall become effective with respect to each such series.

     (g) "1940 Act" shall mean the Investment Company Act of 1940.

     (h) "Oral Instructions" shall mean instructions, other than Written Instructions, actually received by the Transfer Agent from a person reasonably believed by the Transfer Agent to be an Authorized Person.

     (i) "Prospectus" shall mean the most recently dated Fund Prospectus, including any supplements thereto, which has become effective under the Securities Act of 1933 and the 1940 Act.

     (j) "Shares" refers collectively to such shares of common stock of the Fund as may be issued from time to time.

     (k) "Shareholder" shall mean a holder of Shares.

     (l) "Written Instructions" shall mean a written communication signed by a person reasonably believed by the Transfer Agent to be an Authorized Person and actually received by the Transfer Agent. Written Instructions shall include manually executed originals and authorized electronic transmissions, including telefacsimile of a manually executed original or other process.

     2. Appointment of the Transfer Agent. The Fund hereby appoints and constitutes the Transfer Agent as transfer agent, registrar and dividend disbursing agent for Shares of the Fund, as shareholder servicing agent for the Fund, and as plan agent under the Fund's Dividend Reinvestment and Cash Purchase Plan. The Transfer Agent accepts such appointments and agrees to perform the duties hereinafter set forth.

     3. Compensation.

     (a) The Fund will compensate or cause the Transfer Agent to be compensated for the performance of its obligations hereunder in accordance with the fees set forth in the Fee Agreement between the Fund and the Transfer Agent dated February 11, 1993 (the "Fee Agreement") and attached hereto as Schedule A and incorporated herein. The Transfer Agent will transmit an invoice to the Fund as soon as practicable after the end of each calendar month, and the Fund will pay to the Transfer Agent the amount of such invoice within fifteen (15) days after the Fund's receipt of the invoice.

     In addition, the Fund agrees to pay, and will be billed separately for, out-of-pocket expenses incurred by the Transfer Agent in the performance of its duties hereunder. Out-of-pocket expenses shall include, but shall not be limited to, the items specified in the written schedule of out-of-pocket charges annexed hereto as Schedule B and incorporated herein. Unspecified out-of-pocket expenses shall be limited to those out-of-pocket expenses reasonably incurred by the Transfer Agent in the performance of its obligations hereunder. Reimbursement by the Fund for expenses incurred by the Transfer Agent in any month shall be made as soon as practicable but no later than 15 days after the receipt of an itemized bill from the Transfer Agent.

     (b) Any compensation agreed to hereunder may be adjusted from time to time by attaching a written amendment to the Fee Agreement executed and dated by the parties to the Fee Agreement.

     4. Documents. In connection with the appointment of the Transfer Agent the Fund shall deliver or cause to be delivered to the Transfer Agent the following documents on or before the date this Agreement goes into effect, but in any case within a reasonable period of time for the Transfer Agent to prepare to perform its duties hereunder:

     (a) If applicable, specimens of the certificates for Shares of the Fund;

     (b) All account application forms and other documents relating to Shareholder accounts or to any plan, program or service offered by the Fund;

     (c) A signature card bearing the signatures of any officer of the Fund or other Authorized Person who will sign Written Instructions or is authorized to give Oral Instructions;

     (d) A certified copy of the Articles of Incorporation, as amended;

     (e) A certified copy of the By-laws of the Fund, as amended;

     (f) A copy of the resolution of the Board of Directors authorizing the execution and delivery of this Agreement;

     (g) A certified list of Shareholders of the Fund with the name, address and taxpayer identification number of each Shareholder, and the number of Shares of the Fund held by each, certificate numbers and denominations (if any certificates have been issued), lists of any accounts against which stop transfer orders have been placed, together with the reasons therefore, and the number of Shares redeemed by the Fund; and

     (h) An opinion of counsel for the Fund with respect to the validity of the Shares and the status of such Shares under the Securities Act of 1933, as amended.

     5. Further Documentation. The Fund will also furnish the Transfer Agent with copies of the following documents promptly after the same shall become available:

     (a) each resolution of the Board of Directors authorizing the issuance of Shares;

     (b) any registration statements filed on behalf of the Fund and all pre-effective and post-effective amendments thereto filed with the Commission;

     (c) a certified copy of each amendment to the Articles of Incorporation or the By-laws of the Fund;

     (d) certified copies of each resolution of the Board of Directors or other authorization designating Authorized Persons; and

     (e) such other certificates, documents or opinions as the Transfer Agent may reasonably request in connection with the performance of its duties hereunder.

     6. Representations of the Fund. The Fund represents to the Transfer Agent that all outstanding Shares are validly issued, fully paid and non-assessable. When Shares are hereafter issued in accordance with the terms of the Fund's Articles of Incorporation and its Prospectus, such Shares shall be validly issued, fully paid and non-assessable.

     7. Distributions Payable in Shares. In the event that the Board of Directors of the Fund shall declare a distribution payable in Shares, the Fund shall deliver or cause to be delivered to the Transfer Agent written notice of such declaration signed on behalf of the Fund by an officer thereof, upon which the Transfer Agent shall be entitled to rely for all purposes, certifying (i) the identity of the Shares involved, (ii) the number of Shares involved, and
(iii) that all appropriate action has been taken.

     8. Duties of the Transfer Agent. The Transfer Agent shall be responsible for administering and/or performing those functions typically performed by a transfer agent; for acting as service agent in connection with dividend and distribution functions and as plan agent under the Fund's Dividend Reinvestment and Cash Purchase Plan; and for performing shareholder account and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the Custodian) of Shares in accordance with the terms of the Prospectus and applicable law. The operating standards and procedures to be followed shall be determined from time to time by agreement between the Fund and the Transfer Agent and shall initially be as described in Schedule C attached hereto. In addition, the Fund shall deliver to the Transfer Agent all notices issued by the Fund with respect to the Shares in accordance with and pursuant to the Articles of Incorporation or By-laws of the Fund or as required by law and shall perform such other specific duties as are set forth in the Articles of Incorporation including the giving of notice of any special or annual meetings of shareholders and any other notices required thereby.

     9. Record Keeping and Other Information. The Transfer Agent shall create and maintain all records required of it pursuant to its duties hereunder and as set forth in Schedule C in accordance with all applicable laws, rules and regulations, including records required by Section 31(a) of the 1940 Act. All records shall be available during regular business hours for inspection and use by the Fund. Where applicable, such records shall be maintained by the Transfer Agent for the periods and in the places required by Rule 3la-2 under the 1940 Act.

     Upon reasonable notice by the Fund, the Transfer Agent shall make available during regular business hours such of its facilities and premises employed in connection with the performance of its duties under this Agreement for reasonable visitation by the Fund, or any person retained by the Fund as may be necessary for the Fund to evaluate the quality of the services performed by the Transfer Agent pursuant hereto.

     10. Other Duties. In addition to the duties set forth in Schedule C, the Transfer Agent shall perform such other duties and functions, and shall be paid such amounts therefor, as may from time to time be agreed upon in writing between the Fund and the Transfer Agent. The compensation for such other duties and functions shall be reflected in a written amendment to Schedule A or Schedule B and the duties and functions shall be reflected in an amendment to Schedule C, both dated and signed by authorized persons of the parties hereto.

     11. Reliance by Transfer Agent; Instructions.

     (a) The Transfer Agent will have no liability when acting upon Written or Oral Instructions reasonably believed to have been executed or orally communicated by an Authorized Person and will not be held to have any notice of any change of authority of any person until receipt of a Written Instruction thereof from the Fund pursuant to Section 4(c). The Transfer Agent will also have no liability when processing Share certificates which it reasonably believes to bear the proper manual or facsimile signatures of the officers of the Fund and the proper countersignature of the Transfer Agent.

     (b) At any time, the Transfer Agent may apply to any Authorized Person of the Fund for Written Instructions and may seek advice from legal counsel for the Fund, or its own legal counsel, with respect to any matter arising in connection with this Agreement, and it shall not be liable for any action taken or not taken or suffered by it in good faith in accordance with such Written Instructions or in accordance with the opinion of counsel for the Fund or for the Transfer Agent. Written Instructions requested by the Transfer Agent will be provided by the Fund within a reasonable period of time. In addition, the Transfer Agent, its officers, agents or employees, shall accept Oral Instructions or Written Instructions given to them by any person representing or acting on behalf of the Fund only if said representative is an Authorized Person. The Fund agrees that all Oral Instructions shall be followed within one business day by confirming Written Instructions, and that the Fund's failure to so confirm shall not impair in any respect the Transfer Agent's right to rely on Oral Instructions. The Transfer Agent shall have no duty or obligation to inquire into, nor shall the Transfer Agent be responsible for, the legality of any act done by it upon the request or direction of a person reasonably believed by the Transfer Agent to be an Authorized Person.

     (c) Notwithstanding any of the foregoing provisions of this Agreement, the Transfer Agent shall be under no duty or obligation to inquire into, and shall not be liable for: (i) the legality of the issuance or sale of any Shares or the sufficiency of the amount to be received therefor; (ii) the legality of the redemption of any Shares, or the propriety of the amount to be paid therefor;
(iii) the legality of the declaration of any dividend by the Board of Directors, or the legality of the issuance of any Shares in payment of any dividend; or
(iv) the legality of any recapitalization or readjustment of the Shares.

     12. Acts of God, etc. The Transfer Agent will not be liable or responsible for delays or errors by acts of God or by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, mechanical breakdown, insurrection, war, riots, or failure or unavailability of transportation, communication or power supply, fire, flood or other catastrophe.

     13. Duty of Care and Indemnification. Each party hereto (the "Indemnifying Party") will indemnify the other party (the "Indemnified Party") against and hold it harmless from any and all losses, claims, damages, liabilities or expenses of any sort or kind (including reasonable counsel fees and expenses ) resulting from any claim, demand, action or suit or other proceeding (a "Claim") unless such Claim has resulted from a negligent failure to act or omission to act or bad faith of the Indemnified Party in the performance of its duties hereunder. In addition, the Fund will indemnify the Transfer Agent against and hold it harmless from any

Claim, damages, liabilities or expenses (including reasonable counsel fees) that is a result of: (i) any action taken in accordance with Written or Oral Instructions, or any other instructions, or share certificates reasonably believed by the Transfer Agent to be genuine and to be signed, countersigned or executed, or orally communicated by an Authorized Person; (ii) any action taken in accordance with written or oral advice reasonably believed by the Transfer Agent to have been given by counsel for the Fund or its own counsel; or (iii) any action taken as a result of any error or omission in any record (including but not limited to magnetic tapes, computer printouts, hard copies and microfilm copies) delivered, or caused to be delivered by the Fund to the Transfer Agent in connection with this Agreement.

     In any case in which the Indemnifying Party may be asked to indemnify or hold the Indemnified Party harmless, the Indemnifying Party shall be advised of all pertinent facts concerning the situation in question. The Indemnified Party will notify the Indemnifying Party promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification against the Indemnifying Party although the failure to do so shall not prevent recovery by the Indemnified Party. The Indemnifying Party shall have the option to defend the Indemnified Party against any Claim which may be the subject of this indemnification, and, in the event that the Idemnifying Party so elects, such defense shall be conducted by counsel chosen by the Indemnifying Party and satisfactory to the Indemnified Party, and thereupon the Indemnifying Party shall take over complete defense of the Claim and the Indemnified Party shall sustain no further legal or other expenses in respect of such Claim. The Indemnified Party will not confess any Claim or make any compromise in any case in which the Indemnifying Party will be asked to provide indemnification, except with the Indemnifying Party's prior written consent. The obligations of the parties hereto under this Section shall survive the termination of this Agreement.

     14. Consequential Damages. In no event and under no circumstances shall either party under this Agreement be liable to the other party for consequential or indirect loss of profits, reputation or business or any other special damages under any provision of this Agreement or for any act or failure to act hereunder.

     15. Term and Termination.

     (a) This Agreement shall be effective on the date first written above and shall continue in effect from year to year so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, provided that it may be terminated by either party upon 90 days prior written notice.

     (b) In the event a termination notice is given by the Fund, it shall be accompanied by a resolution of the Board of Directors, certified by the Secretary of the Fund, designating a successor transfer agent or transfer agents. Upon such termination and at the expense of the Fund, the Transfer Agent will deliver to such successor a certified list of shareholders of the Fund (with names and addresses), and all other relevant books, records, correspondence and other Fund records or data in the possession of the Transfer Agent, and the Transfer Agent will cooperate with the Fund and any successor transfer agent or agents in the substitution process.

     16. Confidentiality. Both parties hereto agree that any non-public information obtained hereunder concerning the other party is confidential and may not be disclosed to any other person without the consent of the other party, except as may be required by applicable law or at the request of the Commission or other governmental agency. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, without bond or other security, to an injunction or injunctions to prevent breaches of this provision.

     17. Amendment. This Agreement may only be amended or modified by a written instrument executed by both parties.

     18. Subcontracting. The Fund agrees that the Transfer Agent may, in its discretion, subcontract for certain of the services described under this Agreement or the Schedules hereto; provided that the appointment of any such Transfer Agent shall not relieve the Transfer Agent of its responsibilities hereunder.

     19. Miscellaneous.

     (a) Notices. Any notice or other instrument authorized or required by this Agreement to be given in writing to the Fund or the Transfer Agent, shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

     To the Fund:

     Preferred Income Management Fund Incorporated
     301 E. Colorado Blvd., Suite 720
     Pasadena, California  91101
     Attention:  Robert T. Flaherty

     To the Transfer Agent:

     The Shareholder Services Group, Inc.
     One Exchange Place
     53 State Street
     Boston, Massachusetts  02109
     Attention:  Robert F. Radin, President

     with a copy to TSSG Counsel.

     (b) Successors. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns, provided, however, that this Agreement shall not be assigned to any person other than a person controlling, controlled by or under common control with the assignor without the written consent of the other party, which consent shall not be unreasonably withheld.

     (c) Governing Law. This Agreement shall be governed exclusively by the laws of the State of New York without reference to the choice of law provisions thereof.

Each party hereto hereby (i) agrees that the Supreme Court of New York sitting in New York County shall have exclusive jurisdiction over any and all disputes arising hereunder; (ii) consents to the personal jurisdiction of such court over the parties hereto, hereby waiving any defense of lack of personal jurisdiction; and (iii) appoints the person to whom notices hereunder are to be sent as agent for service of process.

     (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; but such counterparts shall, together, constitute only one instrument.

     (e) Captions. The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (f) Use of Transfer Agent's Name. Fund shall not use the name of the Transfer Agent in any Prospectus, Statement of Additional Information, shareholders' report, sales literature or other material relating to the Fund in a manner not approved prior thereto in writing; provided, that the Transfer Agent need only receive notice of all reasonable uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by any government agency or applicable law or rule. Notwithstanding the foregoing, any reference to the Transfer Agent shall include a statement to the effect that it is a wholly owned subsidiary of First Data Corporation.

     (g) Use of Fund's Name. The Transfer Agent shall not use the name of the Fund or material relating to the Fund on any documents or forms for other than internal use in a manner not approved prior thereto in writing; provided, that the Fund need only receive notice of all reasonable uses of its name which merely refer in accurate terms to the appointment of the Transfer Agent or which are required by any government agency or applicable law or rule.

     (h) Independent Contractors. The parties agree that they are independent contractors and not partners or co-venturers.

     (i) Entire Agreement; Severability. This Agreement and the Schedules attached hereto constitute the entire agreement of the parties hereto relating to the matters covered hereby and supersede any previous agreements. If any provision is held to be illegal, unenforceable or invalid for any reason, the remaining provisions shall not be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                                        PREFERRED INCOME MANAGEMENT FUND
                                        INCORPORATED

                                        By: /s/ Donald F. Crumrine
                                            ------------------------------
                                        Title:   Donald F. Crumrine
                                                 Vice President and Secretary


                                        THE SHAREHOLDER SERVICES
                                        GROUP, INC.

                                        By:
                                            ------------------------------
                                        Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                                        PREFERRED INCOME MANAGEMENT FUND
                                        INCORPORATED

                                        By:
                                            ------------------------------
                                        Title:


                                        THE SHAREHOLDER SERVICES
                                        GROUP, INC.

                                        By:
                                            ------------------------------
                                        Title:

                                  FEE AGREEMENT

     Agreement, dated as of February 11, 1993 among THE SHAREHOLDER SERVICES GROUP, INC., a Massachusetts corporation ("TSSG"), and PREFERRED INCOME MANAGEMENT FUND INCORPORATED, a Maryland corporation (the "Fund").

     In consideration of the services which TSSG shall perform for the Fund pursuant to the Fund's Transfer Agency and Registrar Agreement, the Fund hereby agrees to pay a monthly fee to TSSG under the foregoing agreements as follows:

          an annual fee equal to .04% (four basis points) of the value of the Fund's average monthly net assets which for the purposes of calculating such fee, will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (excluding aggregate liquidation preference on the outstanding shares of the Fund's auction rate preferred stock and accumulated dividends, if any, thereon); provided, however, that if the value of the Fund's average monthly net assets shall fall below $166 million, then the annual rate of the fee shall equal .05% (five basis points) of the value of the Fund's average monthly net assets.

     The increase in the above fee if the Fund's average monthly net assets are below $166 million is hereby waived by TSSG for the period from the date of the Agreement to August 31, 1993.

     IN WITNESS WHEREOF, the parties hereto have caused the instrument to be duly executed and delivered by their duly authorized officers, as of the date and year first written above.

THE SHAREHOLDER SERVICES
GROUP, INC.


By:
    ------------------------------
Title:


PREFERRED INCOME MANAGEMENT
FUND INCORPORATED

By: /s/ Donald F. Crumrine
    ------------------------------
Title: Donald F. Crumrine,
       Vice President and Secretary

                                   Schedule B

                             OUT-OF-POCKET EXPENSES
                             ----------------------

     The Fund shall reimburse the Transfer Agent monthly for applicable out-of-pocket expenses, including, but not limited to the following items:

     o    Microfiche/microfilm production
     o    Magnetic media tapes and freight
     o Printing costs, including certificates, envelopes, checks and stationery
     o Postage (bulk, pre-sort, ZIP+4, barcoding, first class) direct pass through to the Fund
     o    Due diligence mailings
     o Telephone and telecommunication costs, including all lease, maintenance and line costs
     o    Proxy solicitations, mailings and tabulations
     o    Daily & Distribution advice mailings
     o    Shipping, Certified and Overnight mail and insurance
     o    Year-end form production and mailings
     o Terminals, communication lines, printers and other equipment and any expenses incurred in connection with such terminals and lines
     o    Duplicating services
     o    Courier services
     o    Incoming and outgoing wire charges
     o    Federal Reserve charges for check clearance
     o Record retention, retrieval and destruction costs, including, but not limited to, exit fees charged by third party record keeping vendors
     o    Third party audit reviews
     o    Insurance
     o Such other miscellaneous expenses reasonably incurred by the Transfer Agent in performing its duties and responsibilities under this Agreement

     The Fund agrees that postage and mailing expenses will be paid on the day of or prior to mailing as agreed with the Transfer Agent. In addition, the Fund will promptly reimburse the Transfer Agent for any other unscheduled expenses incurred by the Transfer Agent whenever the Fund and the Transfer Agent mutually agree that such expenses are not otherwise properly borne by the Transfer Agent as part of its duties and obligations under the Agreement.

                                   Schedule C

                          DUTIES OF THE TRANSFER AGENT
                          ----------------------------

     1. Shareholder Information. The Transfer Agent or its agent shall maintain a record of the number of Shares held by each holder of record which shall include name, address, taxpayer identification and which shall indicate whether such Shares are held in certificates or uncertificated form.

     2. Shareholder Services. The Transfer Agent or its agent will investigate all inquiries from Shareholders of the Fund relating to Shareholder accounts and will respond to all communications from Shareholders and others relating to its duties hereunder and such other correspondence as may from time to time be mutually agreed upon between the Transfer Agent and the Fund. The Transfer Agent shall provide the Fund with reports concerning shareholder inquiries and the responses thereto by the Transfer Agent, in such form and at such time as are agreed to by the Fund and the Transfer Agent.

     3. Share Certificates.

     (a) At the expense of the Fund, it shall supply the Transfer Agent or its agent with an adequate supply of blank share certificates to meet the Transfer Agent or its agent's requirements therefor. Such Share certificates shall be properly signed by facsimile. The Fund agrees that, notwithstanding the death, resignation, or removal of any officer of the Fund whose signature appears on such certificates, the Transfer Agent or its agent may continue to countersign certificates which bear such signatures until otherwise directed by Written Instructions.

     (b) The Transfer Agent or its agent shall issue replacement Share certificates in lieu of certificates which have been lost, stolen or destroyed, upon receipt by the Transfer Agent or its agent of properly executed affidavits and lost certificate bonds, in form satisfactory to the Transfer Agent or its agent, with the Fund and the Transfer Agent or its agent as obligees under the bond.

     (c) The Transfer Agent or its agent shall also maintain a record of each certificate issued, the number of Shares represented thereby and the holder of record. With respect to Shares held in open accounts or uncertified form, i.e., no certificate being issued with respect thereto, the Transfer Agent or its agent shall maintain comparable records of the record holders thereof, including their names, addresses and taxpayer identification. The Transfer Agent or its agent shall further maintain a stop transfer record on lost and/or replaced certificates.

     4. Mailing Communications to Shareholder; Proxy Materials. The Transfer Agent or its agent will address and mail to Shareholders of the Fund all reports to Shareholders, dividend and distribution notices and proxy material for the Fund's meetings of Shareholders. In connection with meetings of Shareholders, the Transfer Agent or its agent will prepare Shareholder lists, mail and certify as to the mailing of proxy materials, process and tabulate returned proxy cards, report on proxies voted prior to meetings, act as inspector of election at meetings and certify Shares voted at meetings.

     5. Dividend Reinvestment and Cash Purchase Plan. The Transfer Agent agrees to perform the services required to be performed by the plan agent, as set forth in the Fund's Dividend Reinvestment and Cash Purchase Plan.

     6. Transfer and Repurchase.

     (a) Requirements for Transfer or Repurchase of Shares. The Transfer Agent or its agent shall process all requests to transfer or redeem Shares in accordance with the transfer or repurchase procedures determined by the Fund.

     The Transfer Agent or its agent will transfer or repurchase Shares upon receipt of Oral or Written Instructions or otherwise pursuant to the Prospectus and Share certificates, if any, properly endorsed for transfer or redemption, accompanied by such documents as the Transfer Agent or its agent reasonably may deem necessary.

     The Transfer Agent or its agent reserves the right to refuse to transfer or repurchase Shares until it is satisfied that the endorsement on the instructions is valid and genuine. The Transfer Agent or its agent also reserves the right to refuse to transfer or repurchase Shares until it is satisfied that the requested transfer or repurchase is legally authorized, and it shall incur no liability for the refusal, in good faith, to make transfers or repurchases which the Transfer Agent or its agent, in its good judgment, deems improper or unauthorized, or until it is reasonably satisfied that there is no basis to any claims adverse to such transfer or repurchase.

     (b) Notice to Custodian and Fund. When Shares are redeemed, the Transfer Agent or its agent shall, upon receipt of the instructions and documents in proper form, deliver to the Custodian and the Fund or its designee a notification setting forth the number of Shares to be repurchased. Such repurchased Shares shall be reflected on appropriate accounts maintained by the Transfer Agent or its agent reflecting outstanding Shares of the Fund and Shares attributed to individual accounts.

     (c) Payment of Repurchase Proceeds. The Transfer Agent or its agent shall, upon receipt of moneys paid to it by the Custodian for the repurchase of Shares, pay such moneys as are received from the Custodian, all in accordance with the procedures described in the Written Instructions received by the Transfer Agent or its agent from the Fund.

     The Transfer Agent or its agent shall not process or effect any repurchase with respect to Shares of the Fund after receipt by the Transfer Agent or its agent of notification of the suspension of the determination of net asset value of the Fund.

     7. Dividends.

     (a) Notice to Agent and Custodian. Upon the declaration of each dividend and each capital gains distribution by the Board of Directors of the Fund with respect to Shares of the Fund, the Fund shall furnish or cause to be furnished to the Transfer Agent or its agent a copy of a resolution of the Fund's Board of Directors certified by the Secretary of the Fund setting forth the date of the declaration of such dividend or distribution, the ex-dividend date, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per Share to the shareholders of record as of that date, the total amount payable to the Transfer Agent or its agent on the payment date and whether such dividend or distribution is to be paid in Shares of such class at net asset value.

     On or before the payment date specified in such resolution of the Board of Directors, the Custodian of the Fund will pay to the Transfer Agent sufficient cash to make payment to the Shareholders of record as of such payment date that are not participating in the Fund's Dividend Reinvestment and Cash Purchase Plan.

     (b) Insufficient Funds for Payments. If the Transfer Agent or its agent does not receive sufficient cash from the Custodian to make total dividend and/or distribution payments to all Shareholders of the Fund as of the record date that are not participating in the Fund's Dividend Reinvestment and Cash Purchase Plan, the Transfer Agent or its agent will, upon notifying the Fund, withhold payment to all Shareholders of record as of the record date until sufficient cash is provided to the Transfer Agent or its agent.

                                                                      Exhibit 1
                                                                      to
                                                                      Schedule C

                               Summary of Services

     The services to be performed by the Transfer Agent or its agent shall be as follows:

A. DAILY RECORDS
   -------------

     Maintain daily the following information with respect to each Shareholder account as received:

     o    Name and Address (Zip Code)
     o    Class of Shares
     o    Taxpayer Identification Number
     o    Balance of Shares held by Agent
     o    Beneficial owner code: i.e., male, female, joint tenant, etc.
     o    Dividend code (reinvestment)
     o    Number of Shares held in certificate form

B. OTHER DAILY ACTIVITY
   --------------------

     o Answer written inquiries relating to Shareholder accounts (matters relating to portfolio management, distribution of Shares and other management policy questions will be referred to the Fund).

     o Process additional payments into established Shareholder accounts in accordance with Written Instruction from the Fund.

     o Upon receipt of proper instructions and all required documentation, process requests for repurchase of Shares.

     o Identify redemption requests made with respect to accounts in which Shares have been purchased within an agreed-upon period of time for determining whether good funds have been collected with respect to such purchase and process as agreed by the Transfer Agent in accordance with written instructions set forth by the Fund.

     o Examine and process all transfers of Shares, ensuring that all transfer requirements and legal documents have been supplied.

     o    Issue and mail replacement checks.

     o    Open new accounts and maintain records of exchanges between accounts.

C. DIVIDEND ACTIVITY
   -----------------

     o Calculate and process Share dividends and distributions as instructed by the Fund.

     o Compute, prepare and mail all necessary reports to Shareholders or various authorities as requested by the Fund. Report to the Fund reinvestment plan share purchases and determination of the reinvestment price.

D. MEETINGS OF SHAREHOLDERS
   ------------------------

     o Cause to be mailed proxy and related material for all meetings of Shareholders. Tabulate returned proxies (proxies must be adaptable to mechanical equipment of the Transfer Agent or its agents) and supply daily reports when sufficient proxies have been received.

     o    Prepare and submit to the Fund an Affidavit of Mailing.

     o At the time of the meeting, furnish a certified list of Shareholders, hard copy, microfilm or microfiche and, if requested by the Fund, Inspection of Election.

E. PERIODIC ACTIVITIES
   -------------------

     o Cause to be mailed reports, Prospectuses, and any other enclosures requested by the Fund (material must be adaptable to mechanical equipment of the Transfer Agent or its agents).

     o Receive all notices issued by the Fund with respect to the Preferred Shares in accordance with and pursuant to the Articles of Incorporation and the Indenture and perform such other specific duties as are set forth in the Articles of Incorporation including a giving of notice of a special meeting and notice of redemption in the circumstances and otherwise in accordance with all relevant provisions of the Articles of Incorporation.

                                                                  Exhibit (k)(2)


                              AMENDED AND RESTATED
                            ADMINISTRATION AGREEMENT

     The Administration Agreement of Preferred Income MANAGEMENT Fund Incorporated, a Maryland corporation (the "Fund") made and agreed to by and between the Fund and THE BOSTON COMPANY ADVISORS, INC., a Massachusetts corporation ("Boston Advisors"), on February 11, 1993, and as assigned by Boston Advisors to FIRST DATA INVESTOR SERVICES GROUP, INC., a Massachusetts corporation ("FDISG"), (then known as The Shareholder Services Group, Inc.) on April 29, 1994, is hereby further amended and restated as of December 1, 1996 to read in its entirety as follows:

     WHEREAS, the Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund desires to retain FDISG to render certain administrative services to the Fund and FDISG is willing to render such services;

                                   WITNESSETH:

     NOW, THEREFORE, in consideration of the premises and mutual convenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Fund hereby appoints FDISG to act as Administrator of the Fund on the terms set forth in this Agreement. FDISG accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Fund has furnished FDISG with copies properly certified or authenticated of each of the following:

     (a) Resolutions of the Fund's Board of Directors authorizing the appointment of FDISG to provide certain administrative services to the Fund and approving this Agreement;

     (b) The Fund's Articles of Incorporation filed with the Maryland Department of Assessments and Taxation on December 1, 1992 and all amendments thereto (the "Articles");

     (c) The Fund's By-Laws and all amendments thereto (the "By-Laws");

     (d) The Investment Advisory Agreement between Flaherty & Crumrine Incorporated (the "Adviser") and the Fund dated as of February 11, 1993 as amended and restated from time to time (the "Advisory Agreement");

     (e) The Custody Agreement between Boston Safe Deposit and Trust Company (the "Custodian") and the Fund dated as of February 11, 1993 as amended and restated from time to time (the "Custody Agreement");

     (f) The Transfer Agency and Registrar Agreement between The Shareholder Services Group, Inc. (the "Transfer Agent") and the Fund dated as of February 11, 1993 as amended and restated from time to time;

     (g) The Fund's most recent Registration Statement on Form N-2 (the "Registration Statement") under the Securities Act of 1933 and under the 1940 Act (File Nos. 33-56102 and 811-7390), as filed with the Securities and Exchange Commission ("SEC") on December 21, 1992 relating to shares of the Fund's Common Stock, $.01 par value per share, and all amendments thereto; and

     (h) The Fund's most recent prospectus (the "Prospectus").

     The Fund will furnish FDISG from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing. Furthermore, the Fund will provide FDISG with any other documents that FDISG may reasonably request and will notify FDISG as soon as possible of any matter materially affecting the performance of FDISG of its services under this agreement.

     3. Duties as Administrator. Subject to the supervision and direction of the Board of directors of the Fund, FDISG, as Administrator, will assist in supervising various aspects of the Fund's administrative operations and undertakes to perform the following specific services:

     (a) Maintaining office facilities (which may be in the offices of FDISG or a corporate affiliate);

     (b) Furnishing statistical and research data, data processing services, clerical services, and internal legal, executive the administrative services and stationery and office supplies in connection with the foregoing;

     (c) Furnishing corporate secretarial services including preparation and distribution of materials for Board of Directors meetings;

     (d) Accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Fund as may be required by section 31(a) of the 1940 Act and the rules thereunder);

     (e) Internal auditing;

     (f) Valuing the Fund's assets and calculating the net asset value of the shares of the Fund at the close of trading on the New York Stock Exchange (the "NYSE") on the last day on which the NYSE is open for trading of each week and month and at such other times as the Board of Directors may reasonably request;

     (g) Accumulating information for and, subject to approval by the Fund's Treasurer, preparing reports to the Fund's shareholders of record and the SEC including, but not necessarily limited to, Annual Reports and Semi-Annual Reports on Form N-SAR;

     (h) Preparing and filing various reports or other documents required by federal, state and other applicable laws and regulations and by stock exchanges on which the shares of the Fund are listed, other than those filed or required to be filed by the Adviser or Transfer Agent;

     (i) Preparing and filing the Fund's tax returns;

     (j) Assisting the Adviser, at the Adviser's request, in monitoring and developing compliance procedures for the Fund which will include, among other matter, procedures to assist the Adviser in monitoring compliance with the Fund's investment objective, policies, restrictions, tax matters and applicable laws and regulations; and

     (k) Preparing and furnishing the Fund (at the Fund's request) with the performance information (including yield and total return information) calculated in accordance with applicable U.S. securities laws and reporting to external databases such information as may reasonably be requested.

     In performing all services under this Agreement, FDISG shall act in conformity with the Fund's Articles and By-Laws; the 1940 Act and the Investment Advisers Act of 1940, as the same may be amended from time to time; and the investment objective, investment policies and other practices and policies set forth in the Fund's Registration Statement as such Registration Statement and practices and policies may be amended from time to time.

     4. Allocation of Expenses. FDISG shall bear all expenses in connection with the performance of its services under this Agreement.

     (a) FDISG will from time to time employ or associate with itself such person or persons as FDISG may believe to be particularly suited to assist it in performing services under this Agreement. Such person or persons may be officers and employees who are employed by both FDISG and the Fund. The compensation of such person or persons shall be paid by FDISG and no obligation shall be incurred on behalf of the Fund in such respect.

     (b) FDISG shall not be required to pay any of the following expenses incurred by the Fund: membership dues in the Investment Company Institute or any similar organization; investment advisory expenses; costs of printing and mailing stock certificates, prospectuses, reports and notices; interest on borrowed money; brokerage commissions; taxes and fees payable to Federal, state and other governmental agencies; fees of Directors of the Fund who are not affiliated with FDISG; outside auditing expenses; outside legal expenses; or other expenses not specified in this Section 4 which may be properly payable by the Fund.

     (c) For the services to be rendered, the facilities to be furnished and the payments to be made by FDISG, as provided for in this Agreement, the Fund will pay FDISG the fees in accordance with the Amended and Restated Fee Agreement among the Fund, Boston Safe Deposit and Trust Company and FDISG dated March 1, 1993 and attached hereto as Schedule A.

     (d) The Fund will compensate FDISG for its services rendered pursuant to this Agreement in accordance with the fees set forth above. Such fees do not include out-of-pocket disbursements of FDISG for which FDISG shall be entitled to bill separately. Out-of-pocket disbursements shall include, but shall not be limited to, the items specified in Schedule B, annexed hereto and incorporated herein, which schedule may be modified by FDISG upon not less than thirty days' prior written notice to the Fund.

     (e) FDISG will bill the Fund as soon as practicable after the end of each calendar month, and said billings will be detailed in accordance with the out-of-pocket schedule. The Fund will promptly pay to FDISG the amount of such billing.

     5. Limitation of Liability. FDISG shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from FDISG' willful misfeasance, bad faith or gross negligence in the performance of such obligations and duties, or by reason of its reckless disregard thereof. The Fund will indemnify FDISG against and hold it harmless from any and all losses, claims, damages, liabilities of expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from the willful misfeasance, bad faith or gross negligence of FDISG in the performance of such obligations and duties or by reason of its reckless disregard thereof.

     6. Termination of Agreement.

     (a) This Agreement shall become effective on the date hereof and shall remain in force from year to year so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or unless terminated pursuant to the provisions of subsection (b) of this Section 6.

     (b) This Agreement may be terminated at any time without payment of any penalty, upon 60 days' written notice, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Board of Directors of the Fund, or by the FDISG.

     7. Amendment to this Agreement. No provisions of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

     8. Miscellaneous.

     (a) Any notice or other instrument authorized or required by this Agreement to be given in writing to the Fund or FDISG shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

                    To the Fund:

                    Preferred Income Management Fund Incorporated
                    c/o Flaherty & Crumrine Incorporated
                    301 E. Colorado Blvd., Suite 720
                    Pasadena, CA  91101
                    Attention:  Robert T. Flaherty

                    To FDISG:

                    First Data Investor Services Group, Inc.
                    4400 Computer Drive, 2AW45
                    Westborough, Massachusetts 01581
                    Attention: Christine P. Ritch, Esquire

     (b) This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable without the written consent of the other party.

     (c) This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

     (d) This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and which collectively shall be deemed to constitute shall be deemed to constitute only one instrument.

     (e) The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     9. Confidentiality. All books, records, information and data pertaining to the business of the Fund that are exchanged or received pursuant to the performance of FDISG' duties under this Agreement shall remain confidential and shall not be voluntarily disclosed to any other person, except as specifically authorized by the Fund or as may be required by law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers as of the date, first written above.

                                        FIRST DATA INVESTOR SERVICES GROUP, INC.



                                        By:
                                            ------------------------------
                                        Title:


                                        PREFERRED INCOME MANAGEMENT FUND
                                        INCORPORATED

                                        By:
                                            ------------------------------
                                        Title:

                                   SCHEDULE A

                                  FEE SCHEDULE

     In consideration of the services which FDISG shall perform for the Fund pursuant to this Agreement, the Fund hereby agrees to pay FDISG an aggregate monthly fee at the annual rate of: 0.12 of 1.00% of the value of the Fund's average monthly net assets which, for the purposes of calculating such fee, will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (excluding aggregate liquidation preference on the outstanding shares of the Fund's auction rate preferred stock and accumulated dividends, if any, thereon).

     The fee for the period from the date the Registration Statement is declared effective by the Securities and Exchange Commission to the end on the month during which the Registration Statement is declared effective shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

                                   SCHEDULE B

                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                             Out-Of-Pocket Expenses
                            Administration Agreement

     Out-of Pocket expenses include, but are not limited to, the following:

     o    Postage

     o    Telephone and telecommunications charges

     o    Pricing services

     o    Travel to/from Board meetings

                                                                  Exhibit (k)(3)


                          AMENDMENT TO THE AMENDED AND
                        RESTATED ADMINISTRATION AGREEMENT

     This Amendment dated as of October 7, 1998, is entered into by PREFERRED INCOME MANAGEMENT FUND INCORPORATED (the "Fund") and FIRST DATA INVESTOR SERVICES GROUP, INC. ("FDISG").

     WHEREAS, the Fund and The Boston Company Advisors, Inc. ("Boston Advisors") entered into an Administration Agreement dated as of February 11, 1993, which Agreement was assigned by Boston Advisors to FDISG (then known as The Shareholder Services Group, Inc.) on April 24, 1994, and amended and restated by the parties on December 1, 1996 (the "Agreement");

     WHEREAS, the Fund and FDISG wish to further amend the Agreement;

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     I. Section 4(d) of the Agreement is deleted in its entirety and replaced with the following:

          (d) The Fund will compensate FDISG for its services rendered pursuant to this Agreement in accordance with the fees set forth above. Such fees do not include out-of-pocket disbursements of FDISG. FDISG shall be entitled to bill the Fund for such out-of-pocket expenses only upon the prior written approval of the Fund.

     II. Schedule B to the Agreement is deleted in its entirety.

     III. Except to the extent amended hereby, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as amended.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first written above.


                                        PREFERRED INCOME MANAGEMENT
                                        FUND INCORPORATED

                                        By: __________________________


                                        FIRST DATA INVESTOR SERVICES
                                        GROUP, INC.


                                        By: __________________________

                                                                  Exhibit (k)(4)

                           CO-ADMINISTRATION AGREEMENT

          This CO-ADMINISTRATIVE AGREEMENT is dated as of March 22, 1999, and is between PREFERRED INCOME MANAGEMENT FUND, INCORPORATED, a Maryland corporation (the "Fund") whose principal offices are located at 1680 38TH Street, Suite 800, Boulder, CO. 80301, and BOULDER ADMINISTRATIVE SERVICES, LLC, a Colorado limited liability company (the "Co-Administrator"), whose principal offices are located at 1680 38th Street, Suite 800, Boulder, CO. 80301.

                                    RECITALS

          A. The Fund is a closed-end investment management company organized as a Maryland Corporation. The Fund has retained First Data Investor Services Group, Inc. to act as Fund administrator (the "Administrator").

          B. The Fund desires to retain the Co-Administrator to provide administrative services to the Fund that are not required to be provided by the Administrator, and the Co-Administrator is willing to provide such services on the terms and subject to the conditions set forth in this Agreement.

                                    COVENANTS

          NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, and for other good and valuable consideration, the parties agree as follows:

     1. Officers and Staff. The Co-Administrator shall provide personnel to act as officers of the Fund, to do such things as are permitted in the Fund's Articles of Incorporation and By-laws, as each is amended to the date hereof.

     2. Administrative Services. The Co-Administrator shall provide the following administrative services to the Fund to the extent such services are not provided by the Administrator (collectively, the "Administrative Services"). It is intended that the Administrative Services provided by the Co-Administrator shall be of an administrative nature only and shall under no circumstances include services associated with the provision of investment advisory services.

          a. NEGOTIATION OF SERVICE PROVIDER CONTRACTS. The Co-Administrator shall negotiate all contracts with Service Providers, supervise their obligations, and make periodic reports to the Board on their respective performance. For this purpose, "Service Provider" means the Fund's Investment Adviser(s), the Administrator, the Fund's transfer agent and registrar, the Fund's custodian, the Fund's economic adviser, and all other service providers and vendors of the Fund.

          b. OVERSIGHT OF SERVICE PROVIDERS. The Co-Administrator shall maintain oversight with respect to the activities of the Service Providers and shall review all relevant reports, documentation and other work product prepared by the Service Providers including but not limited to:

               i. Documentation regarding the current investments of the Fund and all trades executed by such investment adviser(s) as the Fund may engage from time to time (the "Adviser(s)"),

               ii.  Monthly, quarterly and annual total returns,

               iii. Net realized and unrealized gains (losses) of the Fund,

               iv.  Weekly and month-end calculation of the Fund's NAV,

               v.   The Fund's asset allocation, and

               vi. Any and all other reports produced by Service Providers in regards to the Fund.

          c. REPORTS TO THE BOARD. The Co-Administrator shall make periodic reports to the Board and insure that all relevant information regarding the Fund is made available to shareholders, analysts, investors, and the like through shareholder reports, proxy statements, press releases, and other public documents and filings.

          d. DIVIDEND RECOMMENDATIONS AND COMPLIANCE WITH FUND POLICIES. The Co-Administrator shall, at the request of the Directors, study and make recommendations to the Directors regarding the Fund's dividend payout of income and capital gains, and the Fund's compliance with its policies and organizational documents, with the Investment Company Act of 1940, as amended (the "1940 Act"), and with IRS tax codes and regulations.

          e. GENERAL MANAGEMENT AND SHAREHOLDER COMMUNICATION. The Co-Administrator shall provide general management and oversight for the Fund, to the extent not provided by the Administrator or the Adviser. The
Co-Administrator shall provide such necessary personnel and equipment to adequately receive and respond to all inquiries of the Fund's shareholders.

          f. DIRECTORS & OFFICERS LIABILITY INSURANCE. At least annually, the Co-Administrator shall solicit proposals and make recommendations to the Board regarding the availability, cost and acquisition of errors and omissions/directors and officers liability insurance, fidelity bonds, and such other insurance as might be required or prudent, as the Board may determine.

          g. DISBURSEMENT SERVICES. The Co-Administrator shall review and approve all Fund expenses and cause them to be paid in a timely manner.

          h. ADMINISTRATION OF MMP. The Co-Administrator shall review the Fund's Money Market Cumulative (TM) Preferred Stock ("leverage"), its impact to the common shareholder, the Moody's asset coverage reports, dividend coverage reports, 1940 Act coverage reports, and the periodic rate payable on the leverage relative to the earning capabilities of the Fund's assets.

          i. PERSONNEL. The Co-Administrator shall, at its sole cost and expense, employ, engage or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement.

          j. OTHER SERVICES REQUESTED BY THE BOARD. The Co-Administrator shall provide such other administrative services as may be reasonably requested from time to time by the Board.

     3. Best Efforts. The Co-Administrator shall give the Fund the benefit of the Co-Administrator's best judgment and efforts in rendering services under this Agreement. As an inducement to the Co-Administrator's undertaking to render these services, the Fund agrees that the Co-Administrator shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from the Co-Administrator's willful misfeasance, bad faith or negligence in the performance of such obligations and duties, or by reason of its reckless disregard thereof.

     4. Compensation. In consideration of the responsibilities assumed and the Administrative Services to be rendered by the Co-Administrator under this Agreement, the Fund shall pay the Co-Administrator a monthly fee (commencing on the date the requisite approval of this Agreement pursuant to Section 5 is obtained) calculated at an annual rate of ten (10) basis points applied against the value of the Fund's average monthly net assets which, for the purposes of calculating such fee, will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (excluding aggregate liquidation preference on the outstanding shares of the Fund's auction rate preferred stock and accumulated dividends, if any, thereon). If the fees payable to the Co-Administrator pursuant to this Section begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.

     5. Approval of Agreement. This Agreement shall become effective as of March 22, 1999, the date on which the Agreement was approved by vote of a majority of:

          a. The Board of Directors of the Fund and

          b. The Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in this Agreement (the "Non-Interested Directors");

          c. cast in person at a meeting called for the purpose of voting on such approval (the "Board Approval"). This Agreement shall continue in effect with respect to the Fund until the last day of the calendar year next following the date of effectiveness specified herein, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year, subject to the immediately following sentence, and provided such continuance receives Board Approval, including approval by the Non-Interested Directors.

This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund's Board of Directors on 60 days' written notice to the Co-Administrator or by the Co-Administrator on 60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

          d. No Restrictions on Other Business. Except to the extent necessary to perform the Co-Administrator's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Co-Administrator, or any affiliate of the Co-Administrator, or any employee of the Co-Administrator, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services to any other corporation, firm, individual or association.

          e. Miscellaneous Provisions.

          f. Articles of Incorporation; Binding Effect. The Articles of Incorporation, establishing the Fund, together with all amendments thereto, is on file in the office of the Secretary of the State of Maryland. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the officers, directors or shareholders of the Fund or any of their agents, but only the Fund's property shall be bound.

          g. Governing Law. This Agreement shall be construed and its provisions interpreted in accordance with the laws of the State of Maryland.

          h. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors. This Agreement shall not be assignable by either party under any circumstances.

          i. Severability. If any term or provision hereunder, or any portion thereof, is held to be invalid or unenforceable, it shall not affect any other term or provision hereunder or any part thereof.

          j. Survival. All promises, covenants, agreements, representations and warranties contained herein shall survive the execution and delivery, and the subsequent termination, of this Agreement and the transactions contemplated hereunder.

          k. Entire Agreement. This Agreement contains the full, entire, and integrated agreement and understanding between the parties with respect to the covenants, promises and agreements herein described, and no representations, warranties, provisions, covenants, agreements or understandings, written or oral, not herein contained or referred to shall be of any force or effect. Except as otherwise provided herein, this Agreement may not be modified or amended except in writing signed by both of the parties hereto.

          l. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

THE FUND:                              THE CO-ADMINISTRATOR

PREFERRED INCOME MANAGEMENT FUND       BOULDER ADMINISTRATIVE SERVICES,
INCORPORATED, a Maryland               L.L.C., a Colorado limited liability
corporation                            company

By: ____________________________       By: _________________________________
    Stephen C. Miller, President           Carl D. Johns, Assistant Manager

                                                                  Exhibit (k)(5)


                                  FEE AGREEMENT

     Agreement, dated as of February 11, 1993 among THE BOSTON COMPANY ADVISORS, INC., a Massachusetts corporation ("Boston Advisors"), BOSTON SAFE DEPOSIT AND TRUST COMPANY, a Massachusetts trust company ("Boston Safe"), and PREFERRED INCOME MANAGEMENT FUND INCORPORATED, a Maryland corporation (the "Fund').

     In consideration of the services which Boston Advisors shall perform for the Fund pursuant to an Administration Agreement dated February 11, 1993, and the services which Boston Safe shall perform for the Fund pursuant to a Custody Agreement dated February 11, 1993 the Fund hereby agrees to pay Boston Advisors an aggregate monthly fee, on behalf of Boston Advisors and Boston Safe, under the foregoing agreements at the annual rate of:

          0.21 of 1.00% of the value of the Fund's average monthly net assets which, for the purposes of calculating such fee, will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (excluding aggregate liquidation preference on the outstanding shares of the Fund's auction rate preferred stock and accumulated dividends, if any, thereon).

     This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and which collectively shall be deemed to constitute only one instrument.

     The fee for the period from the date the Registration Statement is declared effective by the Securities and Exchange Commission to the end on the month during which the Registration Statement is declared effective shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

PREFERRED INCOME MANAGEMENT
FUND INCORPORATED

By: /s/ Donald Crumrine
    ------------------------------
Title: Donald F. Crumrine
       Vice President and Secretary


THE BOSTON COMPANY ADVISORS INC.

By: /s/ Francis J. McNamara, III
    ------------------------------
Title:


BOSTON SAFE DEPOSIT AND TRUST COMPANY

By: /s/ Vincent Nave
    ------------------------------
Title: